UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06637

The UBS Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.
UBS Asset Management
One North Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Jana L. Cresswell, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 888-793 8637

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

The UBS Funds

Annual Report | June 30, 2023

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President's letter

August 8, 2023

Dear Shareholder,

Since I last wrote you, the markets have continued to be marked by volatility, as investors shifted from pricing in benign economic outcomes, to overheating, to the possibility of severe financial distress. That said, we believe central bank monetary tightening policies have largely run their course, and we are starting to see a shift in economic momentum towards the US as of late, and away from Europe and China.

It increasingly appears that the US economy is likely to continue to avoid a recession in the coming months. Inflationary pressures are decelerating, and the labor market is resilient. Investors are warming to the view that the US expansion is likely to prove much more durable than consensus wisdom anticipated at the start of the year.

The Federal Reserve Board (the "Fed") left the target range for the US federal funds rate unchanged at 5%-5.25% after the June 13-14 Federal Open Market Committee meeting; they also made it clear that this lack of action does not suggest the hiking cycle is completely over. Inflation has remained too sticky, well above its 2% target, and given the strength of the US labor market, we believe it too soon for the Fed to be comfortable justifying an end to its rate hiking cycle.

With regard to China's economic recovery, markets are expecting more concrete supportive measures from the government, but we think it is more important that measures are clear and can be interpreted and implemented without ambiguity. Geopolitical tension between China and the US is a concern, but an economic decoupling is not likely at this stage as the two countries are highly dependent on each other.

Meanwhile in emerging markets ("EM") overall, although some of the headwinds have subsided, China's uneven economic recovery and the rising temperature in the China-US relations became major drags on EM equity markets. The increasing competitive intensity in the Chinese e-commerce sector and pressure from seed investors reducing their stakes in select large technology companies also weighed on investor sentiment.

Investors have grown broadly used to the residual risk of an escalation in the war in Ukraine over the course of the past year. Global markets have adapted to sanctions on Russia. While energy markets are fragile, we continue to see the risk of economically damaging disruptions to European energy supplies as low. The fact that investors have been gradually worrying less about higher oil prices and nuclear posturing has been an underlying supportive factor for markets this year.

Amid this backdrop, global equities experienced periods of elevated volatility. And while buffeted by a host of issues, including high inflation, central bank rate hikes, concerns that the global economy could fall into a recession, contentious US debt ceiling negotiations, unrest in the banking industry, and numerous geopolitical events, equities generally generated strong returns in the first half. Meanwhile, the overall global fixed income market was weak, with most central banks still in some fashion of hiking mode as they continue to attempt to combat inflation. In the US, short- and long-term US Treasury yields moved sharply higher.

In a global macroeconomic environment that has exhibited a high degree of uncertainty we believe in-depth fundamental research will continue to help active managers identify attractive investment opportunities in different sectors and countries. And, with market volatility still running high, we believe active managers can take advantage of the challenges and opportunities that market mis-pricings present as we seek to add value for our clients.

President's letter

As always, we thank you for being a part of the UBS family of funds.

Sincerely,

Igor Lasun
President
The UBS Funds
Managing Director
UBS Asset Management (Americas) Inc.

The markets in review

A resilient global economy

The global economy overcame numerous headwinds and continued to expand during the reporting period. However, there are several factors that could lead to slower growth going forward. According to its April 2023 World Economic Outlook Update, the International Monetary Fund (the "IMF") projected global gross domestic product ("GDP") growth to decline from 3.4% in 2022 to 2.8% in 2023. According to the IMF, "On the surface, the global economy appears poised for a gradual recovery from the powerful blows of the pandemic and of Russia's unprovoked war on Ukraine.... Below the surface, however, turbulence is building, and the situation is quite fragile, as the recent bout of banking instability reminded us." The IMF forecasts 2023 GDP to expand 1.6% in the US (versus 2.1% growth in 2022) and 0.8% in the eurozone (from 3.5% growth in 2022), while contracting -0.3% in the UK (from 4.0% growth in 2022), and rising 1.3% in Japan (from 1.1% growth in 2022).

With US inflation remaining persistent and elevated, the Fed continued to aggressively raise interest rates over much of the reporting period. From March 2022 through May 2023, the Fed raised rates at ten consecutive meetings. This pushed the federal funds rate to a range between 5.00% and 5.25%, the highest level since 2007. The Fed then paused from raising rates in June 2023 to "...assess additional information and its implications for monetary policy." However, with inflation running well above the central bank's preferred target, the pause appears to be only temporary. Fed officials expect to hike rates two additional times this year, which was reinforced by hawkish comments by Fed Chairman Jerome Powell. Similar monetary policy tightening was made by the Bank of England and European Central Bank, which raised rates for the 13th and eighth consecutive time, respectively, in June 2023. With inflation remaining elevated, both central banks expect to institute additional rate hikes as the year progresses. One outlier was the Bank of Japan, as it maintained its highly accommodative stance despite rising inflation.

Global equities generally post strong results

Global equities experienced periods of elevated volatility, but generated strong returns over the reporting period. The equity market overcame a host of issues, including high inflation, central bank rate hikes, concerns that the global economy could fall into a recession, contentious US debt ceiling negotiations, unrest in the banking industry, and numerous geopolitical events. Investor sentiment was generally positive, as the global economy continued to expand, corporate earnings were often better than expected, and several of the issues clouding the market were resolved. For the 12-months ended June 30, 2023, the S&P 500 Index1 returned 19.59%. Outside the US, international developed equities, as measured by the MSCI EAFE Index (net),2 gained 18.77% during the reporting period. Emerging markets equities were less robust, as the MSCI Emerging Markets Index (net)3 returned 1.75% during the reporting period.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held US common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The overall fixed income market declines

The overall global fixed income market was weak, as most central banks continued to aggressively raise interest rates in an attempt to combat inflation. In the US, short- and long-term US Treasury yields moved sharply higher. For the 12 months ended June 30, 2023, the yield on the US 10-year Treasury rose from 2.98% to 3.81%. 10-year government bond yields outside the US also generally moved higher. (Bond yields and prices generally move in the opposite direction.) For the 12-month reporting period, the overall US bond market, as measured by the Bloomberg US Aggregate Index,4 returned -0.94%. In contrast, riskier fixed income securities generated positive returns. High yield bonds, as measured by the ICE BofA US High Yield Index,5 gained 8.87%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 rose 6.85% during the reporting period.

4  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofA US High Yield Index is an unmanaged index that tracks the performance of US dollar denominated, below investment-grade rated corporate debt publicly issued in the US domestic market. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS All China Equity Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2023 (the "reporting period"), Class P shares of UBS All China Equity Fund (the "Fund") returned -22.14% while Class P2 shares returned -21.50%. The Fund's benchmark, the MSCI China All Shares Index (net) (the "Index"), returned -18.05% over the same time period. (Class P2 shares have lower expenses than the other share class of the Fund.) Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The portfolio underperformed the benchmark in the reporting period. Stock selection was negative in financials, materials and information technology. However, an overweight position and positive stock selection in communication services added value. An underweight in consumer discretionary also boosted performance. On the stock level, Yunnan Energy New Material, China Merchants Bank and Hainan Meilan International Airport were the main detractors, while NetEase, SSY Group and Anhui Gujing Distillery were the main contributors.

Portfolio performance summary (unaudited)1

What worked:

  – In terms of stock selection, NetEase was the top contributor to performance. The stock outperformed as its outlook has been improving due to regulatory easing, with the company receiving approvals for several major game titles in the past few months, alongside strong performance of existing games like Eggy Party. Furthermore, the company released its first quarter 2023 results, which slightly beat market expectations, driven by the growth in games and related value-added services revenue.

  – Shares of SSY Group outperformed on improved earnings as patient flow to hospitals resumed as COVID restrictions were lifted. In addition, the company delivered solid first quarter 2023 earnings.

  – Anhui Gujing Distillery was additive for performance. The company is expected to execute better on its sales and marketing with the introduction of an incentive program, and the management is more focused on profitability. This is expected to translate into better longer-term revenues. The easing of COVID restrictions also drove a rebound in consumer spending, including social gatherings and dining, which improved demand.

What didn't work:

•  Certain stock selection decisions detracted from performance during the reporting period.

  – The Fund's investment in Yunnan Energy New Material negatively impacted returns. Its shares fell after news that its two founders were under 'residential surveillance' and an investigation related to their supply of materials to the tobacco industry. Though the tobacco industry is a small part of its business, this development weighed on market sentiment. The 'residential surveillance' over the vice president was lifted earlier this year, but the sentiment is still weak. We reduced our position and continue to monitor the stock.

  – Shares of China Merchants Bank fell in 2022 after its ex-President was found guilty for corrupt behavior under the guise of a 'market-based operation' or 'wealth management business development.' In addition, the banking sector sold down on concerns about potential non-performing loans from the battered real estate sector. While the company's shares rallied in the fourth quarter of 2022 after the Chinese government announced easing of COVID restrictions and more concrete support measures for the property sector, investors took profits afterwards. We reduced our position and continue to monitor the stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS All China Equity Fund

  – The share price of Hainan Meilan International Airport declined during the reporting period. The company first rallied after the lifting of the COVID restrictions. However, investors are concerned about Hainan Meilan's dominant position in Hainan after Sanya's local government announced plans to build a third terminal for Sanya Phoenix International Airport. However, we believe Meilian Airport should maintain its dominant position and the market growth is big enough to support another terminal. We reduced our position and continue to monitor the stock.

Portfolio highlights (unaudited)

•  Kweichow Moutai engages in the manufacture and distribution of Moutai liquor series products. Moutai is a Chinese premium liquor brand with strong pricing power and growth visibility. We believe that the share price is attractively valued, and the company offers the potential to benefit from state-owned enterprise (SOE) reform.

•  Tencent is the leading company in China's PC/mobile internet market, and provides services such as instant messaging, online gaming, social community, news and online music. Tencent has established several powerful online service platforms and accumulated a huge number of loyal customers. With its current strong position, we expect the company to ride on the mature business models and consistently grow its business going forward. Fast-growing online games—along with newly emerging mobile games, which is one of the largest revenue-generating segments—will likely contribute the most to the company going forward.

•  NetEase is a leading online game company in China. It has a good track record for delivering blockbuster games and has posted healthy growth for more than 10 years. We believe that Netease continues to have a strong game pipeline and will be able to deliver new revenue streams. In our view, the company is well-positioned as a leading player in China's online entertainment sectors, particularly online games and music.

•  Alibaba is a large e-commerce company. We are underweight versus the fund's benchmark Alibaba on the back of concerns about intensifying competition within the e-commerce space, with recent reports on competitors ramping up competitive measures. However, we believe Alibaba has the strongest position in China's e-commerce space.

•  Ping An Insurance Group is well-placed to ride the structural growth in investment and retirement needs of the aging Chinese population. Premium penetration remains low compared to more developed Asian economies.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2023. The views and opinions in the letter were current as of August 8, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS All China Equity Fund

Average annual total returns for periods ended 06/30/23 (unaudited)

	1 year	Inception
Class P1,3	(22.14)%	(25.81)%
Class P2[2,3]	(21.50)	(12.78)
MSCI China All Shares Index (net)[4]	(18.05)	(20.69)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class P—19.96% and 1.11% and Class P2—7.66% and 0.31%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2023, do not exceed 1.10% for Class P shares. The Advisor has also entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and retained administration fees, and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy related expenses), through the period ending October 28, 2023, do not exceed 0.30% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is February 24, 2021.

2  Inception date of Class P2 is April 21, 2022.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI China All Shares Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is shown as of the inception date of the oldest share class: February 24, 2021.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS All China Equity Fund

Illustration of an assumed investment of $2,000,000 in Class P shares and $25,000,000 in Class P2 shares (unaudited)

The following graphs depict the performance of UBS All China Equity Fund Class P and Class P2 shares versus the MSCI China All Shares Index from February 24, 2021, the inception date of Class P, and April 21, 2022, the inception date of Class P2, through June 30, 2023. Class P and Class P2 shares may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or a loss upon redemption. It is important to note that UBS All China Equity Fund is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS All China Equity Fund Class P vs. MSCI China All Shares Index

UBS All China Equity Fund Class P2 vs. MSCI China All Shares Index

UBS All China Equity Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of June 30, 2023

Top ten holdings

NetEase, Inc.	13.2%
Tencent Holdings Ltd.	10.2
Kweichow Moutai Co. Ltd.	9.8
China Merchants Bank Co. Ltd.	8.3
Ping An Insurance Group Co. of China Ltd.	4.6
Ping An Bank Co. Ltd.	3.5
SSY Group Ltd.	3.1
China Resources Land Ltd.	3.0
Anhui Gujing Distillery Co. Ltd.	2.9
Meituan	2.8
Total	61.4%

Issuer breakdown by country or territory of origin

China	86.7%
United States	8.8
Hong Kong	6.0
Total	101.5%

Common stocks
Banks	11.8%
Beverages	13.8
Broadline retail	2.6
Capital markets	1.6
Chemicals	2.0
Construction materials	0.6
Diversified consumer services	0.6
Entertainment	13.5
Financial services	1.4
Food products	3.6
Hotels, restaurants & leisure	2.8
Household durables	0.6
Insurance	6.0
Interactive media & services	10.1
IT services	1.1
Life sciences tools & services	4.0
Pharmaceuticals	8.8
Real estate management & development	5.4
Semiconductors & semiconductor equipment	1.1
Tobacco	0.4
Transportation infrastructure	0.9
Total common stocks	92.7
Short-term investments	8.8
Total investments	101.5
Liabilities in excess of other assets	(1.5)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS All China Equity Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Common stocks: 92.7%
China: 86.7%
Alibaba Group Holding Ltd.*	5,400	$56,213
Anhui Conch Cement Co. Ltd., Class H	6,500	17,294
Anhui Gujing Distillery Co. Ltd., Class B*	5,200	89,668
China Jinmao Holdings Group Ltd.	82,000	12,089
China Merchants Bank Co. Ltd., Class H	56,500	257,702
China Resources Land Ltd.	22,000	93,625
Chinasoft International Ltd.*	52,000	32,794
Country Garden Services Holdings Co. Ltd.	13,000	16,870
CSPC Pharmaceutical Group Ltd.	96,000	83,547
Far East Horizon Ltd.	56,000	44,422
Hainan Meilan International Airport Co. Ltd., Class H*	23,000	28,626
Hangzhou Silan Microelectronics Co. Ltd., Class A	8,500	35,501
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	21,600	84,284
JD.com, Inc., Class A	1,509	25,735
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	7,500	49,513
Joinn Laboratories China Co. Ltd., Class H1,2	20,272	51,147
Kingsoft Corp. Ltd.	3,000	11,858
Kweichow Moutai Co. Ltd., Class A	1,300	303,035
Longfor Group Holdings Ltd.[1]	18,000	43,955
Meituan, Class B*,1	5,590	87,656
Midea Group Co. Ltd., Class A	2,100	17,070
NetEase, Inc.	21,000	406,747
Ping An Bank Co. Ltd., Class A	70,000	108,500
Ping An Insurance Group Co. of China Ltd., Class H	22,500	143,706
Smoore International Holdings Ltd.[1,2]	11,000	11,227
TAL Education Group, ADR*	3,168	18,881
Tencent Holdings Ltd.	7,400	313,769
Wanhua Chemical Group Co. Ltd., Class A	1,400	16,941
	Number of shares	Value
Common stocks—(concluded)
China—(concluded)
Wuliangye Yibin Co. Ltd., Class A	1,300	$29,348
WuXi AppTec Co. Ltd., Class H1	5,600	44,881
Wuxi Biologics Cayman, Inc.*,1	5,500	26,433
Yihai International Holding Ltd.*	12,000	25,847
Yunnan Baiyao Group Co. Ltd., Class A	6,020	43,539
Yunnan Energy New Material Co. Ltd., Class A*	3,400	45,271
ZJLD Group, Inc.*,1	4,000	4,012
		2,681,706
Hong Kong: 6.0%
AIA Group Ltd.	4,000	40,626
Hong Kong Exchanges & Clearing Ltd.	1,300	49,256
SSY Group Ltd.	148,000	94,734
		184,616
Total common stocks (cost $3,988,314)		2,866,322
Short-term investments: 8.8%
Investment companies: 8.8%
State Street Institutional U.S. Government Money Market Fund, 5.028%[3] (cost $271,130)	271,130	271,130
Total investments: 101.5% (cost $4,259,444)		3,137,452
Liabilities in excess of other assets: (1.5)%		(46,454)
Net assets: 100.0%		$3,090,998

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS All China Equity Fund

Portfolio of investments

June 30, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$22,893	$2,843,429	$—	$2,866,322
Short-term investments	—	271,130	—	271,130
Total	$22,893	$3,114,559	$—	$3,137,452

At June 30, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $269,311, represented 8.7% of the Fund's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at June 30, 2023.

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2023 (the "reporting period"), Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 3.06% (Class A shares returned -2.68% after the deduction of the maximum sales charge), while Class P shares returned 3.42%. For purposes of comparison, the ICE BofA US Treasury 1-5 Year Index returned -0.42% during the same time period, the MSCI World Index (net) returned 18.51%, and the FTSE One-Month US Treasury Bill Index returned 3.70%. (Class P shares have lower expenses than the other share class of the Fund.) Returns for all share classes over various time periods are shown on page 14; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Overall, the Fund delivered positive absolute returns in a challenging market environment of highly volatile but, on average, rising equity markets and yields. The strategy was slightly below its cash plus objective over the reporting period.

Portfolio performance summary (unaudited)1

•  The portfolio's strategic allocation to equities was additive, while fixed income detracted from performance.

  – Our strategic allocation to global equities delivered positive returns over the reporting period, with strong returns during the fourth quarter of 2022 and in the first half of 2023. In terms of the latter, falling inflation expectations and hopes for less aggressive monetary tightening drove the market higher.

  – Fixed income was a slight detractor overall as interest rates rose over the reporting period. An exception was high-yield corporate bonds, which were additive for returns due to narrowing credit spreads.

•  Overall, market allocation decisions contributed to results.

  – We maintained a slight equity underweight versus the benchmark for the first half of the reporting period to limit portfolio drawdowns. Over the six months ended December 31, 2022, this decision slightly detracted from performance as the underweight was more pronounced during the fourth quarter of the year when equities rallied.

  – Within equities, we assumed a pro-cyclical value position for most of the reporting period, with the rationale of further earnings upside from a reopening of the global economy. Most of the trades within this category contributed significantly to performance, such as long Stoxx600 Banks versus Eurostoxx50, long FTSE MIB Italy versus Stoxx50 and long MSCI World Value versus the market positions.

  – Trades that detracted from performance were more defensively minded, such as a long UK versus EuroStoxx50 position and a long Topix versus MSCI World trade, the latter of which performed well during the prior reporting period, but was pressured by a sharp rise in the Japanese yen during the first half of the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Dynamic Alpha Fund

•  Overall, active currency positions contributed to results.

  – The largest contributor to performance was a short Great Britain pound versus euro trade, which benefited from ongoing headwinds to pan-European growth expectations. Both currencies were supported by hawkish central banks, but weaker growth in the UK and the more pro-cyclical tilt of the Great Britain pound caused it to underperform. Other positive trades were the long Brazilian real versus the US dollar, and a long Mexican peso versus the US dollar. These trades benefited from increasing yield differentials and the expectation of a Chinese reopening supporting emerging market currencies. Slight detractors were a long Japanese yen versus US dollar and short New Zealand dollar versus US dollar positions.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns in the portfolio. We used a variety of equity and fixed income options, futures and swaps to implement our tactical asset allocation strategy. Looking at the impact of derivatives in isolation is not very meaningful and could potentially be misleading, as oftentimes they are used as a complement or risk mitigant to other existing positions in the portfolio.

•  The fund is expected to be liquidated on or about October 10, 2023, as explained in the shareholder communication/prospectus supplement dated June 30. 2023, which was mailed to investors in the fund. Please see that communication for further details.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2023. The views and opinions in the letter were current as of August 8, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 06/30/23 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.06%	1.88%	1.00%
Class P3	3.42	2.12	1.24
After deducting maximum sales charge
Class A1	(2.68)%	0.74%	0.42%
ICE BofA US Treasury 1-5 Year Index[3]	(0.42)	0.90	0.85
MSCI World Index (net)[4]	18.51	9.07	9.50
FTSE One-Month US Treasury Bill Index[4]	3.70	1.50	0.93

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class A—2.33% and 1.37%; Class P—2.11% and 1.12%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 1.35% for Class A shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The ICE BofA US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The FTSE One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $2,000,000 in Class P shares (unaudited)

The following graphs depict the performance of UBS Dynamic Alpha Fund Class A and Class P shares versus the ICE BofA US Treasury 1-5 Year Index, the MSCI World Index (net) and the FTSE One-Month US Treasury Bill Index over the 10 years ended June 30, 2023. Class P shares may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or a loss upon redemption. It is important to note that UBS Dynamic Alpha Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS Dynamic Alpha Fund Class A vs. ICE BofA US Treasury 1-5 Year Index, MSCI World Index (net) and FTSE One-Month US Treasury Bill Index

UBS Dynamic Alpha Fund Class P vs. ICE BofA US Treasury 1-5 Year Index, MSCI World Index (net) and FTSE One-Month US Treasury Bill Index

UBS Dynamic Alpha Fund

Portfolio statistics and industry diversification—(unaudited)1,2

As a percentage of net assets as of June 30, 2023

Top ten holdings

Bundesobligation due 04/11/25	4.4%
iShares MSCI International Value Factor ETF	4.3
U.S. Treasury Notes, 0.250% due 05/31/25	4.1
U.S. Treasury Bills, 5.207% due 10/12/23	4.0
U.S. Treasury Bills, 5.097% due 11/02/23	4.0
U.S. Treasury Bills, 4.464% due 12/28/23	4.0
U.S. Treasury Bills, 4.670% due 01/25/24	4.0
U.S. Treasury Bills, 4.768% due 02/22/24	4.0
U.S. Treasury Notes, 1.250% due 03/31/28	3.0
U.S. Treasury Notes, 1.875% due 02/28/27	2.6
Total	38.4%

Top five issuer breakdown by country or territory of origin

United States	54.6%
Germany	4.9
France	4.3
Canada	4.2
New Zealand	4.0
Total	72.0%

Corporate bonds
Advertising	0.1%
Aerospace & defense	0.1
Agriculture	0.8
Airlines	0.1
Apparel	0.1
Auto manufacturers	0.8
Auto parts & equipment	0.2
Banks	5.0
Biotechnology	0.4
Chemicals	0.3
Commercial services	0.5
Computers	0.1
Cosmetics/Personal Care	0.2
Diversified financial services	1.5
Electric	2.4
Engineering & construction	0.8
Entertainment	0.5
Gas	1.0
Healthcare-products	0.2
Insurance	2.4
Media	0.4
Miscellaneous manufacturers	0.2
Oil & gas	1.3
Pharmaceuticals	0.6
Pipelines	0.6
Real estate investment trusts	0.8
Retail	0.0	†
Semiconductors	0.2
Software	0.3
Telecommunications	0.4
Transportation	0.4
Total corporate bonds	22.7
Mortgage-backed securities	0.0	†
Non-U.S. government agency obligations	23.9
U.S. government agency obligations	0.1
U.S. Treasury obligations	38.2
Exchange traded funds	5.3
Short-term investments	1.4
Options purchased	0.0	†
Investment of cash collateral from securities loaned	0.1
Total investments	91.7
Other assets in excess of liabilities	8.3
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

1  The portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2023

	Face amount[1]		Value
Corporate bonds: 22.7%
Australia: 0.7%
APA Infrastructure Ltd. 4.200%, due 03/23/25[2]		15,000	$14,539
Aurizon Network Pty. Ltd. 4.000%, due 06/21/24[2]	AUD	30,000	19,685
Ausgrid Finance Pty. Ltd. 3.750%, due 10/30/24[2]	AUD	30,000	19,576
Commonwealth Bank of Australia (fixed, converts to FRN on 10/03/24), 1.936%, due 10/03/29[2,3]	EUR	100,000	103,819
			157,619
Belgium: 0.5%
Resa SA 1.000%, due 07/22/26[2]	EUR	100,000	99,457
Bermuda: 0.1%
XL Group Ltd. 5.250%, due 12/15/43		20,000	19,686
Canada: 0.8%
Bank of Montreal 5.200%, due 12/12/24		75,000	74,373
Bank of Nova Scotia 5.250%, due 12/06/24		30,000	29,734
Canadian Pacific Railway Co. 1.350%, due 12/02/24		60,000	56,374
TELUS Corp. Series CQ, 3.750%, due 01/17/25	CAD	15,000	11,027
			171,508
France: 2.5%
AXA SA (fixed, converts to FRN on 05/28/29), 3.250%, due 05/28/49[2,3]	EUR	100,000	97,564
SCOR SE Series., (fixed, converts to FRN on 03/13/29), 5.250%, due 03/13/29[2,3,4]		200,000	150,731
Terega SA 2.200%, due 08/05/25[2]	EUR	100,000	105,204
TotalEnergies SE (fixed, converts to FRN on 02/26/25), 2.625%, due 02/26/25[2,3,4]	EUR	100,000	103,396
Unibail-Rodamco-Westfield SE (fixed, converts to FRN on 04/25/26), 2.875%, due 01/25/26[2,3,4]	EUR	100,000	88,387
			545,282
Germany: 0.6%
Kreditanstalt fuer Wiederaufbau 3.750%, due 02/15/28		20,000	19,555
Volkswagen International Finance NV 1.125%, due 10/02/23[2]	EUR	100,000	108,289
			127,844
	Face amount[1]		Value
Corporate bonds—(continued)
Ireland: 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.650%, due 10/29/24		300,000	$281,913
Italy: 0.3%
Autostrade per l'Italia SpA 4.375%, due 09/16/25[2]	EUR	50,000	54,499
Mexico: 1.3%
Mexico City Airport Trust 5.500%, due 07/31/47[2]		200,000	172,320
Petroleos Mexicanos 3.750%, due 02/21/24[2]	EUR	100,000	107,548
			279,868
New Zealand: 0.5%
BNZ International Funding Ltd. 0.500%, due 07/03/24[2]	EUR	100,000	105,286
Poland: 0.8%
Globalworth Real Estate Investments Ltd. 3.000%, due 03/29/25[2]	EUR	100,000	89,388
Tauron Polska Energia SA 2.375%, due 07/05/27[2]	EUR	100,000	92,928
			182,316
Spain: 0.5%
Redexis Gas Finance BV 1.875%, due 04/27/27[2]	EUR	100,000	99,583
Switzerland: 0.5%
Argentum Netherlands BV for Swiss Life AG (fixed, converts to FRN on 06/16/25), 4.375%, due 06/16/25[2,3,4]	EUR	100,000	106,420
United Kingdom: 2.8%
AstraZeneca PLC 3.500%, due 08/17/23		30,000	29,926
BAT Capital Corp. 3.557%, due 08/15/27		25,000	22,989
BAT International Finance PLC 0.875%, due 10/13/23[2]	EUR	100,000	108,104
Lloyds Banking Group PLC 2.250%, due 10/16/24[2]	GBP	100,000	120,109
M&G PLC (fixed, converts to FRN on 07/20/24), 3.875%, due 07/20/49[2,3]	GBP	100,000	122,407
National Grid PLC 5.602%, due 06/12/28		30,000	30,126
Reynolds American, Inc. 4.450%, due 06/12/25		25,000	24,294
Virgin Money U.K. PLC (fixed, converts to FRN on 04/24/25), 3.375%, due 04/24/26[2,3]	GBP	100,000	115,433
WPP Finance 2010 3.750%, due 09/19/24		25,000	24,236
			597,624

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2023

	Face amount[1]	Value
Corporate bonds—(continued)
United States: 9.5%
Air Products & Chemicals, Inc. 2.050%, due 05/15/30	20,000	$16,978
Albemarle Corp. 5.450%, due 12/01/44	30,000	28,205
Altria Group, Inc. 4.400%, due 02/14/26	13,000	12,720
Amgen, Inc. 5.150%, due 03/02/28	35,000	34,968
5.250%, due 03/02/25	40,000	39,789
Apache Corp. 4.250%, due 01/15/44	60,000	40,500
Aptiv PLC/Aptiv Corp. 2.396%, due 02/18/25	50,000	47,450
AT&T, Inc. 4.350%, due 03/01/29	40,000	38,426
Bank of America Corp. 3.875%, due 08/01/25	80,000	77,730
Baxter International, Inc. 2.600%, due 08/15/26	30,000	27,550
Broadcom, Inc. 3.150%, due 11/15/25	35,000	33,250
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP 5.125%, due 04/01/25[5]	25,000	24,815
Citigroup, Inc. 3.875%, due 10/25/23	110,000	109,375
4.600%, due 03/09/26	20,000	19,363
Comcast Corp. 3.950%, due 10/15/25	35,000	34,119
Consumers Energy Co. 4.650%, due 03/01/28	60,000	59,529
Costco Wholesale Corp. 1.600%, due 04/20/30	10,000	8,325
CVS Health Corp. 2.625%, due 08/15/24	25,000	24,178
Dell International LLC/EMC Corp. 5.300%, due 10/01/29	30,000	29,781
Enterprise Products Operating LLC 3.900%, due 02/15/24	20,000	19,780
EQT Corp. 3.900%, due 10/01/27	20,000	18,490
Estee Lauder Cos., Inc. 4.375%, due 05/15/28	50,000	49,242
Eversource Energy 2.900%, due 03/01/27	60,000	55,280
Exelon Corp. 3.400%, due 04/15/26	15,000	14,252
Fiserv, Inc. 3.200%, due 07/01/26	20,000	18,767
General Motors Financial Co., Inc. 4.350%, due 04/09/25	60,000	58,431
Georgia Power Co. Series A, 2.100%, due 07/30/23	25,000	24,929
	Face amount[1]		Value
Corporate bonds—(continued)
United States—(continued)
Gilead Sciences, Inc. 2.500%, due 09/01/23		20,000	$19,895
Goldman Sachs Group, Inc. 0.250%, due 01/26/28[2]	EUR	50,000	45,619
3.375%, due 03/27/25[2]	EUR	25,000	26,897
3.500%, due 04/01/25		70,000	67,241
Illinois Tool Works, Inc. 2.650%, due 11/15/26		45,000	42,126
JPMorgan Chase & Co. 3.625%, due 12/01/27		50,000	46,873
Kinder Morgan, Inc. 5.625%, due 11/15/23[5]		35,000	34,979
Liberty Mutual Group, Inc. 4.569%, due 02/01/29[5]		25,000	23,577
Mastercard, Inc. 2.000%, due 03/03/25[6]		20,000	19,010
Morgan Stanley 4.000%, due 07/23/25		75,000	72,816
4.350%, due 09/08/26		20,000	19,315
MPLX LP 4.250%, due 12/01/27		30,000	28,490
National Rural Utilities Cooperative Finance Corp. 3.700%, due 03/15/29		15,000	13,847
NIKE, Inc. 2.400%, due 03/27/25		20,000	19,127
Oncor Electric Delivery Co. LLC 3.700%, due 11/15/28		25,000	23,606
Oracle Corp. 2.500%, due 04/01/25		20,000	18,983
4.500%, due 05/06/28		20,000	19,459
Paramount Global 4.750%, due 05/15/25		33,000	32,214
Pfizer Investment Enterprises Pte. Ltd. 4.650%, due 05/19/25		80,000	79,287
Quanta Services, Inc. 0.950%, due 10/01/24		50,000	46,983
Raytheon Technologies Corp. 3.950%, due 08/16/25		25,000	24,495
Santander Holdings USA, Inc. (fixed, converts to FRN on 03/09/28), 6.499%, due 03/09/29[3]		25,000	24,728
Southern California Edison Co. Series E, 3.700%, due 08/01/25		20,000	19,252
Southern Co. 3.250%, due 07/01/26		35,000	32,921
Thermo Fisher Scientific, Inc. 1.215%, due 10/18/24		20,000	18,911
TWDC Enterprises 18 Corp. 1.850%, due 07/30/26		10,000	9,129
United Airlines Pass-Through Trust Series 2016-1, Class B, 3.650%, due 01/07/26		28,588	26,315

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2023

	Face amount[1]		Value
Corporate bonds—(concluded)
United States—(concluded)
Verizon Communications, Inc. 3.376%, due 02/15/25		25,000	$24,147
Virginia Electric & Power Co. Series A, 3.800%, due 04/01/28		20,000	18,948
Visa, Inc. 1.900%, due 04/15/27		25,000	22,792
Warnermedia Holdings, Inc. 3.755%, due 03/15/27		50,000	46,638
6.412%, due 03/15/26		65,000	65,054
Williams Cos., Inc. 4.300%, due 03/04/24		35,000	34,604
Xcel Energy, Inc. 4.000%, due 06/15/28		20,000	19,031
			2,053,531
Total corporate bonds (cost $5,261,112)			4,882,436
Mortgage-backed securities: 0.0%†
United States: 0.0%†
LNR CDO IV Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[5,7,8]		8,000,000	0
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 5.032%, due 04/25/35[3]		60,943	7,690
Total mortgage-backed securities (cost $8,101,672)			7,690
Non-U.S. government agency obligations: 23.9%
Australia: 1.8%
Australia Government Bonds 2.250%, due 05/21/28[2]	AUD	420,000	258,694
2.750%, due 11/21/27[2]	AUD	200,000	126,735
			385,429
Canada: 3.4%
Canada Government Bonds 1.500%, due 09/01/24	CAD	650,000	472,048
3.000%, due 04/01/26	CAD	150,000	109,702
3.750%, due 02/01/25	CAD	100,000	74,375
Canada Housing Trust No. 1 2.350%, due 09/15/23[5]	CAD	100,000	75,098
			731,223
Colombia: 0.1%
Colombia Government International Bonds 8.125%, due 05/21/24		30,000	30,572
Finland: 0.5%
Finland Government Bonds 0.500%, due 04/15/26[2]	EUR	100,000	101,594
	Face amount[1]		Value
Non-U.S. government agency obligations—(continued)
France: 1.7%
Caisse d'Amortissement de la Dette Sociale 1.375%, due 11/25/24[2]	EUR	100,000	$105,745
French Republic Government Bonds OAT 0.000%, due 03/25/25[2,9]	EUR	260,000	267,997
			373,742
Germany: 4.4%
Bundesobligation 0.000%, due 04/11/25[2,9]	EUR	910,000	938,902
Ireland: 2.2%
Ireland Government Bonds 1.000%, due 05/15/26[2]	EUR	460,000	474,053
Japan: 2.2%
Japan Bank for International Cooperation 3.125%, due 02/15/28	EUR	100,000	107,340
Japan Government Ten Year Bonds 0.100%, due 03/20/28	JPY	24,000,000	166,667
Japanese Government CPI-Linked Bond 0.100%, due 03/10/28	JPY	28,656,720	209,323
			483,330
Mexico: 0.1%
Mexico Government International Bonds 6.750%, due 02/06/24	GBP	20,000	25,395
Netherlands: 0.7%
Netherlands Government Bonds 1.750%, due 07/15/23[2]	EUR	130,000	141,721
New Zealand: 3.5%
New Zealand Government Bonds 0.500%, due 05/15/26	NZD	900,000	489,154
New Zealand Government Bonds Inflation-Linked 3.000%, due 09/20/30[2]	NZD	418,473	267,328
			756,482
Poland: 0.4%
Republic of Poland Government International Bonds 0.000%, due 02/10/25[2,9]	EUR	90,000	92,048
Romania: 0.4%
Romania Government International Bonds 2.750%, due 02/26/26[2]	EUR	80,000	82,741
Spain: 0.8%
Spain Government Bonds 1.600%, due 04/30/25[2]	EUR	170,000	179,460
Supranationals: 1.3%
Corp. Andina de Fomento 4.500%, due 06/05/25[2]	AUD	35,000	22,590
European Financial Stability Facility 0.500%, due 07/11/25[2]	EUR	100,000	102,750

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2023

	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Supranationals—(concluded)
European Investment Bank 3.875%, due 03/15/28		40,000	$39,353
European Stability Mechanism 0.125%, due 04/22/24[2]	EUR	70,000	74,311
European Union 3.000%, due 09/04/26[2]	EUR	30,000	32,421
			271,425
United Kingdom: 0.4%
United.Kingdom Gilt 0.750%, due 07/22/23[2]	GBP	60,000	76,033
Total non-U.S. government agency obligations (cost $5,710,115)			5,144,150
U.S. government agency obligations: 0.1%
United States: 0.1%
Tennessee Valley Authority, 0.750%, due 05/15/25		30,000	27,680
Total U.S. government agency obligations (cost $28,145)			27,680
U.S. Treasury obligations: 38.2%
United States: 38.2%
U.S. Treasury Bills 4.464%, due 12/28/23[10]		880,000	861,148
4.670%, due 01/25/24[10]		880,000	857,318
4.768%, due 02/22/24[10]		880,000	853,835
5.097%, due 11/02/23[10]		880,000	865,114
5.207%, due 10/12/23[10]		880,000	867,338
5.275%, due 11/02/23[10]		190,000	186,659
5.312%, due 10/12/23[10]		190,000	187,198
U.S. Treasury Notes 0.250%, due 05/31/25		970,000	887,664
0.375%, due 04/30/25		530,000	487,641
1.250%, due 03/31/28		730,000	638,921
1.500%, due 02/29/24		150,000	146,145
1.875%, due 02/28/27		620,000	568,317
2.750%, due 11/15/23		560,000	554,816
3.625%, due 05/15/26		270,000	263,419
Total U.S. Treasury obligations (cost $8,383,734)			8,225,533
	Number of shares	Value
Exchange traded funds: 5.3%
iShares MSCI International Value Factor ETF	36,269	$923,046
iShares MSCI USA Value Factor ETF	2,255	211,497
Total exchange traded funds (cost $906,753)		1,134,543
Short-term investments: 1.4%
Investment companies: 1.4%
State Street Institutional U.S. Government Money Market Fund, 5.028%[10] (cost $310,028)	310,028	310,028

	Number of contracts	Notional amount
Options Purchased: 0.0%†
Put options: 0.0%†
Call JPY Put USD, strike 132.930, expires 09/11/23 (Counterparty MSCI)	650,000.00	USD	650,000	1,486
Total options purchased (cost $4,719)				1,486

	Number of shares
Investment of cash collateral from securities loaned: 0.1%
Money market funds: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.060%[10] (cost $13,685)	13,685	13,685
Total investments: 91.7% (cost $28,719,963)		19,747,231
Other assets in excess of liabilities: 8.3%		1,784,833
Net assets: 100.0%		$21,532,064

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2023

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
116	EUR	Eurex STOXX 600 Bank Index Futures	September 2023	$959,274	$986,685	$27,411
26	EUR	EURO STOXX 600 Index Futures	September 2023	657,022	657,928	906
3	GBP	FTSE 100 Index Futures	September 2023	288,859	287,331	(1,528)
6	EUR	FTSE MIB Index Futures	September 2023	900,749	928,492	27,743
32	USD	MSCI Emerging Markets Index Futures	September 2023	1,627,581	1,596,640	(30,941)
16	USD	MSCI World Energy Index Futures	September 2023	688,831	697,687	8,856
8	USD	MSCI World Small Cap Index Futures	September 2023	490,503	492,400	1,897
2	USD	S&P 500 E-Mini Index Futures	September 2023	438,804	448,825	10,021
3	USD	S&P MID 400 E-Mini Index Futures	September 2023	774,576	793,230	18,654
4	JPY	TSE TOPIX Index Futures	September 2023	618,362	634,256	15,894
Interest rate futures buy contracts:
7	AUD	Australian Bond 10 Year Futures	September 2023	544,866	541,717	(3,149)
6	CAD	Canadian Bond 10 Year Futures	September 2023	558,136	554,958	(3,178)
U.S. Treasury futures buy contracts:
4	USD	U.S. Treasury Note 10 Year Futures	September 2023	454,943	449,062	(5,881)
Total				$9,002,506	$9,069,211	$66,705
Index futures sell contracts:
3	EUR	CAC 40 Index Futures	July 2023	$(237,889)	$(242,590)	$(4,701)
31	EUR	EURO STOXX 50 Index Futures	September 2023	(1,471,274)	(1,497,531)	(26,257)
5	USD	MSCI World Index Futures	September 2023	(458,736)	(464,450)	(5,714)
Interest rate futures sell contracts:
2	EUR	German Euro BOBL Futures	September 2023	(255,623)	(252,526)	3,097
U.S. Treasury futures sell contracts:
9	USD	U.S. Treasury Note 10 Year Futures	September 2023	(1,021,696)	(1,010,390)	11,306
1	USD	U.S. Treasury Ultra Bond Futures	September 2023	(134,046)	(136,219)	(2,173)
4	USD	Ultra U.S. Treasury Note 10 Year Futures	February 2033	(476,869)	(473,750)	3,119
Total				$(4,056,133)	$(4,077,456)	$(21,323)
Net unrealized appreciation (depreciation)						$45,382

Centrally cleared credit default swap agreements on credit indices—sell protection11

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX.EM.S39	USD	1,300	06/20/28	Quarterly	1.000%	$83,047	$(61,872)	$21,175
CDX.NA.HY.S40	USD	625	06/20/28	Quarterly	5.000	(3,421)	18,387	14,966
Total						$79,626	$(43,485)	$36,141

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2023

Centrally cleared credit default swap agreements on corporate issues—sell protection11

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
iTraxx Europe Crossover S39	EUR	400	06/20/28	Quarterly	5.000%	$(4,138)	$18,031	$13,893

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	378,478	CLP	302,900,000	07/18/23	$(1,290)
BOA	EUR	6,150,000	USD	6,654,269	07/18/23	(60,824)
BOA	GBP	1,905,000	USD	2,394,439	07/18/23	(25,118)
BOA	KRW	280,000,000	USD	215,378	07/18/23	2,761
BOA	USD	1,286,705	BRL	6,380,000	07/18/23	42,610
BOA	USD	1,361,349	COP	5,779,949,000	07/18/23	18,846
BOA	USD	2,332,043	JPY	323,700,000	07/18/23	(84,359)
CIBC	CNY	17,805,000	USD	2,491,983	07/18/23	37,442
CITI	BRL	3,171,590	USD	660,000	07/18/23	(822)
CITI	USD	715,584	IDR	10,639,300,000	07/18/23	(6,027)
GS	HKD	865,000	USD	110,510	07/18/23	101
HSBC	USD	3,344,684	NOK	36,040,000	07/18/23	14,515
JPMCB	INR	17,680,000	USD	213,922	07/18/23	(1,496)
JPMCB	TWD	7,300,000	USD	238,049	07/18/23	3,321
MSCI	AUD	170,000	USD	115,290	07/18/23	2,003
MSCI	CAD	2,855,000	USD	2,139,181	07/18/23	(16,350)
MSCI	CHF	120,000	USD	132,998	07/18/23	(1,248)
MSCI	USD	331,352	ZAR	6,200,000	07/18/23	(2,354)
SSC	CAD	145,000	EUR	100,738	07/18/23	519
SSC	NOK	1,080,000	GBP	78,999	07/18/23	(327)
SSC	NZD	5,150,000	USD	3,160,521	07/18/23	149
SSC	USD	208,909	EUR	190,000	07/18/23	(1,451)
SSC	USD	57,385	GBP	45,000	07/18/23	(230)
Net unrealized appreciation (depreciation)						$(79,629)

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$4,882,436	$—	$4,882,436
Mortgage-backed securities	—	7,690	0	7,690
Non-U.S. government agency obligations	—	5,144,150	—	5,144,150
U.S. government agency obligations	—	27,680	—	27,680
U.S. Treasury obligations	—	8,225,533	—	8,225,533
Exchange traded funds	1,134,543	—	—	1,134,543
Short-term investments	—	310,028	—	310,028
Options purchased	—	1,486	—	1,486
Investment of cash collateral from securities loaned	—	13,685	—	13,685
Futures contracts	128,904	—	—	128,904
Swap agreements	—	36,418	—	36,418
Forward foreign currency contracts	—	122,267	—	122,267
Total	$1,263,447	$18,771,373	$0	$20,034,820
Liabilities
Futures contracts	$(83,522)	$—	$—	$(83,522)
Swap agreements	—	(61,872)	—	(61,872)
Forward foreign currency contracts	—	(201,896)	—	(201,896)
Total	$(83,522)	$(263,768)	$—	$(347,290)

At June 30, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Floating or variable rate securities. The rates disclosed are as of June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

4  Perpetual investment. Date shown reflects the next call date.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $158,469, represented 0.7% of the Fund's net assets at period end.

6  Security, or portion thereof, was on loan at the period end.

7  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

8  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

9  Zero coupon bond.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2023

10  Rates shown reflect yield at June 30, 2023.

11  If the Fund's is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund's will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2023 (the "reporting period"), Class A shares of UBS Global Allocation Fund (the "Fund") returned 3.82% (Class A shares returned -1.89% after the deduction of the maximum sales charge), while Class P shares returned 3.99%. In contrast, the Fund's benchmark, the MSCI All Country World Index (net), returned 16.53% during the same time period. For comparison purposes, the 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) returned 9.30% and the FTSE World Government Bond Index (Hedged in USD) returned -1.31%. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 27; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive total return during the reporting period; however, it lagged its primary benchmark on a relative basis. Tactical asset allocation decisions detracted from performance, whereas security selection contributed to results.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns in the portfolio. We used a variety of equity and fixed income options, futures and swaps to implement our tactical asset allocation strategy.

Portfolio performance summary (unaudited)1

•  Bottom-up security selection contributed to performance.

  – All underlying active managers contributed positively to performance (US large-cap value, US large-cap growth, and International equity) with the exception of the Emerging Markets Equity Opportunity strategy which detracted from returns.

•  Active asset allocation decisions detracted from performance.

  – Overall, tactical asset allocation in equities detracted from returns, while fixed income was flat and currency decisions slightly contributed to results.

  – Within equities, the largest detractor was our emerging market equity positioning. Specifically, an overweight to Brazil over other emerging market equities detracted due to fiscal headline risk with the new Brazilian President Lula da Silva. In addition, an overweight to Chinese equities over US equities detracted from returns given weaker than expected economic data and headline risk in China along with US equity markets strongly outperforming over the reporting period. However, an overweight to Energy over World equities contributed to returns on the news of China's reopening, along with supply constraints driving energy prices higher.

  – Within fixed income, overall duration positioning detracted from performance over the reporting period, including using duration to hedge equity risk. In addition, a long UK gilts and short German bunds trade detracted from performance as bunds rallied more than gilts. "Gilts" and "bunds" refer to UK and German sovereign debt, respectively.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Global Allocation Fund

  – Within currency, the largest contributor to performance was a short Great Britain pound versus euro trade, which benefited from ongoing headwinds to pan-European growth expectations. Both currencies were supported by hawkish central banks, but weaker growth in the UK and the more pro-cyclical tilt of the Great Britain pound caused it to underperform. Other positive trades were the long Brazilian real versus the US dollar, and a long Mexican peso versus the US dollar. These trades benefited from increasing yield differentials and the expectation of a Chinese reopening supporting emerging market currencies. Slight detractors were a long Japanese yen versus US dollar and short New Zealand dollar versus US dollar positions. During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns in the portfolio. We used a variety of equity and fixed income options, futures and swaps to implement our tactical asset allocation strategy. Looking at the impact of derivatives in isolation is not very meaningful and could potentially be misleading, as oftentimes they are used as a complement or risk mitigant to other existing positions in the portfolio.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2023. The views and opinions in the letter were current as of August 8, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 06/30/23 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.82%	3.27%	4.54%
Class P2	3.99	3.51	4.81
After deducting maximum sales charge
Class A1	(1.89)%	2.11%	3.95%
MSCI All Country World Index (net)[3]	16.53	8.10	8.75
FTSE World Government Bond Index (Hedged in USD)[4]	(1.31)	0.38	1.88
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)[5]	9.30	5.32	6.22

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class A—1.48% and 1.29%; Class P—1.20% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 1.20% for Class A shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The FTSE World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) is a unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $2,000,000 in Class P shares (unaudited)

The following graphs depict the performance of UBS Global Allocation Fund Class A and Class P shares versus the MSCI All Country World Index (net), FTSE World Government Bond Index (Hedged in USD), and the 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) over the 10 years ended June 30, 2023. Class P shares may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or a loss upon redemption. It is important to note that UBS Global Allocation Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS Global Allocation Fund Class A vs. MSCI All Country World Index (net), FTSE World Government Bond Index (Hedged in USD) and 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)

UBS Global Allocation Fund Class P vs. MSCI All Country World Index (net), FTSE World Government Bond Index (Hedged in USD) and 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)

UBS Global Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of June 30, 2023

Top ten fixed income holdings

U.S. Treasury Bills, 5.312% due 10/12/23	2.3%
U.S. Treasury Bills, 5.275% due 11/02/23	2.2
New Zealand Government Bonds Inflation-Linked, 2.000% due 09/20/25	1.4
U.S. Treasury Notes, 1.625% due 11/30/26	0.6
U.S. Treasury Notes, 0.625% due 08/15/30	0.6
U.S. Treasury Notes, 1.375% due 09/30/23	0.6
UMBS TBA, 3.500%	0.5
U.S. Treasury Notes, 1.500% due 09/30/24	0.4
FHLMC, 2.000% due 02/01/51	0.4
UMBS TBA, 4.000%	0.4
Total	9.4%

Top ten equity holdings

PACE International Equity Investments	11.0%
PACE International Emerging Markets Equity Investments	6.6
UBS Emerging Markets Equity Opportunity Fund	6.3
PACE High Yield Investments	5.0
Microsoft Corp.	1.3
UBS All China Equity Fund	1.3
Apple, Inc.	0.9
Alphabet, Inc., Class A	0.9
Total	33.3%

Top five issuer breakdown by country or territory of origin2

United States	84.6%
Japan	2.4
United Kingdom	1.7
New Zealand	1.4
Netherlands	1.1
Total	91.2%

1  The portfolio is actively managed and its composition will vary over time.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies and exchange traded funds was included, the country or territory of origin breakdown would be as follows: United States: 38.29%, Japan: 6.62%, China: 3.04%, Switzerland: 1.68% and United Kingdom: 1.44%.

UBS Global Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of June 30, 2023

Common stocks
Aerospace & defense	0.2%
Automobile components	0.5
Automobiles	0.2
Banks	1.3
Beverages	0.6
Biotechnology	1.1
Broadline retail	0.7
Capital markets	0.8
Chemicals	0.6
Consumer finance	0.4
Consumer staples distribution & retail	0.5
Diversified telecommunication services	0.4
Electric utilities	0.3
Electrical equipment	0.4
Electronic equipment, instruments & components	0.3
Entertainment	1.0
Financial services	0.7
Food products	0.7
Ground transportation	0.4
Health care equipment & supplies	1.0
Health care providers & services	0.8
Hotels, restaurants & leisure	0.4
Household durables	0.2
Industrial conglomerates	0.1
Industrial REITs	0.3
Insurance	0.9
Interactive media & services	1.1
Leisure products	0.1
Life sciences tools & services	0.5
Machinery	0.6
Media	0.3
Metals & mining	0.1
Oil, gas & consumable fuels	1.4
Passenger airlines	0.1
Personal care products	0.7
Pharmaceuticals	0.9
Professional services	0.1
Semiconductors & semiconductor equipment	1.4
Software	2.9
Specialized REITs	0.1
Specialty retail	0.3
Technology hardware, storage & peripherals	1.0
Textiles, apparel & luxury goods	0.6
Tobacco	0.2
Trading companies & distributors	0.7
Wireless telecommunication services	0.1
Total common stocks	28.0

Investment companies	30.3%
Asset-backed securities	2.1
Corporate bonds
Auto manufacturers	0.5
Banks	3.3
Commercial services	0.2
Diversified financial services	0.9
Electric	1.2
Machinery-diversified	0.4
Media	1.2
Oil & gas	0.4
Pipelines	0.4
Semiconductors	0.5
Software	0.5
Telecommunications	0.3
Total corporate bonds	9.8
Mortgage-backed securities	0.8
Non-U.S. government agency obligations	4.4
U.S. government agency obligations	8.6
U.S. Treasury obligations	10.2
Short-term investments	3.6
Investment of cash collateral from securities loaned	1.0
Total investments	98.8
Other assets in excess of liabilities	1.2
Net assets	100.0%

UBS Global Allocation Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Common stocks: 28.0%
Australia: 0.1%
Glencore PLC[1]	42,654	$240,788
Austria: 0.2%
BAWAG Group AG*,2	7,563	348,431
Canada: 0.3%
Canadian Pacific Kansas City Ltd.[3]	6,077	490,839
Denmark: 0.2%
Genmab AS*	784	296,434
France: 0.4%
Cie Generale des Etablissements Michelin SCA	8,621	254,560
Pernod Ricard SA	1,395	308,098
Ubisoft Entertainment SA*	3,150	88,957
		651,615
Germany: 0.6%
CTS Eventim AG & Co. KGaA	5,212	329,012
Infineon Technologies AG	9,513	392,231
Knorr-Bremse AG	4,754	363,026
		1,084,269
Hong Kong: 0.3%
AIA Group Ltd.	51,817	523,064
Iceland: 0.1%
Marel HF2	28,216	88,365
India: 0.3%
HDFC Bank Ltd., ADR	6,178	430,607
Ireland: 0.3%
AIB Group PLC[3]	115,736	486,221
Italy: 0.2%
PRADA SpA	63,900	428,120
Japan: 1.5%
ITOCHU Corp.[3]	11,800	465,065
JTOWER, Inc.*,3	4,600	219,010
Keyence Corp.	600	282,130
Nippon Telegraph & Telephone Corp.	395,000	466,735
Shin-Etsu Chemical Co. Ltd.	10,700	353,565
SoftBank Group Corp.	4,800	225,305
Sony Group Corp.	4,400	395,343
TechnoPro Holdings, Inc.[3]	9,100	195,691
		2,602,844
Netherlands: 1.1%
Heineken Holding NV	2,607	226,585
Koninklijke Philips NV*	20,936	452,521
OCI NV*,3	8,311	199,245
Shell PLC	31,447	935,540
		1,813,891
	Number of shares	Value
Common stocks—(continued)
South Korea: 0.1%
Samsung Electronics Co. Ltd.	4,378	$239,891
Spain: 0.2%
Banco de Sabadell SA	313,654	360,741
Sweden: 0.2%
Hexpol AB	28,548	302,543
Switzerland: 0.7%
Alcon, Inc.	5,469	452,771
Novartis AG, Registered Shares	5,465	549,522
Wizz Air Holdings PLC*,2	7,496	260,370
		1,262,663
United Kingdom: 1.3%
Ashtead Group PLC	6,091	421,124
British American Tobacco PLC	9,649	319,590
Legal & General Group PLC	77,921	224,935
London Stock Exchange Group PLC	4,871	517,535
Ocado Group PLC*,3	10,405	75,058
Spectris PLC	5,990	273,482
Unilever PLC	6,894	358,910
		2,190,634
United States: 19.9%
Abbott Laboratories	2,094	228,288
AbbVie, Inc.	7,999	1,077,705
Agilent Technologies, Inc.	1,904	228,956
Airbnb, Inc., Class A*	120	15,379
Allstate Corp.	2,526	275,435
Alphabet, Inc., Class A*	12,183	1,458,305
Amazon.com, Inc.*	9,457	1,232,814
American Express Co.	1,415	246,493
Ameriprise Financial, Inc.	1,921	638,079
APA Corp.	9,641	329,433
Apple, Inc.	7,689	1,491,435
Aptiv PLC*	5,452	556,595
Bio-Rad Laboratories, Inc., Class A*	1,073	406,796
BJ's Wholesale Club Holdings, Inc.*	3,622	228,222
Broadcom, Inc.	568	492,700
Brunswick Corp.	2,578	223,358
Bunge Ltd.	6,390	602,896
CF Industries Holdings, Inc.	2,773	192,502
Comcast Corp., Class A	13,900	577,545
Constellation Brands, Inc., Class A	1,242	305,693
Cooper Cos., Inc.	630	241,561
Crown Castle, Inc.	1,340	152,680
Dexcom, Inc.*	1,329	170,790
Dollar Tree, Inc.*	3,322	476,707
Dynatrace, Inc.*	3,327	171,241
Eli Lilly & Co.	1,968	922,953
EOG Resources, Inc.	1,434	164,107
Expedia Group, Inc.*	2,033	222,390

UBS Global Allocation Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Exxon Mobil Corp.	2,027	$217,396
Fidelity National Information Services, Inc.	3,248	177,666
Haleon PLC	134,511	550,496
Honeywell International, Inc.	1,066	221,195
HubSpot, Inc.*	443	235,716
Ingersoll Rand, Inc.	8,860	579,090
IQVIA Holdings, Inc.*	1,117	251,068
Kenvue, Inc.*	8,700	229,854
Laboratory Corp. of America Holdings	2,008	484,591
Las Vegas Sands Corp.*	5,331	309,198
LivaNova PLC*	3,900	200,577
Lowe's Cos., Inc.	1,389	313,497
Lululemon Athletica, Inc.*	841	318,318
Marsh & McLennan Cos., Inc.	2,575	484,306
Marvell Technology, Inc.	3,673	219,572
Mastercard, Inc., Class A	1,813	713,053
McDonald's Corp.	763	227,687
Meta Platforms, Inc., Class A*	890	255,412
Micron Technology, Inc.	5,040	318,074
Microsoft Corp.	6,607	2,249,948
Mondelez International, Inc., Class A	8,127	592,783
MSCI, Inc.	300	140,787
Netflix, Inc.*	1,091	480,575
NextEra Energy, Inc.	6,454	478,887
NIKE, Inc., Class B	2,314	255,396
NVIDIA Corp.	2,401	1,015,671
Oracle Corp.	3,726	443,729
Palo Alto Networks, Inc.*	1,396	356,692
PepsiCo, Inc.	1,176	217,819
Prologis, Inc.	3,580	439,015
Regal Rexnord Corp.	3,283	505,254
Salesforce, Inc.*	1,842	389,141
ServiceNow, Inc.*	546	306,836
Shoals Technologies Group, Inc., Class A*	5,364	137,104
SLM Corp.	24,883	406,090
Snap, Inc., Class A*	13,795	163,333
Splunk, Inc.*	3,575	379,272
Take-Two Interactive Software, Inc.*	5,102	750,810
Tesla, Inc.*	1,634	427,732
TJX Cos., Inc.	3,148	266,919
TransDigm Group, Inc.	378	337,996
Union Pacific Corp.	1,205	246,567
United Rentals, Inc.	608	270,785
UnitedHealth Group, Inc.	1,794	862,268
Vertex Pharmaceuticals, Inc.*	1,275	448,685
VMware, Inc., Class A*	2,714	389,975
Voya Financial, Inc.	5,577	399,927
Wells Fargo & Co.	12,426	530,342
Williams Cos., Inc.	21,333	696,096
		34,224,258
Total common stocks (cost $40,407,421)		48,066,218
	Face amount[1]	Value
Asset-backed securities: 2.1%
Cayman Islands: 0.1%
Dryden 60 CLO Ltd., Series 2018-60A, Class A, 3 mo. USD LIBOR + 1.050%, 6.310%, due 07/15/31[2,4]	$250,000	$247,662
United States: 2.0%
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.850%, due 06/15/26[2]	63,963	63,722
AmeriCredit Automobile Receivables Trust Series 2019-2, Class D, 2.990%, due 06/18/25	175,000	172,195
Series 2020-2, Class B, 0.970%, due 02/18/26	274,100	271,759
Series 2020-2, Class C, 1.480%, due 02/18/26	375,000	361,489
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.830%, due 09/15/26[2]	23,823	23,721
Drive Auto Receivables Trust Series 2020-2, Class C, 2.280%, due 08/17/26	24,770	24,689
Series 2021-2, Class C, 0.870%, due 10/15/27	200,000	195,275
DT Auto Owner Trust, Series 2021-1A, Class D, 1.160%, due 11/16/26[2]	100,000	92,536
Exeter Automobile Receivables Trust Series 2020-3A, Class C, 1.320%, due 07/15/25	37,142	37,075
Series 2021-1A, Class D, 1.080%, due 11/16/26	125,000	118,819
Series 2022-2A, Class B, 3.650%, due 10/15/26	100,000	98,524
Series 2022-5A, Class A2, 5.290%, due 01/15/25	206,664	206,583
GLS Auto Receivables Issuer Trust, Series 2020-2A, Class C, 4.570%, due 04/15/26[2]	175,000	173,067
GM Financial Automobile Leasing Trust, Series 2021-2, Class B, 0.690%, due 05/20/25	150,000	146,832
OneMain Financial Issuance Trust, Series 2020-2A, Class B, 2.210%, due 09/14/35[2]	100,000	86,910
Santander Drive Auto Receivables Trust Series 2019-2, Class D, 3.220%, due 07/15/25	74,462	74,261
Series 2020-2, Class D, 2.220%, due 09/15/26	173,461	170,353
Series 2020-4, Class D, 1.480%, due 01/15/27	275,000	265,625
Series 2021-3, Class C, 0.950%, due 09/15/27	420,536	411,908

UBS Global Allocation Fund

Portfolio of investments

June 30, 2023

	Face amount[1]	Value
Asset-backed securities—(concluded)
United States—(concluded)
Series 2021-4, Class B, 0.880%, due 06/15/26	184,182	$182,302
Series 2022-1, Class B, 2.360%, due 08/17/26	275,000	268,984
Westlake Automobile Receivables Trust, Series 2019-3A, Class D, 2.720%, due 11/15/24[2]	18,365	18,339
		3,464,968
Total asset-backed securities (cost $3,734,614)		3,712,630
Corporate bonds: 9.8%
Canada: 0.5%
Canadian Imperial Bank of Commerce 3.945%, due 08/04/25	810,000	783,195
Japan: 0.2%
Mitsubishi UFJ Financial Group, Inc. 3.677%, due 02/22/27	450,000	432,599
United States: 9.1%
Air Lease Corp. 5.300%, due 02/01/28	750,000	735,950
American Express Co. 3.950%, due 08/01/25	810,000	786,155
Bank of America Corp. (fixed, converts to FRN on 07/21/31), 2.299%, due 07/21/32[4]	1,000,000	799,767
Broadcom, Inc. 4.300%, due 11/15/32	900,000	825,552
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.908%, due 07/23/25	810,000	794,324
Cheniere Energy Partners LP 4.500%, due 10/01/29	810,000	743,383
Citigroup, Inc. (fixed, converts to FRN on 04/24/24), 3.352%, due 04/24/25[4]	810,000	791,830
Comcast Corp. 5.250%, due 11/07/25[3]	540,000	542,918
Discovery Communications LLC 3.625%, due 05/15/30	900,000	789,460
DTE Energy Co. 4.220%, due 11/01/24[5]	810,000	791,865
General Motors Co. 5.400%, due 10/15/29	810,000	789,792
Goldman Sachs Group, Inc. 3.850%, due 01/26/27	810,000	770,092
John Deere Capital Corp. 4.800%, due 01/09/26	650,000	647,601
JPMorgan Chase & Co. 3.625%, due 12/01/27	810,000	759,343
	Face amount[1]	Value
Corporate bonds—(concluded)
United States—(concluded)
Morgan Stanley (fixed, converts to FRN on 07/22/24), 2.720%, due 07/22/25[4]	810,000	$781,073
Oracle Corp. 6.250%, due 11/09/32	750,000	796,119
Pacific Gas & Electric Co. 4.550%, due 07/01/30	750,000	678,769
PayPal Holdings, Inc. 1.650%, due 06/01/25	450,000	421,111
Southern California Edison Co. 5.850%, due 11/01/27	630,000	644,224
Southwestern Energy Co. 5.375%, due 02/01/29	750,000	706,248
T-Mobile USA, Inc. 3.500%, due 04/15/31	540,000	476,495
Wells Fargo & Co. (fixed, converts to FRN on 05/19/24), 0.805%, due 05/19/25[4]	630,000	600,439
		15,672,510
Total corporate bonds (cost $17,167,860)		16,888,304
Mortgage-backed securities: 0.8%
United States: 0.8%
BANK, Series 2022-BNK39, Class A4, 2.928%, due 02/15/55	200,000	166,973
BMO Mortgage Trust, Series 2023-C4, Class A5, 5.117%, due 02/15/56[4]	150,000	148,138
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class C, 4.682%, due 01/10/36[2]	345,000	343,033
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250%, 7.444%, due 07/15/38[2,4]	144,561	140,479
Flagstar Mortgage Trust, Series 2018-5, Class A2, 4.000%, due 09/25/48[2,4]	53,247	49,285
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.382%, due 09/27/60[2,4]	19,623	17,692
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class D, 2.146%, due 01/05/40[2,4]	125,000	87,286
MFA Trust Series 2020-NQM3, Class A1, 1.014%, due 01/26/65[2,4]	23,148	20,611
Series 2021-NQM1, Class A1, 1.153%, due 04/25/65[2,4]	29,765	25,829

UBS Global Allocation Fund

Portfolio of investments

June 30, 2023

	Face amount[1]		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
New Residential Mortgage Loan Trust, Series 2021-NQ2R, Class A1, 0.941%, due 10/25/58[2,4]		55,770	$49,348
Residential Mortgage Loan Trust, Series 2020-2, Class A1, 1.654%, due 05/25/60[2,4]		28,288	27,670
Verus Securitization Trust Series 2019-4, Class A1, 2.642%, due 11/25/59[2,5]		11,082	10,594
Series 2020-4, Class A1, 1.502%, due 05/25/65[2]		24,264	22,032
Series 2020-5, Class A1, 1.218%, due 05/25/65[2,5]		29,172	26,229
Series 2021-R2, Class A1, 0.918%, due 02/25/64[2,4]		41,970	35,863
Series 2021-R3, Class A1, 1.020%, due 04/25/64[2,4]		54,885	48,139
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class AS, 4.405%, due 06/15/51[4]		130,000	119,267
Total mortgage-backed securities (cost $1,466,345)			1,338,468
Non-U.S. government agency obligations: 4.4%
Australia: 0.1%
Australia Government Bonds 3.250%, due 04/21/29[6]	AUD	310,000	198,826
Austria: 0.0%†
Republic of Austria Government Bonds 3.150%, due 06/20/44[6]	EUR	55,000	60,765
Belgium: 0.1%
Kingdom of Belgium Government Bonds 3.750%, due 06/22/45[6]	EUR	83,000	96,338
Canada: 0.1%
Canada Government Bonds 1.500%, due 09/01/24	CAD	120,000	87,147
2.000%, due 12/01/51	CAD	50,000	29,860
2.500%, due 12/01/32	CAD	150,000	106,072
			223,079
Finland: 0.0%†
Finland Government Bonds 1.375%, due 04/15/47[6]	EUR	20,000	16,003
France: 0.4%
French Republic Government Bonds OAT 0.000%, due 11/25/31[6]	EUR	610,000	525,518
0.500%, due 05/25/40[6]	EUR	100,000	71,149
3.250%, due 05/25/45[6]	EUR	93,000	101,680
			698,347
	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Germany: 0.1%
Bundesrepublik Deutschland Bundesanleihe 2.500%, due 07/04/44[6]	EUR	150,000	$164,954
Ireland: 0.1%
Ireland Government Bonds 1.500%, due 05/15/50[6]	EUR	240,000	183,293
2.000%, due 02/18/45[6]	EUR	48,000	42,644
			225,937
Italy: 0.4%
Italy Buoni Poliennali Del Tesoro 0.950%, due 12/01/31[6]	EUR	170,000	147,070
1.650%, due 03/01/32[6]	EUR	60,000	54,918
3.000%, due 08/01/29[6]	EUR	240,000	251,295
3.250%, due 09/01/46[6]	EUR	75,000	70,004
4.000%, due 02/01/37[6]	EUR	129,000	138,703
			661,990
Japan: 0.7%
Japan Government Forty Year Bonds 0.500%, due 03/20/59	JPY	20,000,000	106,426
Japan Government Thirty Year Bonds 0.300%, due 06/20/46	JPY	11,100,000	64,709
Japan Government Twenty Year Bonds 0.400%, due 03/20/36	JPY	83,550,000	564,159
Japanese Government CPI-Linked Bond 0.005%, due 03/10/31	JPY	52,858,000	393,427
			1,128,721
New Zealand: 1.5%
New Zealand Government Bonds Inflation-Linked 2.000%, due 09/20/25[6,7]	NZD	4,025,642	2,467,253
Spain: 0.5%
Spain Government Bonds 1.450%, due 10/31/27[6]	EUR	165,000	167,003
1.500%, due 04/30/27[6]	EUR	215,000	219,814
3.450%, due 07/30/66[6]	EUR	10,000	9,879
4.200%, due 01/31/37[6]	EUR	44,000	51,107
4.800%, due 01/31/24[6]	EUR	296,000	324,787
5.150%, due 10/31/44[6]	EUR	69,000	90,107
			862,697
United Kingdom: 0.4%
United Kingdom Gilt 1.000%, due 04/22/24[6]	GBP	90,000	110,448
1.000%, due 01/31/32[6]	GBP	120,000	115,918
1.250%, due 07/31/51[6]	GBP	205,000	129,105
1.625%, due 10/22/28[6]	GBP	144,000	157,039
3.500%, due 01/22/45[6]	GBP	90,000	98,367
3.750%, due 10/22/53[6]	GBP	80,000	90,341
			701,218
Total non-U.S. government agency obligations (cost $8,954,951)			7,506,128

UBS Global Allocation Fund

Portfolio of investments

June 30, 2023

	Face amount[1]	Value
U.S. government agency obligations: 8.6%
United States: 8.6%
FHLMC 1.500%, due 10/01/51	316,336	$245,507
2.000%, due 02/01/51	891,616	729,848
2.000%, due 12/01/51	501,968	409,874
2.000%, due 01/01/52	331,140	271,145
2.500%, due 11/01/50	211,485	182,435
3.000%, due 01/01/52	127,997	113,030
4.500%, due 08/01/52	212,884	204,605
4.500%, due 12/01/52	283,844	272,805
FNMA 2.000%, due 03/01/51	582,544	481,832
2.000%, due 04/01/51	248,155	203,315
2.000%, due 05/01/51	722,351	590,451
2.000%, due 10/01/51	697,196	568,909
2.000%, due 03/01/52	723,582	590,828
2.500%, due 08/01/51	396,964	336,898
2.500%, due 08/01/51	247,008	210,049
2.500%, due 11/01/51	489,919	417,310
2.500%, due 02/01/52	247,707	213,012
2.500%, due 03/01/52	512,575	434,897
3.000%, due 08/01/50	473,872	423,483
3.000%, due 12/01/51	477,611	421,984
3.000%, due 03/01/52	394,947	351,493
3.500%, due 02/01/49	452,085	417,172
3.500%, due 07/01/51	447,845	412,341
3.500%, due 05/01/52	134,572	122,609
4.000%, due 05/01/51	432,807	411,753
4.000%, due 08/01/52	238,895	224,100
4.500%, due 01/01/53	441,520	424,353
GNMA II 2.000%, due 03/20/51	265,509	223,734
2.000%, due 01/20/52	500,225	420,283
2.500%, due 08/20/51	772,602	669,736
3.000%, due 10/20/45	71,904	65,449
3.000%, due 12/20/45	81,977	74,617
3.000%, due 12/20/51	548,607	490,949
3.000%, due 04/20/52	232,657	207,828
3.500%, due 01/20/50	218,477	203,894
GNMA II, TBA, 5.500%	125,000	124,403
UMBS TBA 1.500%,	550,000	424,786
2.500%,	250,000	211,852
3.500%,	825,000	751,452
4.000%,	750,000	703,613
5.000%,	175,000	171,416
5.500%,	375,000	373,158
6.000%,	50,000	50,426
Total U.S. government agency obligations (cost $15,245,976)		14,853,634
	Face amount[1]	Value
U.S. Treasury obligations: 10.2%
United States: 10.2%
U.S. Treasury Bills 4.464%, due 12/28/23[8]	410,000	$401,217
4.670%, due 01/25/24[8]	410,000	399,432
4.768%, due 02/22/24[8]	410,000	397,810
5.097%, due 11/02/23[8]	410,000	403,065
5.207%, due 10/12/23[8]	410,000	404,101
5.275%, due 11/02/23[8]	3,950,000	3,880,544
5.312%, due 10/12/23[8]	3,950,000	3,891,741
U.S. Treasury Bonds 1.125%, due 08/15/40	70,000	45,008
2.500%, due 02/15/46	302,000	232,457
2.750%, due 11/15/42	421,000	346,289
2.750%, due 08/15/47	168,000	135,135
2.875%, due 05/15/43	717,000	599,731
3.000%, due 11/15/45	47,000	39,636
4.375%, due 02/15/38	110,000	117,064
U.S. Treasury Inflation Indexed Bonds (TIPS), 0.750%, due 02/15/45	54,098	44,668
U.S. Treasury Notes 0.375%, due 12/31/25	250,000	225,342
0.625%, due 08/15/30	1,270,000	1,011,783
0.750%, due 03/31/26	250,000	229,515
0.875%, due 06/30/26	400,000	360,406
1.250%, due 03/31/28	140,000	122,533
1.250%, due 08/15/31	200,000	164,125
1.375%, due 09/30/23	971,000	961,785
1.500%, due 09/30/24	750,000	715,605
1.625%, due 11/30/26	1,160,000	1,059,089
1.625%, due 08/15/29	196,000	170,910
1.625%, due 05/15/31	350,000	297,432
2.125%, due 05/15/25	150,000	142,453
2.500%, due 05/15/24	321,000	312,950
2.750%, due 08/15/32	450,000	412,541
4.125%, due 11/15/32	100,000	102,188
Total U.S. Treasury obligations (cost $18,448,479)		17,626,555
	Number of shares
Investment companies: 30.3%
PACE High Yield Investments[9]	1,034,593	8,669,888
PACE International Emerging Markets Equity Investments[9]	909,423	11,349,594
PACE International Equity Investments[9]	1,123,399	18,861,873
UBS All China Equity Fund[9]	453,914	2,215,101
UBS Emerging Markets Equity Opportunity Fund[9]	1,473,998	10,907,589
Total investment companies (cost $56,574,784)		52,004,045

UBS Global Allocation Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Short-term investments: 3.6%
Investment companies: 3.6%
State Street Institutional U.S. Government Money Market Fund, 5.028%[8] (cost $6,145,354)	6,145,354	$6,145,354
Investment of cash collateral from securities loaned: 1.0%
Money market funds: 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.060%[8] (cost $1,711,343)	1,711,343	1,711,343
Total investments: 98.8% (cost $169,857,127)		169,852,679

Other assets in excess of liabilities: 1.2%	1,982,889
Net assets: 100.0%	$171,835,568

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
29	USD	E-mini Russell Index Futures	September 2023	$2,748,111	$2,760,365	$12,254
790	EUR	EURO STOXX Bank Index Futures	September 2023	4,446,833	4,661,526	214,693
130	USD	S&P 500 E-Mini Index Futures	September 2023	28,522,279	29,173,625	651,346
7	CAD	S&P TSX 60 Index Futures	September 2023	1,267,037	1,287,820	20,783
29	JPY	TSE TOPIX Index Futures	September 2023	4,593,777	4,598,358	4,581
Interest rate futures buy contracts:
60	CAD	Canadian Bond 10 Year Futures	September 2023	5,581,362	5,549,575	(31,787)
U.S. Treasury futures buy contracts:
89	USD	U.S. Treasury Note 10 Year Futures	September 2023	10,092,929	9,991,641	(101,288)
21	USD	Ultra U.S. Treasury Bond Futures	September 2023	2,818,625	2,860,594	41,969
21	USD	Ultra U.S. Treasury Note 10 Year Futures	September 2023	2,499,796	2,487,187	(12,609)
Total				$62,570,749	$63,370,691	$799,942
Index futures sell contracts:
26	AUD	ASX SPI 200 Index Futures	September 2023	$(3,070,594)	$(3,100,696)	$(30,102)
185	EUR	EURO STOXX 50 Index Futures	September 2023	(8,780,183)	(8,936,876)	(156,693)
50	GBP	FTSE 100 Index Futures	September 2023	(4,815,788)	(4,788,850)	26,938
197	USD	MSCI Emerging Markets Index Futures	September 2023	(10,042,489)	(9,829,315)	213,174
Interest rate futures sell contracts:
20	EUR	Euro Bund Futures	September 2023	(2,925,924)	(2,918,743)	7,181
26	JPY	Japan Government Bond 10 Year Futures	September 2023	(2,666,388)	(2,675,408)	(9,020)
Total				$(32,301,366)	$(32,249,888)	$51,478
Net unrealized appreciation (depreciation)						$851,420

UBS Global Allocation Fund

Portfolio of investments

June 30, 2023

Centrally cleared credit default swap agreements on credit indices—sell protection10

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX.NA.HY.S4	USD	8,300	06/20/28	Quarterly	5.000%	$(175,699)	$244,174	$68,475

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity Date	Payment frequency	Payment made by the Portfolio[11]	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	USD	19	08/15/23	Quarterly	J.P. Morgan EMBI Global Core Index	12 Month SOFR	$1	$(50,781)	$(50,780)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	897,214	HKD	7,005,000	07/20/23	$(3,049)
BB	USD	5,247,446	MXN	93,760,000	07/20/23	214,404
BOA	CHF	550,000	USD	613,436	07/20/23	(1,982)
BOA	USD	6,018,687	AUD	9,025,000	07/20/23	(4,148)
CIBC	JPY	354,800,000	USD	2,545,980	07/20/23	81,600
CITI	JPY	462,534,690	USD	3,340,000	07/20/23	127,313
CITI	USD	266,044	NOK	2,880,000	07/20/23	2,413
GS	EUR	7,766,629	USD	8,355,000	07/20/23	(126,104)
GS	USD	8,303,882	KRW	10,996,000,000	07/20/23	46,714
GS	USD	3,422,916	NZD	5,640,000	07/20/23	38,125
HSBC	IDR	15,528,800,000	USD	1,045,499	07/20/23	9,866
HSBC	USD	483,997	SGD	650,000	07/20/23	(3,113)
JPMCB	CNY	41,240,438	USD	5,845,000	07/20/23	158,507
JPMCB	CNY	31,130,000	USD	4,291,744	07/20/23	(658)
JPMCB	NZD	2,795,000	USD	1,691,009	07/20/23	(24,171)
JPMCB	USD	9,432,841	JPY	1,291,300,000	07/20/23	(463,691)
MSCI	NZD	18,085,000	USD	11,337,269	07/20/23	239,232
MSCI	USD	4,017,554	BRL	20,140,000	07/20/23	177,304
MSCI	USD	2,858,892	CAD	3,850,000	07/20/23	47,950
MSCI	USD	6,403,022	EUR	5,915,000	07/20/23	56,116
MSCI	USD	255,829	MYR	1,152,000	07/20/23	(8,770)
SSC	CNY	24,730,000	USD	3,532,483	07/20/23	122,554
SSC	GBP	3,990,000	USD	4,958,093	07/20/23	(109,717)
SSC	KRW	11,877,000,000	USD	8,896,163	07/20/23	(123,483)
Net unrealized appreciation (depreciation)						$453,212

UBS Global Allocation Fund

Portfolio of investments

June 30, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Asset-backed securities	$—	$3,712,630	$—	$3,712,630
Corporate bonds	—	16,888,304	—	16,888,304
Mortgage-backed securities	—	1,338,468	—	1,338,468
Non-U.S. government agency obligations	—	7,506,128	—	7,506,128
U.S. government agency obligations	—	14,853,634	—	14,853,634
U.S. Treasury obligations	—	17,626,555	—	17,626,555
Common stocks	48,066,218	—	—	48,066,218
Investment companies	52,004,045	—	—	52,004,045
Short-term investments	—	6,145,354	—	6,145,354
Investment of cash collateral from securities loaned	—	1,711,343	—	1,711,343
Futures contracts	1,192,919	—	—	1,192,919
Swap agreements	—	244,174	—	244,174
Forward foreign currency contracts	—	1,322,098	—	1,322,098
Total	$101,263,182	$71,348,688	$—	$172,611,870
Liabilities
Futures contracts	$(341,499)	$—	$—	$(341,499)
Swap agreements	—	(50,781)	—	(50,781)
Forward foreign currency contracts	—	(868,886)	—	(868,886)
Total	$(341,499)	$(919,667)	$—	$(1,261,166)

At June 30, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $2,307,213, represented 1.3% of the Fund's net assets at period end.

3  Security, or portion thereof, was on loan at the period end.

4  Floating or variable rate securities. The rates disclosed are as of June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

5  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

UBS Global Allocation Fund

Portfolio of investments

June 30, 2023

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

8  Rates shown reflect yield at June 30, 2023.

9  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Fund does not pay advisory fees that are retained by the Advisor in connection with its investment in other investment companies advised by the Advisor, but may pay other expenses associated with such investments (such as sub-advisory fees paid to other parties, if any).

	Value 06/30/22	Purchases during the year ended 06/30/23	Sales during the year ended 06/30/23	Net realized gain (loss) during the year ended 06/30/23	Change in net unrealized appreciation (depreciation) during the year ended 06/30/23	Value 06/30/23	Net income earned from affiliate for the year ended 06/30/23	Shares 06/30/23
UBS Emerging Markets Equity Opportunity Fund	$14,689,532	$799,901	$(4,000,000)	$(1,524,862)	$943,018	$10,907,589	$534,901	1,473,998
PACE High Yield Investments	19,261,865	893,661	(12,000,000)	(2,209,219)	2,723,581	8,669,888	893,661	1,034,593
PACE International Equity Investments	—	18,603,499	—	—	258,374	18,861,873	—	1,123,399
PACE International Emerging Markets Equity Investments	—	11,004,000	—	—	345,594	11,349,594	—	909,423
UBS All China Equity Fund	3,195,894	45,620	(370,000)	24,195	(680,608)	2,215,101	45,620	453,914
	$37,147,291	$31,346,681	$(16,370,000)	$(3,709,886)	$3,589,959	$52,004,045	$1,474,182

10  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

11  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2023 (the "reporting period"), Class P2 shares of UBS Emerging Markets Equity Opportunity Fund (the "Fund") returned 0.02%, while Class P shares returned -0.80%. The Fund's benchmark, the MSCI Emerging Markets Index (net) (the "Index"), returned 1.75%. (Class P2 shares have lower expenses than the other share class of the Fund.) Returns for all share classes over various time periods are shown on page 41; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed its benchmark during the reporting period.

Portfolio performance summary (unaudited)1

What worked:

•  On a sector level, stock selection in financials and consumer discretionary were key contributors.

•  On a stock level, our overweight in MercadoLibre (Uruguay, consumer discretionary) and Grupo Fin Banorte (Mexico, financials) were among the top contributors to performance over the reporting period. MercadoLibre did well on the back of solid results and benefited from the bankruptcy of its competitor in Brazil, resulting in further market share gain for MercadoLibre. Banorte outperformed on the back of solid results and improving sentiments thanks to the nearshoring efforts from many companies in Mexico.

What didn't work:

•  On a sector level, stock selection within consumer staples and information technology detracted from performance.

•  On a stock level, overweights in LONGi (China, information technology) and China Merchants Bank (China, financials) were among the main headwinds for results over the reporting period. LONGi underperformed as the company's updated wafer prices declined by over 30% across the board, leading to market concerns of a potential price war. We have exited the stock in the meanwhile. China Merchants Bank has underperformed on the back of uneven economic recovery in China. We believe that the investment case for China Merchants Bank remains intact and we continue to own the stock.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2023. The views and opinions in the letter were current as of August 8, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Emerging Markets Equity Opportunity Fund

Average annual total returns for periods ended 06/30/23 (unaudited)

	1 year	5 years	Inception
Class P1,3	(0.80)%	—%	(0.63)%
Class P2[2,3]	0.02	(0.76)	(1.93)
MSCI Emerging Markets Index (net)[4]	1.75	0.93	(0.38)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class P—1.15% and 1.00%; Class P2—1.13% and 0.19%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 1.00% for Class P shares and 0.40% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is January 31, 2019.

2  Inception date of Class P2 is June 4, 2018.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS Emerging Markets Equity Opportunity Fund

Illustration of an assumed investment of $2,000,000 in Class P shares and $25,000,000 in Class P2 shares (unaudited)

The following graphs depict the performance of UBS Emerging Markets Equity Opportunity Fund Class P and Class P2 shares versus the MSCI Emerging Markets Index (net) from January 31, 2019, the inception date of Class P, and June 4, 2018, the inception date of Class P2, through June 30, 2023. Class P and Class P2 shares may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or a loss upon redemption. It is important to note that UBS Emerging Markets Equity Opportunity Fund is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS Emerging Markets Equity Opportunity Fund Class P vs. MSCI Emerging Markets Index (net)

UBS Emerging Markets Equity Opportunity Fund Class P2 vs. MSCI Emerging Markets Index (net)

UBS Emerging Markets Equity Opportunity Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of June 30, 2023

Top ten holdings

Taiwan Semiconductor Manufacturing Co. Ltd.	9.4%
Samsung Electronics Co. Ltd.	8.4
Reliance Industries Ltd.	4.4
Ping An Insurance Group Co. of China Ltd.	4.2
Bank Central Asia Tbk PT	4.1
HDFC Bank Ltd.	4.0
Tencent Holdings Ltd.	3.8
Kweichow Moutai Co. Ltd.	3.5
Naspers Ltd.	3.0
Samsung SDI Co. Ltd.	3.0
Total	47.8%

Top five issuer breakdown by country or territory of origin

China	26.3%
South Korea	14.0
Taiwan	13.3
India	10.6
Brazil	10.0
Total	74.2%

Common stocks
Automobiles	2.3%
Banks	12.1
Chemicals	4.4
Diversified financial services	6.8
Electronic equipment & instruments	3.0
Food products	2.8
Household durables	3.5
Industrial conglomerates	1.2
Insurance	4.2
Internet & catalog retail	9.7
Internet software & services	1.9
Media	3.9
Metals & mining	2.3
Oil & gas	4.6
Paper & forest products	2.1
Semiconductor equipment & products	24.3
Warehousing & harbor transportation services	3.5
Wireless telecommunication services	1.2
Total common stocks	93.8
Preferred stocks
Banks	2.6
Short-term investments	1.7
Total investments	98.1
Other assets in excess of liabilities	1.9
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Common stocks: 93.8%
Brazil: 7.4%
Hypera SA	566,500	$5,443,521
MercadoLibre, Inc.*	7,095	8,404,737
Petroleo Brasileiro SA, ADR	730,020	10,096,177
Suzano SA	1,000,558	9,240,356
		33,184,791
China: 26.3%
Alibaba Group Holding Ltd.*	1,048,200	10,861,899
China Mengniu Dairy Co. Ltd.*	3,396,000	12,784,839
China Merchants Bank Co. Ltd., Class H	1,703,500	7,739,229
Gree Electric Appliances, Inc. of Zhuhai, Class A	1,357,000	6,820,447
JD.com, Inc., Class A	78,518	1,326,670
Kweichow Moutai Co. Ltd., Class A	67,867	15,798,776
Meituan, Class B*,1	545,170	8,508,715
Midea Group Co. Ltd., Class A	1,105,046	8,963,224
PDD Holdings, Inc., ADR*	138,669	9,587,575
Ping An Insurance Group Co. of China Ltd., Class H	2,953,500	18,789,175
Tencent Holdings Ltd.	408,900	17,303,629
		118,484,178
Hungary: 1.6%
OTP Bank Nyrt	196,526	6,982,802
India: 10.6%
Eicher Motors Ltd.	239,246	10,440,807
HDFC Bank Ltd.	856,607	17,765,697
Reliance Industries Ltd.	631,601	19,634,496
		47,841,000
Indonesia: 5.9%
Bank Central Asia Tbk PT	30,410,700	18,599,116
Bank Mandiri Persero Tbk PT	23,234,200	8,062,944
		26,662,060
Mexico: 2.8%
Grupo Financiero Banorte SAB de CV, Class O	1,517,544	12,519,273
Russia: 0.0%†
Sberbank of Russia PJSC*,2,3	3,568,865	0
Yandex NV, Class A*,2,3	257,600	0
		0
	Number of shares	Value
Common stocks—(concluded)
Saudi Arabia: 2.1%
Saudi National Bank	968,352	$9,512,202
South Africa: 7.4%
Anglo American PLC	363,197	10,299,934
FirstRand Ltd.	1,078,526	3,925,299
MTN Group Ltd.	730,286	5,360,378
Naspers Ltd., Class N	75,891	13,705,440
		33,291,051
South Korea: 14.0%
Samsung Electronics Co. Ltd.	693,023	37,973,863
Samsung SDI Co. Ltd.	26,181	13,292,672
SK Hynix, Inc.	135,875	11,879,330
		63,145,865
Taiwan: 13.3%
MediaTek, Inc.	546,000	12,061,456
Nanya Technology Corp.	2,314,000	5,260,357
Taiwan Semiconductor Manufacturing Co. Ltd.	2,294,000	42,426,239
		59,748,052
Thailand: 2.4%
PTT Exploration & Production PCL,NVDR	2,495,100	10,556,057
Total common stocks (cost $506,771,043)		421,927,331
Preferred stocks: 2.6%
Brazil: 2.6%
Banco Bradesco SA (cost $11,731,058)	3,445,959	11,838,691
Short-term investments: 1.7%
Investment companies: 1.7%
State Street Institutional U.S. Government Money Market Fund, 5.028%[4] (cost $7,821,841)	7,821,841	7,821,841
Total investments: 98.1% (cost $526,323,942)		441,587,863
Other assets in excess of liabilities: 1.9%		8,487,867
Net assets: 100.0%		$450,075,731

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

June 30, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$385,753,069	$36,174,262	$0	$421,927,331
Preferred stocks	11,838,692	—	—	11,838,692
Short-term investments	—	7,821,841	—	7,821,841
Total	$397,591,761	$43,996,103	$0	$441,587,864

At June 30, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $8,508,715, represented 1.9% of the Fund's net assets at period end.

2  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

3  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

4  Rates shown reflect yield at June 30, 2023.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2023 (the "reporting period"), Class P shares of UBS Engage For Impact Fund (the "Fund") returned 12.90%, while the Class P2 shares returned 13.62%. The Fund's benchmark, the MSCI All Country World Index (net) (the "Index"), returned 16.53% over the same time period. (Class P2 shares have lower expenses than the other share class of the Fund.) Returns for all share classes over various time periods are shown on page 49; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was driven primarily by stock selection.

Portfolio performance summary (unaudited)1

What worked:

•  Stock selection within the financials and industrials sectors contributed to performance during the reporting period.

•  Several individual stock positions were positive for performance, with the largest contributors being:

  – AIB Group's share price recorded positive performance as investors expect interest rates to stay higher for longer. In addition, the market recognized the resilience of the Irish economy as it performed well relative to Europe. The concentration of the Irish banking market allows AIB Group to improve its return on equity.

  – Ingersoll Rand continued to execute well on their transformation from a cyclical industrial to a high margin, high growth industrial compounder. The company's orders were up 10% organically in their most recent results (first quarter 2023) and they continue to have strong free cash flow and a full merger & acquisition (M&A) pipeline.

  – Spectris share price rose as the company reported strong sales growth and a record order book, confirming the outlook for the year and value derived from acquisitions.

What didn't work:

•  Stock selection in the health care and consumer staples sectors were the largest detractors from performance during the period.

•  Several individual stock positions were negative for performance, with the largest detractors being:

  – China Mengniu Dairy's shares were weighed down by weaker results in the second half of 2022 and slower than expected recovery since China's reopening. However, towards the end of the reporting period, China Mengniu demonstrated that year-to-date 2023 sales growth remains on track and gave confidence that the focus on increased margins will pay off. The Fund maintained its position in the stock.

  – This portfolio does not own NVIDIA, which detracted from relative performance in the reporting period. NVIDIA has witnessed a strong rally amid artificial intelligence (AI)-fueled optimism in the market. Investors expect that growth will continue into the second half of the year, driven by datacenter revenue from generative AI and large language models. This company is not part of the Fund's Impact investment universe.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Engage For Impact Fund

  – This portfolio does not own Apple, which detracted from relative performance as well. The company continues to see strong sales for iPhones, particularly in emerging markets as lockdown restrictions have eased and these markets have participated in a recovery post COVID during the reporting period. This company is not part of the Fund's Impact investment universe.

As of June 30, 2023, the Fund did not have any exposure to derivatives.

Portfolio highlights (unaudited)

The Engage For Impact Fund is a high conviction portfolio invested in companies that we believe are attractively valued, that integrate sustainability factors into the business model to build a competitive advantage, whose products and services can create a positive impact on society and the environment (e.g., products and services with a primary or intended focus on consequential impact); and which have a clearly identified potential for additional positive impact that we intend to drive through engagement with the companies. Companies' impact is aligned with one or more of the United Nations Sustainable Development Goals (SDGs), and the portfolio invests across five impact themes aligned with the SDGs, which are Climate, Health, Food, Water and People Empowerment.

As of June 30, 2023, the portfolio's largest exposure was to SDG 3—Good Health and Well-being (22%), SDG 7—Affordability and Clean Energy (15%), and SDG 2—Zero Hunger (13%).

The Fund's top three overweights and their impact case as of June 30, 2023 were:

Danone

Impact Theme: Food

Product Impact: SDG 2 (Zero Hunger)

Danone is the smallest of the three large European food and beverage companies and has a leading position in plant-based products, as well as attractive specialist nutrition businesses. The company currently estimates that 90% of its sales by volume is derived from healthy products, and Danone is among the three top-performing companies according to the Global Access to Nutrition Index. With management renewal, the recently announced organic transformation plan will likely drive improvements at the company through a simplification and delayering of the organization, by giving local management more control, and by breaking down silos between categories. Our engagement focus on encouraging this industry leader to raise the bar in terms of nutrition, product transparency and marketing to influence its competitors, in support of SDG 2 (Zero Hunger) and SDG 17 (Partnership for the Goals). This is as part of the Healthy Markets Coalition.

Spectris

Impact Theme: Climate

Product Impact: SDG 12 (Responsible Consumption and Production)

Spectris is a leader in niche markets in precision instruments, test & measurement, control and process technology, enabling efficiencies in production processes, saving energy, water, molecules, and food across a variety of manufacturing applications, from semiconductors to biopharma. Our engagement focused on encouraging the company to set diversity targets, in support of SDG 5 and 10 (targets 5.5 and 10.2, 10.3 and 10.4). The company is working on a three-year diversity and inclusion plan, supported by an external consultant. The plan draws from best practices identified in the US, with Spectris' Omega division leaders having been active supporters of Pride and Black History Months, and organizing events to celebrate cultural differences, which is reflected in employees' diversity at all seniority levels. Their primary objective is that employees feel safe and supported regardless of their race and gender, and this goal is being assessed by Spectris's first group-wide employee survey.

UBS Engage For Impact Fund

Alcon

Impact Theme: Health

Product Impact: SDG 12

Alcon is a leader in ophthalmic surgical and vision care markets whose products and services contribute to SDG 3 (Good Health and Well-being). According to the company and based on a WHO study, 80% of all visual impairments are currently preventable, treatable or curable, and Alcon aims to serve these unmet needs. Based on market research, it is estimated that there are currently 20 million people globally that are blind from treatable cataracts, 1.7 billion who suffer from presbyopia, 153 million with uncorrected refractive errors, 93 million with diabetic retinopathy, 67 million living with glaucoma and approximately 352 million affected by dry eye, among other unaddressed ocular health conditions. Alcon is among the few direct plays on the structurally attractive eye care market where demand for vision correction is expected to remain strong given secular drivers such as increased screen usage, longer life expectancy and growing middle class. Alcon's strong pipeline of intraocular lenses (IOLs), contact lenses as well as surgical consumables leaves them well positioned to grow at or above the market which, along with the maturation of new contact lens manufacturing capacity, should support continued margin expansion. Alcon has greatly stepped up in terms of sustainability ambition and ESG transparency since the spin-off from Novartis. Amongst other topics, we are recommending that they adopt an impact measurement approach for assessing the impact of its products sold, in support of SDG 12 (Responsible Consumption and Production).

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2023. The views and opinions in the letter were current as of August 8, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Engage For Impact Fund

Average annual total returns for periods ended 06/30/23 (unaudited)

	1 year	Inception
Class P1,3	12.90%	5.98%
Class P2[2,3]	13.62	(2.46)
MSCI All Country World Index (net)[4]	16.53	9.87

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class P—1.44% and 0.85%; Class P2—1.42% and 0.25%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 0.85% for Class P shares and 0.25% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is October 24, 2018.

2  Inception date of Class P2 is February 23, 2021.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is shown as of the inception date of the oldest share class: October 24, 2018.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS Engage For Impact Fund

Illustration of an assumed investment of $2,000,000 in Class P shares and $25,000,000 in Class P2 shares (unaudited)

The following graphs depict the performance of UBS Engage For Impact Fund Class P and Class P2 shares versus the MSCI All Country World Index (net) from October 24, 2018, the inception date of Class P, and February 23, 2021, the inception date of Class P2, through June 30, 2023. Class P and Class P2 shares may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or a loss upon redemption. It is important to note that UBS Engage For Impact Fund is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS Engage For Impact Fund Class P vs. MSCI All Country World Index (net)

UBS Engage For Impact Fund Class P2 vs. MSCI All Country World Index (net)

UBS Engage For Impact Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of June 30, 2023

Top ten holdings

Danone SA	4.5%
Alcon, Inc.	4.4
Spectris PLC	4.3
Linde PLC	4.1
Regal Rexnord Corp.	3.9
Bank Mandiri Persero Tbk PT	3.8
Ingersoll Rand, Inc.	3.7
Autodesk, Inc.	3.3
Infineon Technologies AG	3.1
Erste Group Bank AG	3.0
Total	38.1%

Top five issuer breakdown by country or territory of origin

United States	52.2%
Japan	4.6
France	4.5
Switzerland	4.4
United Kingdom	4.3
Total	70.0%

Common stocks
Automobile components	2.3%
Banks	9.7
Beverages	2.1
Biotechnology	5.2
Chemicals	9.5
Commercial services & supplies	1.0
Consumer finance	2.5
Consumer staples distribution & retail	1.4
Diversified consumer services	0.9
Diversified telecommunication services	2.1
Electric utilities	2.4
Electrical equipment	3.9
Electronic equipment, instruments & components	5.9
Food products	8.1
Ground transportation	2.1
Health care equipment & supplies	6.1
IT services	0.7
Life sciences tools & services	1.5
Machinery	3.7
Oil, gas & consumable fuels	2.4
Paper & forest products	2.6
Pharmaceuticals	1.5
Professional services	1.1
Semiconductors & semiconductor equipment	5.9
Software	7.3
Specialized REITs	1.5
Technology hardware, storage & peripherals	1.1
Textiles, apparel & luxury goods	2.5
Wireless telecommunication services	1.6
Total common stocks	98.6
Short-term investments	0.6
Investment of cash collateral from securities loaned	1.7
Total investments	100.9
Liabilities in excess of other assets	(0.9)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Common stocks: 98.6%
Austria: 3.1%
Erste Group Bank AG	44,244	$1,549,275
Brazil: 2.6%
Suzano SA,ADR	144,937	1,336,319
Canada: 2.1%
Canadian Pacific Kansas City Ltd.[1]	13,054	1,054,371
China: 2.1%
China Mengniu Dairy Co. Ltd.*	283,000	1,065,403
Denmark: 2.5%
Genmab AS*	3,406	1,287,826
France: 4.5%
Danone SA	37,346	2,287,816
Germany: 3.1%
Infineon Technologies AG	37,651	1,552,389
Indonesia: 3.8%
Bank Mandiri Persero Tbk PT	5,559,500	1,929,308
Ireland: 2.8%
AIB Group PLC[1]	340,222	1,429,314
Japan: 4.6%
Chugai Pharmaceutical Co. Ltd.[1]	26,900	761,727
JTOWER, Inc.*,1	22,100	1,052,199
Recruit Holdings Co. Ltd.	17,000	537,586
		2,351,512
Mexico: 1.6%
America Movil SAB de CV,Class B	747,600	812,371
Netherlands: 0.7%
OCI NV*,1	14,953	358,478
Portugal: 2.4%
Galp Energia SGPS SA	106,144	1,241,637
Spain: 2.4%
Iberdrola SA	91,721	1,196,028
Switzerland: 4.4%
Alcon, Inc.	26,694	2,209,961
United Kingdom: 4.3%
Spectris PLC	48,119	2,196,944
	Number of shares	Value
Common stocks—(concluded)
United States: 51.6%
AbbVie, Inc.	9,893	$1,332,884
Aptiv PLC*	11,265	1,150,044
Autodesk, Inc.*	8,076	1,652,430
Bio-Rad Laboratories, Inc., Class A*	1,947	738,147
Bunge Ltd.	7,951	750,177
CF Industries Holdings, Inc.	12,332	856,087
Coursera, Inc.*	36,855	479,852
Digital Realty Trust, Inc.	6,649	757,122
Ecolab, Inc.	8,080	1,508,455
Ingersoll Rand, Inc.	28,988	1,894,656
Linde PLC	5,498	2,095,178
LivaNova PLC*	17,072	878,013
Micron Technology, Inc.	22,562	1,423,888
Montrose Environmental Group, Inc.*	12,641	532,439
NIKE, Inc., Class B	11,498	1,269,034
Primo Water Corp.	85,315	1,069,850
Pure Storage, Inc., Class A*	15,593	574,134
Regal Rexnord Corp.	12,875	1,981,463
Roper Technologies, Inc.	2,019	970,735
SLM Corp.	79,289	1,293,996
Snowflake, Inc., Class A*	2,064	363,223
Sprouts Farmers Market, Inc.*	19,680	722,846
Trimble, Inc.*	15,222	805,853
VMware, Inc., Class A*	7,647	1,098,797
		26,199,303
Total common stocks (cost $49,277,351)		50,058,255
Short-term investments: 0.6%
Investment companies: 0.6%
State Street Institutional U.S. Government Money Market Fund, 5.028%[2] (cost $291,132)	291,132	291,132
Investment of cash collateral from securities loaned: 1.7%
Money market funds: 1.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.060%[2] (cost $857,074)	857,074	857,074
Total investments: 100.9% (cost $50,425,557)		51,206,461
Liabilities in excess of other assets: (0.9)%		(454,093)
Net assets: 100.0%		$50,752,368

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Engage For Impact Fund

Portfolio of investments

June 30, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$48,128,947	$1,929,308	$—	$50,058,255
Short-term investments	—	291,132	—	291,132
Investment of cash collateral from securities loaned	—	857,074	—	857,074
Total	$48,128,947	$3,077,514	$—	$51,206,461

At June 30, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at June 30, 2023.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2023 (the "reporting period"), Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned 15.68% (Class A shares returned 9.32% after the deduction of the maximum sales charge), while Class P shares returned 16.00%, and Class P2 shares returned 16.83%. The Fund's benchmark, MSCI ACWI ex-US Index (the "Index"), returned 12.72%. (Class P2 shares have lower expenses than the other share classes in the series. Returns for all share classes over various time periods are shown on page 57; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was due primarily to stock selection.

Portfolio performance summary (unaudited)1

What worked:

•  Stock selection in the financials and industrials sectors added the most value relative to the benchmark.

•  Several individual stock positions were positive for performance during the 12-month period. The largest contributors were:

  – AIB Group's share price rose as investors expect interest rates to stay higher for longer. In addition, the market recognized the resilience of the Irish economy as it performed well relative to Europe. The concentration of the Irish banking market allows AIB Group to improve its return on equity (ROE).

  – Metso shares continued to trade well on the back of recent earnings, which demonstrated strong operational performance with a full order book, acceleration in sales growth, and adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) margins that rose year-over-year.

  – In spite of supply chain constraints, inflation, and broad economic uncertainty, Ashtead Group delivered strong revenues. which were up from the previous year and ahead of consensus. In addition, operating profit exceeded previous expectations. The company increased its guidance for group rental growth on the back of signs of momentum in end markets, which remain supportive.

What didn't work:

•  Stock selection in the consumer discretionary and consumer staples sectors detracted the most relative to the benchmark. The largest individual detractors were:

  – Ubisoft Entertainment was the main detractor as its shares sharply declined following the announcement that Tencent increased its ownership indirectly through an agreement with the founders. This was interpreted by investors as decreasing the likelihood that the company would be acquired in the near term. While Tencent's partnership with Ubisoft Entertainment supports the deployment of new games on mobile devises, especially in China, there were concerns over how this deal could benefit all shareholders. We continue to own the stock.

  – Barry Callebaut's shares lagged the broader market as the company expects a weaker first quarter 2023 due to a combination of challenging comparisons, destocking by their customers, and some disruptions at one of their large factories. We continue to own the stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS International Sustainable Equity Fund

  – Zhongsheng Group Holding underperformed on investors' concern over the pace of China's economic recovery, alongside margin pressure from auto companies' discounting trend. We continue to own the stock.

As of June 30, 2023, the Fund did not have any exposure to derivatives.

Portfolio highlights (unaudited)

Our investment philosophy combines our bottom-up fundamental research with rigorous sustainability analysis. We look for companies that are attractively valued and integrate sustainability factors into their business models to build a competitive advantage.

The investment process for the International Sustainable Equity strategy is driven by a combination of fundamental, ESG (Environmental, Social and Governance) and thematic factors. Through this process, we aim to identify our best investment ideas across sectors and geographies from a stock-specific standpoint.

Please see below for summaries on the top active weights in the portfolio, as of June 30, 2023:

Schlumberger

Schlumberger is an offshore drilling company that also provides technology for reservoir characterization, drilling, production and processing to the oil and gas industry – including software and seismic technology, integrated asset performance solutions, and reservoir productivity and performance optimization tools. The company's ESG profile appears better than its energy services peers, highlighted by industry-leading commitments (including net zero by 2050 as it relates to scope 1, 2, and 3 emissions), sustainable development goals (SDG) alignment (11 in total), and business strategy with new energy focus. In the short-term, Schlumberger sees momentum in driving customer emissions' reduction efforts while, in the medium- to longer-term, its New Energy unit is already in investing mode across numerous technologies, products, and geographies. The company is leveraging expertise in carbon capture and storage (CCS) (60 projects globally) and geothermal (participating in 70% of all such projects globally), and is also participating in hydrogen and lithium.

London Stock Exchange Group

London Stock Exchange is a market data and exchanges company, trading at a discount versus history. Its stock has been under pressure recently due to integration challenges with Refinitiv, but at current levels, we believe we have exposure to the Refinitiv business at a significant discount, and we think there is significant upside opportunity through combining Refinitiv's data capabilities and LSE's assets. The trade and post-trade infrastructure LSE provides generates essential trading data which, when synthesized with Refinitiv's data warehouse, creates value-accretive network effects. Overall, we believe LSE is a good, highly cash generative business with high return on equity. It is also the first global exchange group to commit to net zero through the Business Ambition for 1.5°C and is a member of the United Nations Climate Change 'Race to Zero'.

UBS International Sustainable Equity Fund

Koninklijke Philips

Philips is a global leader in medical devices and imaging, involved in 3 main businesses: 1) Diagnostic & Treatment, 2) Connected Care and 3) Personal Health. Philips recently completed the long transition from an industrial conglomerate to a dedicated healthcare company. We see the new Philips as well positioned to benefit from one of the key secular drivers in healthcare today: the need to drive greater integration across medical devices/platforms to support improved clinical decision-making. With Top 3 positions in both Patient Monitoring, Medical Imaging and Informatics, Philips is in a unique position to capitalize on this trend.. Due to their relative lack of scale and legacy quality issues, Philips lags peers in core diagnostic imaging (CT, PET, MRI and X-ray), resulting in a significant margin gap versus peers though we believe recent innovations combined with ongoing initiatives to improve quality and monetize informatics will help Philips to narrow this gap in the years ahead.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2023. The views and opinions in the letter were current as of August 8, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS International Sustainable Equity Fund

Average annual total returns for periods ended 06/30/23 (unaudited)

	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	15.68%	3.42%	5.62%
Class P2	16.00	3.69	5.88
Class P2[2,3]	16.83	—	7.19
After deducting maximum sales charge
Class A1	9.32%	2.26%	5.02%
MSCI ACWI ex-US Index[4]	12.72	3.52	4.75

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class A—1.37% and 1.25%; Class P—1.11% and 1.00%; Class P2—1.12% and 0.25%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) do not exceed 1.25% for Class A shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders. The Advisor has also entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and retained administration fees, and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, does not exceed 0.25% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Inception date of Class P2 is October 30, 2020.

4  The MSCI ACWI ex-US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries*. With 2,307 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS International Sustainable Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge), $2,000,000 in Class P shares and $25,000,000 in Class P2 shares (unaudited)

The following graphs depict the performance of UBS International Sustainable Equity Fund Class A and Class P shares versus the MSCI ACWI ex-US Index over the 10 years ended June 30, 2022 and from the inception date of October 30, 2020 for the Class P2 shares through June 30, 2023. Class P and Class P2 shares may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or a loss upon redemption. It is important to note that UBS International Sustainable Equity Fund is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS International Sustainable Equity Fund Class A vs. MSCI ACWI ex-US Index

UBS International Sustainable Equity Fund Class P vs. MSCI ACWI ex-US Index

UBS International Sustainable Equity Fund

UBS International Sustainable Equity Fund Class P2 vs. MSCI ACWI ex-US Index

UBS International Sustainable Equity Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of June 30, 2023

Top ten holdings

London Stock Exchange Group PLC	2.7%
Koninklijke Philips NV	2.5
Schlumberger NV	2.5
AstraZeneca PLC	2.5
Novartis AG	2.4
Danone SA	2.3
Bank Central Asia Tbk PT	2.2
Metso Oyj	2.2
AXA SA	2.2
Barry Callebaut AG	2.1
Total	23.6%

Top five issuer breakdown by country or territory of origin

United Kingdom	14.8%
Japan	12.5
France	7.1
China	7.0
Switzerland	6.0
Total	47.4%

Common stocks
Automobile components	2.3%
Automobiles	4.0
Banks	11.1
Biotechnology	1.3
Broadline retail	2.2
Capital markets	2.6
Chemicals	3.6
Commercial services & supplies	1.5
Construction & engineering	1.6
Diversified telecommunication services	2.9
Electrical equipment	1.2
Electronic equipment, instruments & components	1.6
Energy equipment & services	2.5
Entertainment	2.9
Food products	5.9
Ground transportation	1.2
Health care equipment & supplies	4.6
Hotels, restaurants & leisure	0.9
Household durables	2.0
Industrial conglomerates	1.0
Insurance	7.1
IT services	1.9
Leisure products	0.5
Life sciences tools & services	1.3
Machinery	3.3
Oil, gas & consumable fuels	1.3
Paper & forest products	1.4
Personal care products	2.0
Pharmaceuticals	4.9
Professional services	1.3
Semiconductors & semiconductor equipment	5.9
Software	4.6
Specialty retail	0.6
Textiles, apparel & luxury goods	1.4
Trading companies & distributors	3.5
Wireless telecommunication services	1.3
Total common stocks	99.2
Short-term investments	0.2
Investment of cash collateral from securities loaned	3.7
Total investments	103.1
Liabilities in excess of other assets	(3.1)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Common stocks: 99.2%
Australia: 1.5%
Brambles Ltd.	237,075	$2,275,736
Brazil: 3.2%
Banco Bradesco SA, ADR	294,890	1,020,320
MercadoLibre, Inc.*	1,577	1,868,114
Suzano SA	232,400	2,146,261
		5,034,695
Canada: 3.3%
Canadian Pacific Kansas City Ltd.[1]	23,585	1,904,959
Royal Bank of Canada	33,449	3,194,541
		5,099,500
China: 7.0%
Alibaba Group Holding Ltd., ADR*	19,389	1,616,073
China Mengniu Dairy Co. Ltd.*	373,000	1,404,224
Li Auto, Inc., ADR*	47,059	1,651,771
Meituan, Class B*,2	92,160	1,438,383
NXP Semiconductors NV	8,294	1,697,616
Ping An Insurance Group Co. of China Ltd., Class H	365,000	2,322,007
Zhongsheng Group Holdings Ltd.	231,500	884,817
		11,014,891
Denmark: 1.3%
Genmab AS*	5,265	1,990,723
Finland: 2.2%
Metso Oyj	287,149	3,460,808
France: 7.1%
AXA SA	117,335	3,460,173
Cie Generale des Etablissements Michelin SCA	79,604	2,350,537
Danone SA	58,818	3,603,190
Ubisoft Entertainment SA*	63,199	1,784,757
		11,198,657
Germany: 5.6%
CTS Eventim AG & Co. KGaA	43,859	2,768,640
Infineon Technologies AG	42,268	1,742,752
Knorr-Bremse AG	22,158	1,692,034
LANXESS AG	21,807	656,764
SAP SE	14,030	1,915,836
		8,776,026
Hong Kong: 1.6%
Prudential PLC	182,155	2,564,368
India: 4.3%
Axis Bank Ltd., GDR[3]	12,823	765,533
Axis Bank Ltd., GDR[3]	28,882	1,724,255
Infosys Ltd., ADR	90,678	1,457,196
Mahindra & Mahindra Ltd., GDR	158,336	2,802,547
		6,749,531
	Number of shares	Value
Common stocks—(continued)
Indonesia: 4.2%
Bank Central Asia Tbk PT	5,707,700	$3,490,817
Bank Mandiri Persero Tbk PT	8,882,800	3,082,590
		6,573,407
Ireland: 1.9%
AIB Group PLC[1]	697,584	2,930,635
Italy: 3.7%
Infrastrutture Wireless Italiane SpA[2]	140,978	1,858,329
PRADA SpA	320,000	2,143,951
Prysmian SpA[1]	44,790	1,870,930
		5,873,210
Japan: 12.5%
ITOCHU Corp.[1]	64,900	2,557,859
Mitsubishi UFJ Financial Group, Inc.	172,000	1,269,483
NEC Corp.	32,300	1,559,094
Nippon Telegraph & Telephone Corp.	2,225,000	2,629,076
OBIC Business Consultants Co. Ltd.	60,600	2,209,058
Shin-Etsu Chemical Co. Ltd.	68,000	2,246,952
SoftBank Group Corp.	44,700	2,098,154
Sony Group Corp.	35,000	3,144,773
Toyota Motor Corp.	115,200	1,843,024
		19,557,473
Luxembourg: 1.3%
Eurofins Scientific SE1	31,476	1,997,600
Netherlands: 3.7%
ASML Holding NV	2,478	1,792,748
Koninklijke Philips NV*	184,443	3,986,643
		5,779,391
Norway: 1.9%
Equinor ASA	67,977	1,976,562
Mowi ASA[1]	68,021	1,078,592
		3,055,154
South Korea: 4.4%
LG Chem Ltd.	5,447	2,757,294
Samsung Engineering Co. Ltd.*	117,011	2,513,119
SK Hynix, Inc.	18,778	1,641,730
		6,912,143
Switzerland: 6.0%
Alcon, Inc.	29,546	2,446,074
Barry Callebaut AG, Registered Shares	1,670	3,222,267
Novartis AG, Registered Shares	37,264	3,747,008
		9,415,349
Taiwan: 2.0%
Merida Industry Co. Ltd.	111,000	791,215
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	22,957	2,316,821
		3,108,036

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Common stocks—(concluded)
United Kingdom: 14.8%
Ashtead Group PLC	43,042	$2,975,870
AstraZeneca PLC	27,007	3,867,541
DCC PLC	26,836	1,498,913
London Stock Exchange Group PLC	39,009	4,144,634
RELX PLC	60,962	2,029,223
Sage Group PLC	269,234	3,162,141
Spectris PLC	54,649	2,495,081
Unilever PLC	59,458	3,095,453
		23,268,856
United States: 5.7%
Aon PLC, Class A	8,278	2,857,566
Aptiv PLC*	12,529	1,279,086
LivaNova PLC*	14,569	749,284
Schlumberger NV	81,002	3,978,818
		8,864,754
Total common stocks (cost $161,697,899)		155,500,943
	Number of shares	Value
Short-term investments: 0.2%
Investment companies: 0.2%
State Street Institutional U.S. Government Money Market Fund, 5.028%[4] (cost $350,133)	350,133	$350,133
Investment of cash collateral from securities loaned: 3.7%
Money market funds: 3.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.060%[4] (cost $5,772,448)	5,772,448	5,772,448
Total investments: 103.1% (cost $167,820,480)		161,623,524

Liabilities in excess of other assets: (3.1)%	(4,857,890)
Net assets: 100.0%	$156,765,634

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$148,927,535	$6,573,408	$—	$155,500,943
Short-term investments	—	350,133	—	350,133
Investment of cash collateral from securities loaned	—	5,772,448	—	5,772,448
Total	$148,927,535	$12,695,989	$—	$161,623,524

At June 30, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $3,296,712, represented 2.1% of the Fund's net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Rates shown reflect yield at June 30, 2023.
See accompanying notes to financial statements.

UBS US Dividend Ruler Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2023 (the "reporting period"), Class P shares of UBS US Dividend Ruler Fund (the "Fund") returned 15.60% while Class P2 shares returned 10.33% from their inception date of March 15, 2023. For comparison purposes, the S&P 500 Index (the "Index") returned 19.59% for the year ended June 30, 2023. (Class P2 shares have lower expenses than the other share class of the Fund.) Returns for all share classes over various time periods are shown on page 66; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Fund overview (unaudited)

The Fund's investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Fund pursues its objective by focusing on fundamentally attractive dividend-paying stocks.

Portfolio performance summary (unaudited)1

What worked

•  In terms of stock selection, holdings in the financials and materials sectors were most additive to performance relative to the S&P 500 Index.

•  In terms of sector allocation, the portfolio's modest underweight to the financials sector was the largest contributor to relative performance.

•  A number of individual holdings were beneficial for absolute performance, including:

  – Microsoft's share gains were buoyed by the excitement surrounding generative artificial intelligence (AI). Not only is the company incorporating GPT-4 technology into its Bing search engine and its Azure cloud platform, its monetization efforts may be most powerful as Microsoft 365 "Copilot" integrates AI into its dominant Office 365 product suite.

  – Broadcom shares rallied sharply as investors increasingly appreciated its participation in the buildout of generative AI infrastructure. Broadcom provides custom ASICs (application-specific integrated circuits) for AI workloads and is the design partner for Google's TPUs (tensor processing unit). In addition, the company's networking switching portfolio stands to benefit from the proliferation of AI workloads as cloud service providers and hyperscalers upgrade to next-gen speeds. During Broadcom's fiscal second quarter 2023 earnings call, Chief Executive Officer Hock Tan stated that 10% of its semiconductor group sales in its fiscal year (FY) 2022 was attributable to AI demand and expects that percentage to grow to 15% in FY23 and 25% in FY24.

  – Core to our bullish outlook for Oracle stock is the company's ongoing transition to the cloud. In some regards, we see an analogy to the transformation that occurred at Microsoft over the last decade (e.g., customer software cloud migration, buildout of cloud infrastructure business). Oracle's fiscal fourth quarter results released in June 2023 demonstrated that its transition is progressing well, with healthy aggregate cloud growth (+29%) supported by an acceleration in its infrastructure platform (+77%). Oracle Chairman and Chief Technology Officer Larry Ellison also spoke to the traction Oracle Cloud Infrastructure (OCI) is seeing in AI workloads, as well as its ongoing partnership with NVIDIA.

What didn't work

•  Stock selection within the industrials and health care sectors detracted most from relative performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS US Dividend Ruler Fund

•  In terms of sector allocation, the portfolio's overweight to the utilities sector was the largest detractor from performance.

•  Several individual fund holdings weighed on absolute performance, including:

  – Defensive companies, including utilities such as American Electric Power, were out of favor in the first half of 2023. Rising long-term interest rates, operational delays for a renewable project, and the failed sale of their Kentucky asset also weighed on its shares. While the company has faced some near-term operational stumbles, we still believe that American Electric Power remains well positioned to grow earnings in line or somewhat faster than peers over time. Furthermore, American Electric Power should act as an attractive portfolio ballast under more challenging market conditions. We continue to hold the stock.

  – Aside from defensive stocks being out of favor to begin 2023, negative headlines related to the company's ongoing talcum powder litigation weighed on Johnson & Johnson's shares. While this overhang may linger in the short-term, we expect the financial impact to be manageable given the company's significant free cash flow generation and likely long timeframe over which liabilities will ultimately be paid. Fundamentals for the company's core pharmaceutical and medical device segments remain intact. We continue to hold the stock.

  – Regulatory uncertainty regarding Medicare Advantage (MA) pricing and increased health care utilization trends weighed on shares of managed care organization UnitedHealth Group. Encouragingly, CMS (Center for Medicare & Medicaid Services) recently released a final update on MA pricing above its preliminary notice, easing some investor worries. Additionally, management appears to be pricing future medical costs trends appropriately to account for the recent increase in health care utilization by policyholders. We continue to hold the stock.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2023. The views and opinions in the letter were current as of August 8, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS US Dividend Ruler Fund

Average annual total returns for periods ended 06/30/23 (unaudited)

	1 year	Inception
Class P1,3	15.60%	12.52%
Class P2[2,3]	—	10.33
S&P 500 Index[4]	19.59	14.07

The annualized gross and net expense ratios, respectively, for Class P shares as in the October 28, 2022 prospectus were as follows: 0.83% and 0.50% and for Class P2 shares as in the March 13, 2023 prospectus were as follows: 0.83% and 0.15%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 0.50% for Class P shares and 0.15% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is July 9, 2020.

2  Inception date of Class P2 is March 15, 2023.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is shown as of the inception date of Class P: July 9, 2020.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS US Dividend Ruler Fund

Illustration of an assumed investment of $1,000 in Class P shares and $25,000,000 in Class P2 shares (unaudited)

The following graph depicts the performance of UBS US Dividend Ruler Fund Class P and Class P2 shares versus the S&P 500 Index from July 9, 2020, the inception date of Class P, and March 15, 2023, the inception date of Class P2, through June 30, 2023. Class P and Class P2 shares may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or a loss upon redemption. It is important to note that UBS US Dividend Ruler Fund is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS US Dividend Ruler Fund Class P vs. S&P 500 Index

UBS US Dividend Ruler Fund Class P2 vs. S&P 500 Index

UBS US Dividend Ruler Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of June 30, 2023

Top ten holdings

Microsoft Corp.	10.7%
Broadcom, Inc.	4.7
Oracle Corp.	4.0
Exxon Mobil Corp.	3.7
UnitedHealth Group, Inc.	3.7
Abbott Laboratories	3.2
Raytheon Technologies Corp.	3.2
Accenture PLC	3.2
AbbVie, Inc.	3.2
Johnson & Johnson	3.1
Total	42.7%

Issuer breakdown by country or territory of origin

United States	98.5%
United Kingdom	1.5
Total	100.0%

Common stocks
Aerospace & defense	3.2%
Air freight & logistics	2.4
Banks	2.8
Beverages	4.2
Biotechnology	3.2
Capital markets	2.7
Chemicals	3.0
Commercial services & supplies	1.5
Consumer finance	0.8
Electric utilities	4.8
Ground transportation	2.2
Health care equipment & supplies	3.3
Health care providers & services	3.7
Hotels, restaurants & leisure	5.7
Household products	2.8
Industrial conglomerates	2.5
Industrial REITs	2.7
Insurance	5.2
IT services	3.2
Oil, gas & consumable fuels	7.0
Pharmaceuticals	3.1
Professional services	2.2
Semiconductors & semiconductor equipment	8.7
Software	14.7
Specialty retail	2.1
Total common stocks	97.7
Short-term investments	2.3
Total investments	100.0
Liabilities in excess of other assets	(0.0)†
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

1  The portfolio is actively managed and its composition will vary over time.

UBS US Dividend Ruler Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Common stocks: 97.7%
Aerospace & defense: 3.2%
Raytheon Technologies Corp.	49,688	$4,867,436
Air freight & logistics: 2.4%
United Parcel Service, Inc., Class B	20,280	3,635,190
Banks: 2.8%
JPMorgan Chase & Co.	29,523	4,293,825
Beverages: 4.2%
Coca-Cola Co.	65,778	3,961,151
Diageo PLC, ADR	13,604	2,360,022
		6,321,173
Biotechnology: 3.2%
AbbVie, Inc.	35,926	4,840,310
Capital markets: 2.7%
BlackRock, Inc.	3,464	2,394,109
Morgan Stanley	20,990	1,792,546
		4,186,655
Chemicals: 3.0%
Linde PLC	11,920	4,542,474
Commercial services & supplies: 1.5%
Republic Services, Inc.	15,423	2,362,341
Consumer finance: 0.8%
Discover Financial Services	10,025	1,171,421
Electric utilities: 4.8%
American Electric Power Co., Inc.	35,472	2,986,742
NextEra Energy, Inc.	57,445	4,262,419
		7,249,161
Ground transportation: 2.2%
Union Pacific Corp.	16,215	3,317,913
Health care equipment & supplies: 3.3%
Abbott Laboratories	45,484	4,958,666
Health care providers & services: 3.7%
UnitedHealth Group, Inc.	11,612	5,581,192
Hotels, restaurants & leisure: 5.7%
McDonald's Corp.	13,808	4,120,445
Starbucks Corp.	45,514	4,508,617
		8,629,062
Household products: 2.8%
Procter & Gamble Co.	27,800	4,218,372
Industrial conglomerates: 2.5%
Honeywell International, Inc.	18,455	3,829,412
	Number of shares	Value
Common stocks—(concluded)
Industrial REITs: 2.7%
Prologis, Inc.	34,178	$4,191,248
Insurance: 5.2%
Chubb Ltd.	23,230	4,473,169
Marsh & McLennan Cos., Inc.	18,662	3,509,949
		7,983,118
IT services: 3.2%
Accenture PLC,Class A	15,696	4,843,472
Oil, gas & consumable fuels: 7.0%
EOG Resources, Inc.	24,542	2,808,586
Exxon Mobil Corp.	52,863	5,669,557
Phillips 66	22,099	2,107,803
		10,585,946
Pharmaceuticals: 3.1%
Johnson & Johnson	28,427	4,705,237
Professional services: 2.2%
Automatic Data Processing, Inc.	15,606	3,430,043
Semiconductors & semiconductor equipment: 8.7%
Analog Devices, Inc.	16,229	3,161,571
Broadcom, Inc.	8,235	7,143,286
Texas Instruments, Inc.	16,399	2,952,148
		13,257,005
Software: 14.7%
Microsoft Corp.	47,627	16,218,898
Oracle Corp.	51,086	6,083,832
		22,302,730
Specialty retail: 2.1%
Home Depot, Inc.	10,418	3,236,248
Total common stocks (cost $137,124,952)		148,539,650
Short-term investments: 2.3%
Investment companies: 2.3%
State Street Institutional U.S. Government Money Market Fund, 5.028%[1] (cost $3,542,268)	3,542,268	3,542,268
Total investments: 100.0% (cost $140,667,220)		152,081,918
Liabilities in excess of other assets: (0.0%)†		(25,430)
Net assets: 100.0%		$152,056,488

UBS US Dividend Ruler Fund

Portfolio of investments

June 30, 2023

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$148,539,650	$—	$—	$148,539,650
Short-term investments	—	3,542,268	—	3,542,268
Total	$148,539,650	$3,542,268	$—	$152,081,918

At June 30, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  Rates shown reflect yield at June 30, 2023.

See accompanying notes to financial statements.

UBS US Quality Growth At Reasonable Price Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2023 (the "reporting period"), Class P shares of UBS US Quality Growth At Reasonable Price Fund (the "Fund") returned 20.59%. For comparison purposes, the Russell 1000 Growth Index (the "Index") returned 27.11%. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Fund overview (unaudited)

The Fund's investment objective is to seek to provide capital appreciation, The Fund pursues its objective by seeking exposure to attractively valued, high quality growth stocks.

Portfolio performance summary (unaudited)1

What worked

•  Stock selection within the health care, energy, and consumer discretionary sectors were meaningful contributors to performance relative to the Russell 1000 Growth Index.

•  Within sectors, our industrials allocation was a modest contributor to performance.

•  A number of individual holdings were beneficial for absolute performance, including:

  – Microsoft's share gains were buoyed by the excitement surrounding generative artificial intelligence (AI). Not only is the company incorporating GPT-4 technology into its Bing search engine and its Azure cloud platform, its monetization efforts may be most powerful as Microsoft 365 "Copilot" integrates AI into its dominant Office 365 product suite.

  – Gains in Apple's stock were supported by continued growth in its device user base—now over two billion—and services revenue. Investors were also encouraged by increasing iPhone adoption in nascent emerging market opportunities such as India.

  – Shares of semiconductor capital equipment manufacturer Applied Materials rallied on enthusiasm surrounding the potentially higher long-term capital spending required for burgeoning artificial intelligence demand. Resilience from logic and foundry customers and significant buildouts of trailing-edge capacity also have supported strong near-term financial results.

What didn't work

•  Stock selection in the information technology, consumer staples, and communication services sector were notable detractors from relative performance.

•  In terms of sector allocation, our underweight to information technology, and overweights to the consumer staples and health care sectors detracted from performance.

•  Several individual holdings weighed on absolute performance, including:

  – Fidelity National Information Systems (FIS) stock lagged given below-peer growth trends in its merchant acquisition business Worldpay. We removed FIS from the portfolio in November 2022.

  – Shares of Adobe were weak while in the portfolio following the company's announced acquisition of design software company Figma. Stalling core growth trends at the time and the high price paid for Figma led us to remove Adobe from the portfolio in September 2022.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS US Quality Growth At Reasonable Price Fund

  – American Tower stock has been buffeted by various headwinds, including higher long-term interest rates, volatility in its India business, and uncertainty regarding the financial health of one of its US wireless customers. However, recent earnings results have been solid, driven by healthy US carrier activity levels and better international growth. Long-term, we view American Tower as well positioned to benefit from the secular growth of worldwide mobile data consumption and the migration to faster speeds. We continue to hold the stock.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2023. The views and opinions in the letter were current as of August 8, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS US Quality Growth At Reasonable Price Fund

Average annual total returns for periods ended 06/30/23 (unaudited)

	1 year	Inception
Class P1,2	20.59%	10.09%
Russell 1000 Growth Index[3]	27.11	12.00

The annualized gross and net expense ratios, respectively, for Class P as in the October 28, 2022 prospectuses were as follows: 0.79% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is July 9, 2020.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index was developed with a base value of 200 as of August 31, 1992. Inception return for the Index is shown as of the inception date of Class P: July 9, 2020.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS US Quality Growth At Reasonable Price Fund

Illustration of an assumed investment of $1,000 in Class P shares (unaudited)

The following graph depicts the performance of UBS US Quality Growth At Reasonable Price Fund Class P shares versus the Russell 1000 Growth Index from July 9, 2020, the inception date of Class P, through June 30, 2023. Class P shares may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or a loss upon redemption. It is important to note that UBS US Quality Growth At Reasonable Price Fund is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS US Quality Growth At Reasonable Price Fund Class P vs. Russell 1000 Growth Index

UBS US Quality Growth At Reasonable Price Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of June 30, 2023

Top ten holdings

Microsoft Corp.	14.3%
Apple, Inc.	7.7
Amazon.com, Inc.	7.4
Alphabet, Inc.	5.5
Visa, Inc.	3.6
UnitedHealth Group, Inc.	3.5
Eli Lilly & Co.	3.1
Accenture PLC	2.5
Costco Wholesale Corp.	2.5
Salesforce, Inc.	2.4
Total	52.5%

Issuer breakdown by country or territory of origin

United States	100.0%

Common stocks
Beverages	2.3%
Broadline retail	7.4
Capital markets	2.9
Chemicals	2.1
Consumer staples distribution & retail	2.5
Electrical equipment	1.1
Energy equipment & services	1.5
Financial services	5.9
Ground transportation	1.4
Health care equipment & supplies	5.6
Health care providers & services	3.5
Household products	1.9
Industrial conglomerates	1.7
Interactive media & services	7.5
IT services	2.5
Life sciences tools & services	3.1
Machinery	1.2
Personal care products	0.9
Pharmaceuticals	3.1
Semiconductors & semiconductor equipment	3.9
Software	20.6
Specialized REITs	2.1
Specialty retail	3.9
Technology hardware, storage & peripherals	7.7
Textiles, apparel & luxury goods	1.9
Total common stocks	98.2
Short-term investments	1.8
Total investments	100.0
Other assets in excess of liabilities	0.0 †
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

†  Amount represents less than 0.05% or (0.05)%.

UBS US Quality Growth At Reasonable Price Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Common stocks: 98.2%
Beverages: 2.3%
Coca-Cola Co.	70,445	$4,242,198
Broadline retail: 7.4%
Amazon.com, Inc.*	105,897	13,804,733
Capital markets: 2.9%
Ameriprise Financial, Inc.	8,294	2,754,935
S&P Global, Inc.	6,871	2,754,515
		5,509,450
Chemicals: 2.1%
Sherwin-Williams Co.	14,907	3,958,107
Consumer staples distribution & retail: 2.5%
Costco Wholesale Corp.	8,532	4,593,458
Electrical equipment: 1.1%
Rockwell Automation, Inc.	6,221	2,049,508
Energy equipment & services: 1.5%
Schlumberger NV	55,459	2,724,146
Financial services: 5.9%
Mastercard, Inc.,Class A	10,860	4,271,238
Visa, Inc.,Class A	28,165	6,688,624
		10,959,862
Ground transportation: 1.4%
Union Pacific Corp.	12,712	2,601,129
Health care equipment & supplies: 5.6%
Abbott Laboratories	26,777	2,919,229
Boston Scientific Corp.*	61,637	3,333,945
Intuitive Surgical, Inc.*	12,135	4,149,442
		10,402,616
Health care providers & services: 3.5%
UnitedHealth Group, Inc.	13,469	6,473,740
Household products: 1.9%
Procter & Gamble Co.	23,503	3,566,345
Industrial conglomerates: 1.7%
Honeywell International, Inc.	15,281	3,170,808
Interactive media & services: 7.5%
Alphabet, Inc.,Class A*	85,614	10,247,996
Meta Platforms, Inc.,Class A*	12,892	3,699,746
		13,947,742
IT services: 2.5%
Accenture PLC,Class A	15,145	4,673,444
Life sciences tools & services: 3.1%
Danaher Corp.	11,465	2,751,600
Thermo Fisher Scientific, Inc.	5,743	2,996,410
		5,748,010
	Number of shares	Value
Common stocks—(concluded)
Machinery: 1.2%
Parker-Hannifin Corp.	5,912	$2,305,917
Personal care products: 0.9%
Estee Lauder Cos., Inc.,Class A	8,502	1,669,623
Pharmaceuticals: 3.1%
Eli Lilly & Co.	12,423	5,826,139
Semiconductors & semiconductor equipment: 3.9%
Advanced Micro Devices, Inc.*	31,186	3,552,397
Applied Materials, Inc.	25,278	3,653,682
		7,206,079
Software: 20.6%
Intuit, Inc.	8,164	3,740,663
Microsoft Corp.	78,151	26,613,541
Palo Alto Networks, Inc.*	14,029	3,584,550
Salesforce, Inc.*	21,403	4,521,598
		38,460,352
Specialized REITs: 2.1%
American Tower Corp.	19,799	3,839,818
Specialty retail: 3.9%
O'Reilly Automotive, Inc.*	3,226	3,081,798
TJX Cos., Inc.	49,857	4,227,375
		7,309,173
Technology hardware, storage & peripherals: 7.7%
Apple, Inc.	74,573	14,464,925
Textiles, apparel & luxury goods: 1.9%
NIKE, Inc.,Class B	33,053	3,648,060
Total common stocks (cost $168,588,860)		183,155,382
Short-term investments: 1.8%
Investment companies: 1.8%
State Street Institutional U.S. Government Money Market Fund, 5.028%[1] (cost $3,332,271)	3,332,271	3,332,271
Total investments: 100.0% (cost $171,921,131)		186,487,653
Other assets in excess of liabilities: 0.0%†		56,488
Net assets: 100.0%		$186,544,141

UBS US Quality Growth At Reasonable Price Fund

Portfolio of investments

June 30, 2023

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$183,155,382	$—	$—	$183,155,382
Short-term investments	—	3,332,271	—	3,332,271
Total	$183,155,382	$3,332,271	$—	$186,487,653

At June 30, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Rates shown reflect yield at June 30, 2023.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2023, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 14.23% (Class A shares returned 7.95% after the deduction of the maximum sales charge), while Class P shares returned 14.48%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 18.53% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 81; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was driven primarily by stock selection decisions.

Portfolio performance summary (unaudited)1

What worked:

•  Within stock selection, Lattice Semiconductor was the top contributor to performance.

– Lattice Semiconductor designs, develops, and markets programmable logic devices. The company continued its trend of outperformance benefiting from its Avant product launch, which was experiencing strong early traction, helping support the company's growth trajectory.

•  Several other stock selection decisions benefited performance.

– Shift4Payments is a provider of integrated payment processing and technology solutions for merchants. The stock rallied after the company reported strong fourth quarter 2022 results and issued annual guidance above consensus expectations.

– Sumo Logic is a provider of cloud-based log management and analytics services. During the period, the company announced that it had agreed to be acquired by Francisco Partners. We eliminated our position in the stock during the reporting period.

– Medpace is a full-service clinical research organization that serves numerous therapeutic and specialty areas. The company's shares surged higher after reporting quarterly results and providing initial annual guidance that exceeded consensus estimates.

– MasTec is a contractor that specializes in the building, installation, maintenance, and upgrade of utility and communications infrastructure. The company's first quarter earnings reflected broad-based strength and a record backlog. Furthermore, long-term investments as part of the Inflation Reduction Act (IRA) will likely drive higher activity levels for the company.

•  Within sector allocation, the Fund's underweight versus its benchmark to utilities and communication services contributed to relative returns over the reporting period.

What didn't work:

•  Certain stock selection decisions detracted from the Fund's returns during the reporting period.

– Azenta is a provider of life sciences solutions, including cold-chain sample management solutions and genomic services across areas such as drug development, clinical research and advanced cell therapies. Azenta reported quarterly results that were in line with expectations, but it projected that future earnings would be lower than expected as the company absorbs inflation costs and works through a slower recovery in China. The Fund sold its position in the security during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

– Super Micro Computer is a designer, developer, and manufacturer that sells server solutions based on modular and open-standard architecture. The stock rose sharply after posting strong quarterly results and an outlook that is benefiting from increased spending on artificial intelligence (AI) investments. The Fund did not own shares of the security during a portion of the reporting period.

– Duckhorn Portfolio is a purveyor of luxury wines. The stock declined after announcing a secondary offering of five million shares in July 2022. The company was also impacted by concerns that fiscal year 2023 may be challenging if consumer spending weakens. We continue to own the security.

– Veritex provides services through community banking franchises serving the needs of retail and business customers. Regional banks in the US declined sharply after concerns of a potential financial contagion roiled markets following the failure of SVB Financial Group. The Fund sold its position in the security during the reporting period.

– Jamf helps organizations connect, manage, and protect Apple products, applications, and corporate resources. Its shares declined, in part due to concerns that macro headwinds could impact the company's growth trajectory. We continue to own the security.

•  Within sector allocation, the Fund's underweight position in energy and overweight position in financials detracted from returns.

•  The Fund did not invest in derivatives during the reporting period.

Portfolio highlights (unaudited)

Performance Food Group markets and distributes food and food-related products to a variety of customers, including restaurants, schools, business, hospitals, convenience stores and theaters. The company operates in the US and Canada, offering foods such as meats, fruits, vegetables and desserts, as well as paper products, including pizza boxes, disposable napkins, plates, and cups. We believe the company has an opportunity to grow sales both organically and through mergers and acquisitions as it consolidates smaller companies in the industry.

Ryman Hospitality Properties specializes in group-oriented and destination hotel assets in urban and resort markets. We believe the company should benefit from increased demand for corporate meetings and events after several years of limited activity during the early stages of the COVID-19 pandemic. Additionally, the company has been making investments in its existing properties to increase the number of rooms available, which can help drive growth over time.

Chart Industries is a leading global manufacturer of highly engineered equipment servicing multiple applications in the clean energy and industrial gas markets. The company's product portfolio is used in every phase of the liquid gas supply chain, including upfront engineering, service and repair. Chart Industries is positioned to benefit from large liquified natural gas (LNG) projects, hydrogen projects, and the integration of its recent acquisition of Howden.

Inspire Medical Systems develops implantable neurostimulation systems to treat obstructive sleep apnea. The company has a robust direct-to-consumer marketing campaign that is helping to fuel growth in the US, in addition to opportunities to expand their geographic reach into other international markets.

UBS U.S. Small Cap Growth Fund

Visteon supplies automotive systems, modules, and components to vehicle manufacturers and aftermarket industries. The company is a leading provider of digital cockpit solutions for automobiles and is creating new solutions to help enable advanced driver assistance systems (ADAS)/autonomous driving vehicles, as well as content for electric vehicles.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2023. The views and opinions in the letter were current as of August 8, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 06/30/23 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	14.23%	7.13%	10.25%
Class P2	14.48	7.40	10.54
After deducting maximum sales charge
Class A1	7.95%	5.93%	9.63%
Russell 2000 Growth Index[3]	18.53	4.22	8.83

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class A—1.46% and 1.24%; Class P—1.21% and 0.99%; Class P2—1.21% and 0.15%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 1.24% for Class A shares, 0.99% for Class P shares, and 0.15% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $2,000,000 in Class P shares (unaudited)

The following graphs depict the performance of UBS U.S. Small Cap Growth Fund Class A and Class P shares versus the Russell 2000 Growth Index over the 10 years ended June 30, 2023. Class P shares may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or a loss upon redemption. It is important to note that UBS U.S. Small Cap Growth Fund is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Small Cap Growth Fund Class A vs. Russell 2000 Growth Index

UBS U.S. Small Cap Growth Fund Class P vs. Russell 2000 Growth Index

UBS U.S. Small Cap Growth Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of June 30, 2023

Top ten holdings

Performance Food Group Co.	2.7%
Ryman Hospitality Properties, Inc.	2.5
Chart Industries, Inc.	2.3
Inspire Medical Systems, Inc.	2.2
Visteon Corp.	2.1
MasTec, Inc.	2.1
Medpace Holdings, Inc.	2.0
Pure Storage, Inc.	1.9
Weatherford International PLC	1.9
Regal Rexnord Corp.	1.9
Total	21.6%

Top five issuer breakdown by country or territory of origin

United States	98.9%
Israel	1.2
United Kingdom	0.8
Ireland	0.6
Total	101.5%

Common stocks
Air freight & logistics	3.0%
Automobile components	2.1
Banks	1.8
Beverages	0.7
Biotechnology	8.1
Broadline retail	0.9
Building products	3.0
Chemicals	0.3
Communications equipment	1.5
Construction & engineering	3.3
Consumer staples distribution & retail	2.7
Containers & packaging	1.2
Diversified consumer services	1.2
Electrical equipment	2.5
Energy equipment & services	1.9
Financial services	2.3
Ground transportation	1.2
Health care equipment & supplies	6.0
Health care providers & services	4.6
Hotel & resort REITs	2.5
Hotels, restaurants & leisure	6.8
Household durables	1.3
IT services	2.3
Life sciences tools & services	3.1
Machinery	2.6
Media	0.8
Metals & mining	1.4
Oil, gas & consumable fuels	2.3
Pharmaceuticals	1.1
Professional services	2.0
Semiconductors & semiconductor equipment	4.9
Software	11.1
Technology hardware, storage & peripherals	3.3
Textiles, apparel & luxury goods	0.9
Trading companies & distributors	3.3
Total common stocks	98.0
Short-term investments	3.4
Investment of cash collateral from securities loaned	1.1
Total investments	102.5
Liabilities in excess of other assets	(2.5)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Common stocks: 98.0%
Air freight & logistics: 3.0%
Forward Air Corp.	18,657	$1,979,694
GXO Logistics, Inc.*	27,311	1,715,677
		3,695,371
Automobile components: 2.1%
Visteon Corp.*	18,061	2,593,740
Banks: 1.8%
First Bancorp/Southern Pines NC	30,570	909,457
National Bank Holdings Corp.,Class A	21,519	624,912
Texas Capital Bancshares, Inc.*	15,142	779,813
		2,314,182
Beverages: 0.7%
Duckhorn Portfolio, Inc.*	68,496	888,393
Biotechnology: 8.1%
Allogene Therapeutics, Inc.*	54,781	272,262
Arcellx, Inc.*	24,121	762,706
Arrowhead Pharmaceuticals, Inc.*	21,841	778,850
Deciphera Pharmaceuticals, Inc.*	52,554	739,960
Ideaya Biosciences, Inc.*	32,906	773,291
IGM Biosciences, Inc.*,1	15,791	145,751
Immunocore Holdings PLC,ADR*	16,300	977,348
Insmed, Inc.*	30,989	653,868
Intellia Therapeutics, Inc.*	9,668	394,261
Kymera Therapeutics, Inc.*	21,749	500,009
MeiraGTx Holdings PLC*	34,730	233,386
Nurix Therapeutics, Inc.*	31,609	315,774
Prothena Corp. PLC*	11,431	780,509
Relay Therapeutics, Inc.*	40,513	508,843
Rhythm Pharmaceuticals, Inc.*	43,200	712,368
Xencor, Inc.*	28,916	722,033
Zentalis Pharmaceuticals, Inc.*,1	28,463	802,941
		10,074,160
Broadline retail: 0.9%
Savers Value Village, Inc.*	48,100	1,139,970
Building products: 3.0%
AZEK Co., Inc.*	65,273	1,977,119
Simpson Manufacturing Co., Inc.	12,570	1,740,945
		3,718,064
Chemicals: 0.3%
Aspen Aerogels, Inc.*	42,532	335,578
Communications equipment: 1.5%
Extreme Networks, Inc.*	73,001	1,901,676
Construction & engineering: 3.3%
Ameresco, Inc.,Class A*	31,235	1,518,958
MasTec, Inc.*	21,766	2,567,735
		4,086,693
	Number of shares	Value
Common stocks—(continued)
Consumer staples distribution & retail: 2.7%
Performance Food Group Co.*	55,522	$3,344,645
Containers & packaging: 1.2%
Graphic Packaging Holding Co.	62,862	1,510,574
Diversified consumer services: 1.2%
Duolingo, Inc.*	10,100	1,443,694
Electrical equipment: 2.5%
Regal Rexnord Corp.	15,554	2,393,760
Shoals Technologies Group, Inc.,Class A*	30,153	770,711
		3,164,471
Energy equipment & services: 1.9%
Weatherford International PLC*	36,291	2,410,448
Financial services: 2.3%
Essent Group Ltd.	19,964	934,315
Shift4 Payments, Inc.,Class A*	28,596	1,941,955
		2,876,270
Ground transportation: 1.2%
Werner Enterprises, Inc.	33,241	1,468,587
Health care equipment & supplies: 6.0%
AtriCure, Inc.*	31,652	1,562,342
CONMED Corp.	12,038	1,635,844
Inspire Medical Systems, Inc.*	8,567	2,781,191
Treace Medical Concepts, Inc.*	62,024	1,586,574
		7,565,951
Health care providers & services: 4.6%
NeoGenomics, Inc.*	35,347	568,026
R1 RCM, Inc.*	87,833	1,620,519
RadNet, Inc.*	50,070	1,633,283
Surgery Partners, Inc.*	44,138	1,985,769
		5,807,597
Hotel & resort REITs: 2.5%
Ryman Hospitality Properties, Inc.	34,118	3,170,245
Hotels, restaurants & leisure: 6.8%
Bloomin' Brands, Inc.	62,592	1,683,099
Cava Group, Inc.*	15,100	618,345
Churchill Downs, Inc.	14,778	2,056,654
Dave & Buster's Entertainment, Inc.*	31,636	1,409,700
Papa John's International, Inc.	18,170	1,341,491
Wyndham Hotels & Resorts, Inc.	20,490	1,405,000
		8,514,289
Household durables: 1.3%
TopBuild Corp.*	5,893	1,567,656
IT services: 2.3%
DigitalOcean Holdings, Inc.*,1	35,963	1,443,555
Wix.com Ltd.*	18,226	1,426,002
		2,869,557

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Common stocks—(continued)
Life sciences tools & services: 3.1%
Medpace Holdings, Inc.*	10,501	$2,522,025
Repligen Corp.*	9,841	1,392,108
		3,914,133
Machinery: 2.6%
Astec Industries, Inc.	11,120	505,293
Chart Industries, Inc.*	17,608	2,813,582
		3,318,875
Media: 0.8%
Magnite, Inc.*	70,960	968,604
Metals & mining: 1.4%
ATI, Inc.*	40,434	1,788,396
Oil, gas & consumable fuels: 2.3%
Chesapeake Energy Corp.	18,862	1,578,372
Matador Resources Co.	23,825	1,246,524
		2,824,896
Pharmaceuticals: 1.1%
Arvinas, Inc.*	17,967	445,941
Intra-Cellular Therapies, Inc.*	15,270	966,896
		1,412,837
Professional services: 2.0%
KBR, Inc.	30,531	1,986,347
Sterling Check Corp.*	40,323	494,360
		2,480,707
Semiconductors & semiconductor equipment: 4.9%
Impinj, Inc.*	18,061	1,619,169
Lattice Semiconductor Corp.*	21,769	2,091,348
Universal Display Corp.	16,478	2,374,974
		6,085,491
Software: 11.1%
Clearwater Analytics Holdings, Inc.,Class A*	67,799	1,075,970
Confluent, Inc.,Class A*	54,638	1,929,268
CyberArk Software Ltd.*	11,298	1,766,216
Elastic NV*	21,665	1,389,160
Gitlab, Inc.,Class A*	32,400	1,655,964
HashiCorp, Inc.,Class A*	9,000	235,620
Jamf Holding Corp.*,1	60,796	1,186,738
PowerSchool Holdings, Inc.,Class A*	64,442	1,233,420
Tenable Holdings, Inc.*	41,201	1,794,303
Varonis Systems, Inc.*	58,903	1,569,765
		13,836,424
	Number of shares	Value
Common stocks—(concluded)
Technology hardware, storage & peripherals: 3.3%
Pure Storage, Inc.,Class A*	65,991	$2,429,789
Super Micro Computer, Inc.*	7,036	1,753,723
		4,183,512
Textiles, apparel & luxury goods: 0.9%
Tapestry, Inc.	27,751	1,187,743
Trading companies & distributors: 3.3%
Boise Cascade Co.	23,736	2,144,548
Herc Holdings, Inc.	14,546	1,990,620
		4,135,168
Total common stocks (cost $115,627,963)		122,598,597
Short-term investments: 3.4%
Investment companies: 3.4%
State Street Institutional U.S. Government Money Market Fund, 5.028%[2] (cost $4,317,393)	4,317,393	4,317,393
Investment of cash collateral from securities loaned: 1.1%
Money market funds: 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.060%[2] (cost $1,345,048)	1,345,048	1,345,048
Total investments:102.5% (cost $121,290,404)		128,261,038
Liabilities in excess of other assets: (2.5)%		(3,168,083)
Net assets: 100.0%		$125,092,955

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2023

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$122,598,597	$—	$—	$122,598,597
Short-term investments	—	4,317,393	—	4,317,393
Investment of cash collateral from securities loaned	—	1,345,048	—	1,345,048
Total	$122,598,597	$5,662,441	$—	$128,261,038

At June 30, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at June 30, 2023.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2023 (the "reporting period"), Class P shares of UBS Sustainable Development Bank Bond Fund (the "Fund") returned -1.75% while the Class P2 shares returned -1.62%. For comparison purposes, the Bloomberg U.S. Treasury Index (the "Index") returned -2.13%. The Fund's secondary benchmark, the Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index, retuned -1.61% during the reporting period. (Class P2 shares have lower expenses than the other share class of the Fund.) Returns for all share classes over various time periods are shown on page 88; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Fund overview (unaudited)

The Fund seeks current income. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development.

The development bank bond market typically follows high-quality US government bonds. As each of the global Multilateral Development Banks ("MDB") are supranational entities backed by multiple member governments, MDBs historically have a similar credit profile to major sovereign issuers, such as the US government. Consequently, MDB bonds have generally delivered comparable returns to US Treasuries.

Market review (unaudited)

During the reporting period the financial markets were dominated by sticky inflation and its challenge for central banks. After balancing the impacts of high inflation, a tight labor market and a weakening but still resilient economy for some time now, the Federal Reserve Board (the "Fed") needed to calm markets by confirming that the "U.S. banking system is sound and resilient." The Fed continued hiking and raised its target rate seven times during the reporting period. US yields kept rising and the interest rate curve kept flattening. The yield of two-year US Treasuries rose by roughly 1.95%, whereas the yield of 10-year Treasuries "only" moved by roughly 0.83% during the reporting period.

In this environment, US Treasuries slightly underperformed riskier parts of the US fixed income markets which helped sustainable development banks ("SDBs") to marginally outperform US Treasuries.

Portfolio performance summary (unaudited)1

The Fund seeks to minimize tracking error relative to its secondary benchmark (before fees and expenses), which is constructed from a blend of two market indexes designed to measure the performance of the US dollar-denominated multilateral development bank bond market. During the reporting period, the Fund modestly underperformed its secondary benchmark. Transaction costs associated with the management of the Fund's portfolio, as well as fees and expenses, were headwinds for results, and did not totally offset the positive impact from sector positioning. Additionally, US duration positioning was a small detractor from returns. The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2023. The views and opinions in the letter were current as of August 8, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Sustainable Development Bank Bond Fund

Average annual total returns for periods ended 06/30/23 (unaudited)

	1 year	Inception
Class P1,3	(1.75)%	0.69%
Class P2[2,3]	(1.62)	(4.19)
Bloomberg U.S. Treasury Index[4,6]	(2.13)	0.66
Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index[5,6]	(1.61)	0.94

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class P—0.56% and 0.25%; Class P2—0.56% and 0.15%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2023, do not exceed 0.25% for Class P shares. The Advisor has also entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and retained administration fees, and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2023, do not exceed 0.15% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is October 24, 2018.

2  Inception date of Class P2 is October 30, 2020.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index is a composite index, constructed from a blend of two market indexes designed to measure the performance of the US dollar denominated multilateral development bank bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

6  Inception returns for the indices are shown as of the inception date of the oldest share class: October 24, 2018.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS Sustainable Development Bank Bond Fund

Illustration of an assumed investment of $2,000,000 in Class P shares and $25,000,000 in Class P2 shares (unaudited)

The following graphs depict the performance of UBS Sustainable Development Bank Bond Fund Class P and Class P2 shares versus the Bloomberg U.S. Treasury Index and Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index from October 24, 2018, the inception date of Class P, and October 30, 2020, the inception date of Class P2, through June 30, 2023. Class P and Class P2 shares may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or a loss upon redemption. It is important to note that UBS Sustainable Development Bank Bond Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS Sustainable Development Bank Bond Fund Class P vs. Bloomberg U.S. Treasury Index and Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index

UBS Sustainable Development Bank Bond Fund Class P2 vs. Bloomberg U.S. Treasury Index and Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index

UBS Sustainable Development Bank Bond Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of June 30, 2023

Top ten holdings

Inter-American Development Bank, 1.125% due 01/13/31	6.7%
Inter-American Development Bank, 2.250% due 06/18/29	4.8
International Bank for Reconstruction & Development, 1.250% due 02/10/31	4.3
International Bank for Reconstruction & Development, 1.625% due 11/03/31	3.5
International Bank for Reconstruction & Development, 1.750% due 10/23/29	3.4
Nordic Investment Bank, 3.375% due 09/08/27	3.1
Inter-American Development Bank, 3.125% due 09/18/28	2.8
Inter-American Development Bank, 1.125% due 07/20/28	2.6
International Bank for Reconstruction & Development, 0.875% due 05/14/30	2.4
International Bank for Reconstruction & Development, 0.750% due 08/26/30	2.3
Total	35.9%
Sector allocation
Non-U.S. government agency obligations	98.6%
Short-term investments	1.4
Investment of cash collateral from securities loaned	4.0
Total investments	104.0
Liabilities in excess of other assets	(4.0)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

June 30, 2023

	Face amount	Value
Non-U.S. government agency obligations: 98.6%
Supranationals: 98.6%
African Development Bank 0.875%, due 03/23/26	$500,000	$451,592
0.875%, due 07/22/26	2,200,000	1,964,305
4.375%, due 11/03/27	500,000	500,252
4.375%, due 03/14/28	900,000	901,734
Agence Francaise de Developpement EPIC 0.625%, due 01/22/26[1]	2,000,000	1,796,300
Asian Development Bank 1.500%, due 03/04/31	1,300,000	1,080,103
1.750%, due 09/19/29	700,000	607,941
1.875%, due 01/24/30	700,000	608,871
3.875%, due 09/28/32	500,000	494,900
3.875%, due 06/14/33	500,000	494,147
4.000%, due 01/12/33	800,000	799,124
Asian Infrastructure Investment Bank 0.500%, due 10/30/24	700,000	655,645
0.500%, due 05/28/25	900,000	823,639
0.500%, due 01/27/26	1,400,000	1,253,048
3.750%, due 09/14/27	1,000,000	971,342
4.000%, due 01/18/28	200,000	196,181
Council of Europe Development Bank 0.875%, due 09/22/26[2]	1,500,000	1,332,415
1.375%, due 02/27/25	1,300,000	1,223,206
2.500%, due 02/27/24	650,000	637,224
European Bank for Reconstruction & Development 0.500%, due 05/19/25	400,000	367,588
0.500%, due 11/25/25	500,000	452,382
0.500%, due 01/28/26[2]	2,000,000	1,797,865
1.500%, due 02/13/25	700,000	660,810
4.375%, due 03/09/28	750,000	752,899
European Investment Bank 0.625%, due 10/21/27	100,000	85,707
1.250%, due 02/14/31[2]	1,400,000	1,150,038
1.750%, due 03/15/29[2]	700,000	612,990
2.625%, due 03/15/24	225,000	220,645
3.750%, due 02/14/33	1,950,000	1,920,088
IDB Trust Services Ltd. 0.908%, due 06/25/25[1]	400,000	367,336
1.809%, due 02/26/25[1]	400,000	376,948
2.843%, due 04/25/24[1]	1,600,000	1,564,691
3.389%, due 09/26/23[1]	800,000	794,950
Inter-American Development Bank 0.625%, due 07/15/25	200,000	183,570
0.625%, due 09/16/27	1,100,000	945,284
1.125%, due 07/20/28	2,600,000	2,227,886
1.125%, due 01/13/31	7,100,000	5,741,990
1.500%, due 01/13/27	1,050,000	947,213
2.000%, due 06/02/26	800,000	742,172
2.000%, due 07/23/26	380,000	351,811
2.250%, due 06/18/29	4,600,000	4,113,710
	Face amount	Value
Non-U.S. government agency obligations—(concluded)
Supranationals—(concluded)
2.375%, due 07/07/27	$535,000	$496,750
3.000%, due 10/04/23	300,000	298,198
3.125%, due 09/18/28	2,550,000	2,408,597
3.500%, due 09/14/29	1,050,000	1,011,925
3.500%, due 04/12/33	1,050,000	1,007,672
4.000%, due 01/12/28	600,000	592,718
Inter-American Investment Corp. 0.625%, due 02/10/26[1]	1,500,000	1,343,802
1.750%, due 10/02/24[1]	900,000	858,979
4.125%, due 02/15/28	100,000	98,375
International Bank for Reconstruction & Development 0.750%, due 11/24/27	1,000,000	858,586
0.750%, due 08/26/30	2,500,000	1,980,577
0.875%, due 05/14/30	2,500,000	2,014,643
1.125%, due 09/13/28	2,000,000	1,707,969
1.250%, due 02/10/31	4,550,000	3,712,381
1.375%, due 04/20/28	800,000	699,936
1.625%, due 11/03/31	3,600,000	3,003,243
1.750%, due 10/23/29	3,400,000	2,947,881
2.500%, due 11/22/27	400,000	371,081
2.500%, due 03/29/32	2,000,000	1,784,791
3.500%, due 07/12/28	650,000	627,505
3.625%, due 09/21/29	600,000	582,178
3.875%, due 02/14/30	800,000	787,395
International Development Association 0.750%, due 06/10/27[1]	1,700,000	1,467,100
0.875%, due 04/28/26[1]	200,000	179,542
1.000%, due 12/03/30[1]	2,300,000	1,834,306
International Finance Corp. 0.375%, due 07/16/25	600,000	548,652
0.750%, due 10/08/26	1,600,000	1,416,338
0.750%, due 08/27/30	1,250,000	991,978
1.375%, due 10/16/24	100,000	95,122
2.125%, due 04/07/26	875,000	817,558
Kreditanstalt fuer Wiederaufbau 2.000%, due 05/02/25	100,000	94,710
2.875%, due 04/03/28	1,300,000	1,222,455
Nordic Investment Bank 0.500%, due 01/21/26[2]	800,000	719,926
2.875%, due 07/19/23	300,000	299,746
3.375%, due 09/08/27	2,800,000	2,696,417
Total non-U.S. government agency obligations (cost $92,633,490)		84,749,574

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

June 30, 2023

	Number of shares	Value
Short-term investments: 1.4%
Investment companies: 1.4%
State Street Institutional U.S. Government Money Market Fund, 5.028%[3] (cost $1,245,205)	1,245,205	$1,245,205
Investment of cash collateral from securities loaned: 4.0%
Money market funds: 4.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.060%[3] (cost $3,415,400)	3,415,400	3,415,400
Total investments: 104.0% (cost $97,294,095)		89,410,179
Liabilities in excess of other assets: (4.0)%		(3,414,368)
Net assets: 100.0%		$85,995,811

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-U.S. government agency obligations	$—	$84,749,574	$—	$84,749,574
Short-term investments	—	1,245,205	—	1,245,205
Investment of cash collateral from securities loaned	—	3,415,400	—	3,415,400
Total	$—	$89,410,179	$—	$89,410,179

At June 30, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at June 30, 2023.

See accompanying notes to financial statements.

UBS Multi Income Bond Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2023 (the "reporting period"), Class A shares of UBS Multi Income Bond Fund returned 4.25% (Class A shares returned 0.32% after the deduction of the maximum sales charge), while Class P shares returned 4.51%. For comparison purposes, the Bloomberg US Aggregate Bond Index (the "Index") returned -0.94%. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 95; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including index (CDX) options and Total Return Swaps (TRS), were used to manage the Fund's credit exposure. For active currency management, we utilized foreign exchange (FX) forwards. For managing interest rate exposure, we utilized interest rate futures during the reporting period. Derivatives were just one tool, among others, that we used to implement our overall strategy. Looking at the impact of derivatives in isolation is not very meaningful and could potentially be misleading, as oftentimes they are used as a complement or risk mitigant to other existing positions in the portfolio.

Portfolio performance summary (unaudited)1

What worked:

•  Active Duration Management: The strategy follows a flexible approach to duration management, and the Fund was strategically underweight duration against the benchmark. Duration management tools, including interest rate derivatives, were particularly additive in this environment

•  Overweight Corporate Bonds: An overweight position to corporate bonds, including investment-grade and high-yield, was additive in a period in which attractive levels of carry (incremental yield) and somewhat range-bound spreads contributed to returns.

•  Underweight Mortgage-Backed Securities (MBS): An underweight contributed to relative returns as MBS spreads widened over the reporting period.

•  Treasury Inflation-Protected Securities (TIPS) allocation: The allocation and overweight to US TIPS which had periods of strong performance during the reporting period was additive for returns.

What didn't work:

•  Commercial Mortgage-Backed Security (CMBS) Allocation: The allocation to CMBS detracted from returns as their spreads widened over the reporting period.

Market outlook (unaudited)

The US yield curve flattened again in June, as market participants continue pricing hawkish Federal Reserve Board (the "Fed") policy given continued economic strength and persistent inflation. That said, measures of interest rate volatility decreased as an early summer calm seemed to envelop markets. We continue to believe US rates are likely rangebound. Yields have grown attractive and, as we're likely close to the end of the hiking cycle in the US, we have greater medium/longer term conviction in rates.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Multi Income Bond Fund

Likewise, we believe that the short-end of the curve remains comparably vulnerable given the Fed's inflation target is still not met and the economy is robust enough to withstand more tightening conditions. We expect year-over-year inflation prints to show a roughly 3% handle in the US for July's releases, but perhaps more instructive, we see US economic data more generally moving lower given indicators we're studying, which should translate to hard economic data weakening toward the end of the third quarter of 2023 and, in turn, some slowing in the inflation complex.

June saw credit spreads move lower amidst signs the economy can offer a softer landing and evidence of encouraging technical (supply/demand) strength in fixed income. Notable positive excess return figures were generated across the fixed income market, particularly US and euro high-yield credit. 'Encouraged yet cautious' continues to characterize our posture at this stage, with little evidence of imminent, severe recession and yet admittedly tighter valuations. Should interest rate volatility continue to dissipate, there's reason for still more optimism in the shorter term, as correlation with spreads have been elevated over the last 18 months in particular. Our core view and positioning related to credit remains unchanged.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2023. The views and opinions in the letter were current as of August 8, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Multi Income Bond Fund

Average annual total returns for periods ended 06/30/23 (unaudited)

	1 year	5 years	10 years or Inception
Before deducting maximum sales charge
Class A1	4.25%	0.86%	0.43%
Class P2	4.51	1.13	1.47
After deducting maximum sales charge
Class A3	0.32%	0.10%	(0.14)%
Bloomberg US Aggregate Bond Index[4]	(0.94)	0.77	1.52

The annualized gross and net expense ratios as in the October 28, 2022 prospectuses were as follows: Class A—1.93% and 0.91%; Class P—1.72% and 0.66%; Class P2—1.72% and 0.21%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 0.90% for Class A shares, 0.65% for Class P shares, and 0.20% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class A is September 29, 2016.

2  Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund ("the Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund were made by the same portfolio management team until the June 2022 Fund repositioning. The Funds had generally similar investment objectives and strategies until the June 2022 Fund repositioning from a Core Plus to a Multi Income Bond strategy. Therefore the information shown above reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization and may not be representative of performance of the Fund. Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees.

4  The Bloomberg US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is for the 10 years ended.

A temporary redemption fee of 2% was imposed on sales of Class P shares of the Fund between May 23, and August 22, 2016.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us/en/assetmanagement/funds/mutual-fund-performance.

UBS Multi Income Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 3.75% maximum sales charge) and $2,000,000 in Class P shares (unaudited)

The following graphs depict the performance of UBS Multi Income Bond Fund Class A and Class P shares versus the Bloomberg US Aggregate Bond Index from the inception date of September 29, 2016 for the Class A shares and for the 10 years ended for Class P shares through June 30, 2023. Class P shares may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or a loss upon redemption. It is important to note that UBS Multi Income Bond Fund is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS Multi Income Bond Fund Class A vs. Bloomberg US Aggregate Bond Index

UBS Multi Income Bond Fund Class P vs. Bloomberg US Aggregate Bond Index

UBS Multi Income Bond Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of June 30, 2023

Top ten holdings

Sabine Pass Liquefaction LLC, 5.000% due 03/15/27	1.6%
Verizon Communications, Inc., 4.329% due 09/21/28	1.6
BX Trust, 6.495% due 10/15/36	1.6
BMW U.S. Capital LLC, 2.800% due 04/11/26	1.6
Quanta Services, Inc., 0.950% due 10/01/24	1.6
EQT Corp., 3.900% due 10/01/27	1.4
JPMorgan Chase & Co., 3.875% due 09/10/24	1.4
Masco Corp., 1.500% due 02/15/28	1.4
Kinder Morgan, Inc., 4.300% due 03/01/28	1.4
Charter Communications Operating LLC/ Charter Communications Operating Capital, 4.200% due 03/15/28	1.4
Total	15.0%

Top five issuer breakdown by country or territory of origin

United States	77.5%
Germany	3.4
United Kingdom	3.0
Canada	2.3
China	2.0
Total	88.2%

Corporate bonds
Airlines	2.0%
Auto manufacturers	6.3
Banks	12.0
Beverages	0.7
Biotechnology	0.5
Building Materials	1.4
Chemicals	2.3
Commercial services	3.2
Computers	1.8
Diversified financial services	6.7
Electric	1.7
Electrical components & equipment	1.1
Entertainment	0.9
Environmental control	0.5
Food	0.1
Healthcare-products	1.1
Healthcare-services	0.8
Home builders	1.0
Housewares	0.8
Insurance	1.2
Internet	1.0
Leisure time	1.2
Lodging	0.8
Media	3.5
Mining	2.6
Miscellaneous manufacturers	1.8
Oil & gas	6.4
Packaging & containers	0.8
Pharmaceuticals	1.0
Pipelines	4.9
Real estate	1.3
Real estate investment trusts	0.8
Retail	1.3
Semiconductors	1.5
Software	1.6
Telecommunications	5.0
Transportation	0.3
Total corporate bonds	81.9
Asset-backed securities	2.4
Mortgage-backed securities	5.1
Municipal bonds	1.9
Non-U.S. government agency obligations	3.5
Short-term investments	3.0
Investment of cash collateral from securities loaned	2.1
Total investments	99.9
Other assets in excess of liabilities	0.1
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Multi Income Bond Fund
Portfolio of investments

June 30, 2023

	Face amount	Value
Asset-backed securities: 2.4%
United States: 2.4%
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class C, 1.480%, due 02/18/26	$250,000	$240,993
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.650%, due 10/15/26	125,000	123,154
Santander Drive Auto Receivables Trust, Series 2020-4, Class D, 1.480%, due 01/15/27	225,000	217,330
Total asset-backed securities (cost $581,526)		581,477
Corporate bonds: 81.9%
Australia: 0.4%
Glencore Funding LLC 4.000%, due 04/16/25[1]	100,000	97,090
Belgium: 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900%, due 02/01/46	165,000	157,706
Brazil: 0.9%
Petrobras Global Finance BV 7.375%, due 01/17/27	200,000	208,016
Canada: 2.3%
NOVA Chemicals Corp. 5.250%, due 06/01/27[1]	250,000	222,330
Rogers Communications, Inc. 5.000%, due 03/15/44	60,000	52,757
Teck Resources Ltd. 3.900%, due 07/15/30	300,000	272,901
		547,988
China: 2.0%
Agile Group Holdings Ltd. 5.750%, due 01/02/25[2]	200,000	60,102
BOC Aviation Ltd. 3.250%, due 04/29/25[2]	250,000	237,877
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26	65,000	62,428
RKPF Overseas 2019 A Ltd. 6.000%, due 09/04/25[2]	200,000	113,746
		474,153
Colombia: 1.3%
Ecopetrol SA 4.125%, due 01/16/25	250,000	239,362
5.375%, due 06/26/26	70,000	66,785
		306,147
Germany: 3.4%
BMW U.S. Capital LLC 2.800%, due 04/11/26[1]	400,000	377,240
	Face amount	Value
Corporate bonds—(continued)
Germany—(concluded)
Volkswagen Group of America Finance LLC 3.950%, due 06/06/25[1]	$250,000	$242,696
4.625%, due 11/13/25[1]	200,000	194,962
		814,898
Ireland: 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.450%, due 04/03/26	300,000	286,432
Avolon Holdings Funding Ltd. 2.875%, due 02/15/25[1]	50,000	46,498
		332,930
Mexico: 0.5%
Petroleos Mexicanos 6.700%, due 02/16/32	150,000	113,843
Qatar: 1.0%
QNB Finance Ltd. 2.750%, due 02/12/27[2]	250,000	230,605
United Kingdom: 3.0%
Barclays PLC 4.836%, due 05/09/28	200,000	184,197
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	104,721
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	191,532
NatWest Group PLC 3.875%, due 09/12/23	250,000	248,575
		729,025
United States: 65.1%
AbbVie, Inc. 4.500%, due 05/14/35	100,000	95,010
AEP Texas, Inc. Series E, 6.650%, due 02/15/33	50,000	53,633
Series G, 4.150%, due 05/01/49	50,000	40,000
Air Lease Corp. 2.875%, due 01/15/26	50,000	46,252
American International Group, Inc. 2.500%, due 06/30/25	33,000	31,080
Apple, Inc. 4.650%, due 02/23/46	100,000	98,654
Arconic Corp. 6.000%, due 05/15/25[1]	250,000	251,988
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.250%, due 04/30/25[1]	200,000	195,619
Asbury Automotive Group, Inc. 4.500%, due 03/01/28	150,000	137,521
AT&T, Inc. 3.800%, due 12/01/57	58,000	41,992

UBS Multi Income Bond Fund
Portfolio of investments

June 30, 2023

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
4.300%, due 02/15/30	$300,000	$284,767
Avantor Funding, Inc. 4.625%, due 07/15/28[1]	275,000	254,904
Bank of America Corp. 4.200%, due 08/26/24	250,000	245,312
6.110%, due 01/29/37	125,000	131,827
Series DD, (fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[3,4]	110,000	109,697
Boyd Gaming Corp. 4.750%, due 12/01/27[5]	200,000	189,496
BP Capital Markets America, Inc. 3.017%, due 01/16/27	50,000	47,043
Bristol-Myers Squibb Co. 3.200%, due 06/15/26	99,000	94,745
4.125%, due 06/15/39	50,000	45,587
Broadcom, Inc. 3.137%, due 11/15/35[1]	300,000	230,113
Capital One Financial Corp. 3.750%, due 07/28/26	300,000	279,383
CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, due 05/01/26[1,5]	75,000	73,127
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.200%, due 03/15/28	350,000	328,114
Citigroup, Inc. 5.500%, due 09/13/25	300,000	298,264
6.675%, due 09/13/43	50,000	53,856
Comcast Corp. 2.887%, due 11/01/51	64,000	42,909
2.937%, due 11/01/56	67,000	43,632
3.969%, due 11/01/47	38,000	31,473
ConocoPhillips Co. 3.758%, due 03/15/42	250,000	210,447
Continental Resources, Inc. 4.375%, due 01/15/28	250,000	234,772
Covanta Holding Corp. 4.875%, due 12/01/29[1]	150,000	129,750
DCP Midstream Operating LP 5.375%, due 07/15/25	250,000	247,500
Dell International LLC/EMC Corp. 5.850%, due 07/15/25	250,000	250,913
Delta Air Lines, Inc. 7.000%, due 05/01/25[1]	300,000	306,388
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	50,000	41,802
DuPont de Nemours, Inc. 4.725%, due 11/15/28	100,000	98,341
Enact Holdings, Inc. 6.500%, due 08/15/25[1]	250,000	245,582
Energy Transfer LP 5.400%, due 10/01/47	50,000	44,069
5.500%, due 06/01/27	50,000	49,729
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
EQT Corp. 3.900%, due 10/01/27	$370,000	$342,072
Exelon Corp. 3.400%, due 04/15/26	250,000	237,527
4.450%, due 04/15/46	50,000	42,460
Expedia Group, Inc. 3.800%, due 02/15/28	250,000	233,768
FedEx Corp. 4.550%, due 04/01/46	50,000	43,137
Ford Motor Credit Co. LLC 4.542%, due 08/01/26	300,000	281,998
Fox Corp. 3.050%, due 04/07/25	25,000	23,919
5.576%, due 01/25/49	25,000	23,407
GE Capital International Funding Co. Unlimited Co. 3.373%, due 11/15/25	200,000	190,628
General Electric Co. Series D, 3 mo. USD LIBOR + 3.330%, 8.882%, due 09/15/23[3,4,5]	45,000	45,000
General Motors Co. 6.125%, due 10/01/25	100,000	100,683
6.600%, due 04/01/36	300,000	308,027
Gilead Sciences, Inc. 3.650%, due 03/01/26	75,000	72,151
4.750%, due 03/01/46	50,000	47,059
GLP Capital LP/GLP Financing II, Inc. 5.250%, due 06/01/25	200,000	195,701
Goldman Sachs Group, Inc. 3.750%, due 02/25/26	200,000	191,964
5.150%, due 05/22/45	30,000	28,010
Harley-Davidson Financial Services, Inc. 3.350%, due 06/08/25[1]	300,000	283,338
HCA, Inc. 5.250%, due 06/15/26	200,000	197,814
Hillenbrand, Inc. 5.750%, due 06/15/25	200,000	198,100
Home Depot, Inc. 2.125%, due 09/15/26	100,000	92,225
International Game Technology PLC 6.500%, due 02/15/25[1]	214,000	214,000
JPMorgan Chase & Co. 3.875%, due 09/10/24	350,000	341,702
(fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29[3]	150,000	138,657
Series S, (fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[4]	100,000	100,260
Kinder Morgan, Inc. 4.300%, due 03/01/28	350,000	334,510
5.550%, due 06/01/45	40,000	36,851
Kroger Co. 6.900%, due 04/15/38	25,000	27,654

UBS Multi Income Bond Fund
Portfolio of investments

June 30, 2023

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Level 3 Financing, Inc. 10.500%, due 05/15/30[1,5]	$184,000	$186,692
Liberty Mutual Group, Inc. 4.569%, due 02/01/29[1]	155,000	146,175
LYB International Finance BV 4.875%, due 03/15/44	50,000	43,952
Marathon Petroleum Corp. 4.750%, due 09/15/44	70,000	58,545
Masco Corp. 1.500%, due 02/15/28	400,000	340,553
McDonald's Corp. 4.875%, due 12/09/45	75,000	71,724
MetLife, Inc. 6.400%, due 12/15/66	110,000	109,785
Microsoft Corp. 2.525%, due 06/01/50	100,000	69,174
Morgan Stanley 4.300%, due 01/27/45	50,000	43,740
4.350%, due 09/08/26	140,000	135,204
Series M, 3 mo. USD LIBOR + 4.440%, 5.875%, due 09/15/26[3,4]	105,000	99,200
MPLX LP 4.875%, due 06/01/25	70,000	68,683
Newell Brands, Inc. 4.875%, due 06/01/25	200,000	192,910
Newmark Group, Inc. 6.125%, due 11/15/23	150,000	148,500
Olin Corp. 5.125%, due 09/15/27	200,000	190,726
OneMain Finance Corp. 6.875%, due 03/15/25	200,000	198,026
Oracle Corp. 2.800%, due 04/01/27	300,000	275,739
4.000%, due 11/15/47	50,000	38,494
QUALCOMM, Inc. 3.250%, due 05/20/27	60,000	56,815
Quanta Services, Inc. 0.950%, due 10/01/24	400,000	375,865
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. 2.875%, due 10/15/26[1]	300,000	265,500
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	400,000	393,715
Seagate HDD Cayman 5.750%, due 12/01/34	80,000	70,956
Sirius XM Radio, Inc. 3.125%, due 09/01/26[1]	250,000	223,812
Southwest Airlines Co. 3.000%, due 11/15/26	200,000	183,741
Sprint LLC 7.125%, due 06/15/24	250,000	252,236
	Face amount	Value
Corporate bonds—(concluded)
United States—(concluded)
Toll Brothers Finance Corp. 4.875%, due 03/15/27	$250,000	$242,067
Union Pacific Corp. 4.050%, due 11/15/45	40,000	33,507
United Rentals North America, Inc. 5.500%, due 05/15/27	300,000	295,255
Verizon Communications, Inc. 4.329%, due 09/21/28	400,000	385,602
Walt Disney Co. 4.950%, due 10/15/45	50,000	48,234
WESCO Distribution, Inc. 7.125%, due 06/15/25[1]	250,000	252,634
Yale University Series 2020, 1.482%, due 04/15/30	100,000	82,726
		15,588,400
Total corporate bonds (cost $20,733,177)		19,600,801
Mortgage-backed securities: 5.1%
United States: 5.1%
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3, Class B, 2.511%, due 10/15/54[1]	150,000	110,778
BBCMS Trust, Series 2015-SRCH, Class B, 4.498%, due 08/10/35[1]	135,000	118,831
BX Mortgage Trust, Series 2021-PAC, Class D, 1 mo. USD LIBOR + 1.298%, 6.492%, due 10/15/36[1,3]	175,000	165,834
BX Trust, Series 2021-LGCY, Class D, 1 mo. USD LIBOR + 1.302%, 6.495%, due 10/15/36[1,3]	400,000	380,179
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250%, 7.444%, due 07/15/38[1,3]	337,308	327,784
FREMF Mortgage Trust, Series 2017-K64, Class B, 4.134%, due 05/25/50[1,3]	50,000	46,821
SLG Office Trust, Series 2021-OVA, Class C, 2.851%, due 07/15/41[1]	100,000	76,421
Starwood Retail Property Trust, Series 2014-STAR, Class C, 1 mo. USD LIBOR + 2.750%, 7.944%, due 11/15/27[1,3]	125,000	312
Total mortgage-backed securities (cost $1,481,664)		1,226,960

UBS Multi Income Bond Fund
Portfolio of investments

June 30, 2023

	Face amount	Value
Municipal bonds: 1.9%
New York: 0.9%
New York State Dormitory Authority, State of New York Personal Income Tax Revenue, Refunding, Revenue Bonds, Series F, 2.657%, due 02/15/28	$150,000	$136,349
New York State Urban Development Corp., Personal Income Tax, Refunding, Revenue Bonds, Series D-1, 3.150%, due 03/15/27	70,000	65,854
Texas: 0.7%
City of Houston TX, Refunding, GO Bonds, Series A, 6.290%, due 03/01/32	50,000	52,749
City of San Antonio TX Electric & Gas Systems, Revenue Bonds 5.808%, due 02/01/41	105,000	114,444
Washington: 0.3%
State of Washington, GO Bonds 5.140%, due 08/01/40	70,000	71,200
Total municipal bonds (cost $457,909)		440,596
Non-U.S. government agency obligations: 3.5%
Colombia: 0.7%
Colombia Government International Bonds 8.125%, due 05/21/24	155,000	157,954
Indonesia: 0.5%
Indonesia Government International Bonds 6.625%, due 02/17/37[1]	100,000	113,850
Mexico: 0.5%
Mexico Government International Bonds 4.750%, due 03/08/44	150,000	128,583
	Face amount	Value
Non-U.S. government agency obligations—(concluded)
Panama: 0.1%
Panama Government International Bonds 3.870%, due 07/23/60	$50,000	$32,937
Peru: 0.9%
Peruvian Government International Bonds 7.350%, due 07/21/25	200,000	207,242
Poland: 0.4%
Republic of Poland Government International Bonds 5.750%, due 11/16/32	100,000	104,671
Turkey: 0.4%
Turkey Government International Bonds 6.875%, due 03/17/36	100,000	84,323
Total non-U.S. government agency obligations (cost $905,237)		829,560
	Number of shares
Short-term investments: 3.0%
Investment companies: 3.0%
State Street Institutional U.S. Government Money Market Fund, 5.028%[6] (cost $723,233)	723,233	723,233
Investment of cash collateral from securities loaned: 2.1%
Money market funds: 2.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.060%[6] (cost $508,813)	508,813	508,813
Total investments: 99.9% (cost $25,391,559)		23,911,440

Other assets in excess of liabilities: 0.1%	26,668
Net assets: 100.0%	$23,938,108

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
5	USD	U.S. Treasury Note 10 Year Futures	September 2023	$565,100	$561,328	$(3,772)
15	USD	Ultra U.S. Treasury Note 10 Year Futures	September 2023	1,782,364	1,776,562	(5,802)
Total				$2,347,464	$2,337,890	$(9,574)

UBS Multi Income Bond Fund
Portfolio of investments

June 30, 2023

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
10	EUR	Euro Bund Futures	September 2023	$(1,458,216)	$(1,459,371)	$(1,155)
1	JPY	Japan Government Bond 10 Year Futures	September 2023	(1,025,258)	(1,029,488)	(4,230)
U.S. Treasury futures sell contracts:
11	USD	U.S. Treasury Note 2 Year Futures	September 2023	(2,257,352)	(2,236,781)	20,571
Total				$(4,740,826)	$(4,725,640)	$15,186
Net unrealized appreciation (depreciation)						$5,612

Centrally cleared credit default swap agreements on credit indices—buy protection7

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[8]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)[8]
CDX.NA.IG.S40	USD	2,500	06/20/28	Quarterly	1.000%	$18,615	$(38,031)	$(19,416)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the portfolio[8]	Payments received by the portfolio[8]	Value	Unrealized appreciation (depreciation)
NZD	1,000	06/15/33	Quarterly	3 Month ZDBB	4.456%	$(2,819)	$(2,819)
NZD	1,000	06/16/33	Quarterly	3 Month ZDBB	4.490	(1,123)	(1,123)
NZD	500	06/21/33	Quarterly	3 Month ZDBB	4.425	(2,104)	(2,104)
	Total					$(6,046)	$(6,046)

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payment made by the Portfolio	Payments received by the Portfolio[8]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
GS	USD	4	09/25/23	Quarterly	3 Month USD LIBOR	Markit iBoxx USD Liquid High Yield Index	$—	$54,722	$54,722

UBS Multi Income Bond Fund
Portfolio of investments

June 30, 2023

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	EUR	25,000	USD	27,116	07/20/23	$(184)
BB	USD	202,322	BRL	990,000	07/20/23	3,881
BB	USD	120,666	CLP	98,000,000	07/20/23	1,334
BOA	EUR	20,000	USD	21,849	07/20/23	9
CITI	AUD	115,000	USD	78,432	07/20/23	1,792
CITI	USD	72,445	MXN	1,250,000	07/20/23	372
Net unrealized appreciation (depreciation)						$7,204

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Asset-backed securities	$—	$581,477	$—	$581,477
Corporate bonds	—	19,600,801	—	19,600,801
Mortgage-backed securities	—	1,226,960	—	1,226,960
Non-U.S. government agency obligations	—	829,560	—	829,560
Municipal bonds	—	440,596	—	440,596
Short-term investments	—	723,233	—	723,233
Investment of cash collateral from securities loaned	—	508,813	—	508,813
Futures contracts	20,571	—	—	20,571
Swap agreements	—	54,722	—	54,722
Forward foreign currency contracts	—	7,388	—	7,388
Total	$20,571	$23,973,550	$—	$23,994,121
Liabilities
Futures contracts	$(14,959)	$—	$—	$(14,959)
Swap agreements	—	(44,077)	—	(44,077)
Forward foreign currency contracts	—	(184)	—	(184)
Total	$(14,959)	$(44,261)	$—	$(59,220)

At June 30, 2023, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $5,781,248, represented 24.2% of the Fund's net assets at period end.

UBS Multi Income Bond Fund
Portfolio of investments

June 30, 2023

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Floating or variable rate securities. The rates disclosed are as of June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

4  Perpetual investment. Date shown reflects the next call date.

5  Security, or portion thereof, was on loan at the period end.

6  Rates shown reflect yield at June 30, 2023.

7  If the Fund's is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund's will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

8  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

The UBS Funds

Glossary of terms used in the Portfolio of investments
June 30, 2023 (unaudited)

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AID  Anticipation Certificates of Indebtedness

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BAM  Build Americal Mutual

BBSW  Bank Bill Swap Rate

BOBL  Bundesobligationen

CDO  Collateralized Debt Obligation

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

COP  Certificate of Participation

CPI  Consumer Price Index

DAC  Designated Activity Company

DIP  Debtor-in-possession

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GO  General Obligation

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

OBFR  Overnight Bank Funding Rate

OTC  Over The Counter

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

RBA IOCR  RBA Interbank Overnight Cash Rate

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SARL

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Index Average

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage-Backed Securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL   Brazilian Real

CAD  Canadian Dollar

CHF   Swiss Franc

CLP  Chilean Peso

CNH  Chinese Yuan Renminbi Offshore

CNY   Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD   Taiwan Dollar

USD   United States Dollar

ZAR   South African Rand

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

NAT  National Westminster

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

The UBS Funds

June 30, 2023 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 31, 2023 to June 30, 2023 (unless otherwise noted).

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The UBS Funds

June 30, 2023

		Beginning account value January 1, 2023	Ending account value June 30, 2023	Expenses paid during period 01/01/23 to 06/30/23*	Expense ratio during the period
UBS All China Equity Fund
Class P	Actual	$1,000.00	$922.50	$8.58	1.80%
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.87	9.00	1.80
Class P2	Actual	1,000.00	926.00	4.78	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
UBS Dynamic Alpha Fund
Class A	Actual	1,000.00	1,023.90	7.33	1.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.55	7.30	1.46
Class P	Actual	1,000.00	1,025.00	6.08	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.79	6.06	1.21
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,045.30	6.14	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.79	6.06	1.21
Class P	Actual	1,000.00	1,046.70	4.87	0.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.03	4.81	0.96
UBS Emerging Markets Equity Opportunity Fund
Class P	Actual	1,000.00	1,033.60	5.24	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	5.21	1.04
Class P2	Actual	1,000.00	1,037.90	1.11	0.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.70	1.10	0.22
UBS Engage For Impact Fund
Class P	Actual	1,000.00	1,079.40	4.59	0.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.38	4.46	0.89
Class P2	Actual	1,000.00	1,083.20	1.55	0.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.31	1.51	0.30
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	1,114.00	6.66	1.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.36	1.27
Class P	Actual	1,000.00	1,115.20	5.35	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.74	5.11	1.02
Class P2	Actual	1,000.00	1,119.30	1.42	0.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.46	1.35	0.27

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

The UBS Funds

June 30, 2023

		Beginning account value January 1, 2023	Ending account value June 30, 2023	Expenses paid during period 01/01/23 to 06/30/23*	Expense ratio during the period
UBS US Dividend Ruler Fund
Class P	Actual	$1,000.00	$1,073.20	$2.67	0.52%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.22	2.61	0.52
Class P2[1]	Actual	1,000.00	1,103.30	0.55	0.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.90	0.90	0.18
UBS US Quality Growth At Reasonable Price Fund
Class P	Actual	1,000.00	1,207.40	2.79	0.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.27	2.56	0.51
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,093.20	6.54	1.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	6.31	1.26
Class P	Actual	1,000.00	1,094.30	5.24	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
UBS Sustainable Development Bank Bond Fund
Class P	Actual	1,000.00	1,014.10	1.40	0.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.41	1.40	0.28
Class P2	Actual	1,000.00	1,014.80	0.90	0.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.90	0.90	0.18
UBS Multi Income Bond Fund
Class A	Actual	1,000.00	1,025.00	5.02	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
Class P	Actual	1,000.00	1,026.20	3.72	0.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	3.71	0.74

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

1  The Class commenced operations on March 15, 2023. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 107 divided by 365 (to reflect the actual days in the period) for the actual example and 181 divided by 365 (to reflect the one-half year period) for the hypothetical example.

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2023

	UBS All China Equity Fund	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Assets:
Investments, at cost
Unaffiliated issuers	$4,259,444	$28,719,963	$113,282,343
Affiliated issuers	—	—	56,574,784
Foreign currency	27,064	637,590	659,412
Investments, at value
Unaffiliated issuers[1]	$3,137,452	$19,747,231	$117,848,634
Affiliated issuers	—	—	52,004,045
Foreign currency	27,027	630,465	657,174
Cash	—	—	256,621
Cash collateral on futures	—	485,021	3,698,356
Cash collateral on swap agreements	—	253,527	805,848
Cash collateral on forward foreign currency contracts	—	30,000	—
Due from broker	—	555,553	306,971
Receivable for investments sold	—	—	113,914
Receivable for fund shares sold	—	260	5
Receivable for interest and dividends	11,660	84,104	401,667
Receivable for foreign tax reclaims	—	—	128,814
Receivable from affiliate	11,141	2,402	—
Receivable for variation margin on futures contracts	—	46,409	853,686
Receivable for variation margin on centrally cleared swap agreements	—	76,310	383,802
Unrealized appreciation on forward foreign currency contracts	—	122,267	1,322,098
Other assets	12,633	17,712	29,578
Total assets	3,199,913	22,051,261	178,811,213
Liabilities:
Due to broker	—	—	715,553
Payable for cash collateral from securities loaned	—	13,685	1,711,343
Payable for investments purchased	—	—	3,085,842
Payable for fund shares redeemed	—	140,648	245,902
Payable to affiliate	—	—	84,957
Payable to Trustees	5,557	6,296	11,665
Payable to custodian	3,282	16,701	26,184
Payable for foreign withholding taxes and foreign capital gains taxes	570	—	427
OTC swap agreements, at value	—	—	50,781
Unrealized depreciation on forward foreign currency contracts	—	201,896	868,886
Accrued expenses and other liabilities	99,506	139,971	174,105
Total liabilities	108,915	519,197	6,975,645
Net assets	$3,090,998	$21,532,064	$171,835,568

1  Includes $44,298; $13,396 and $ 2,234,862, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2023 (continued)

	UBS All China Equity Fund	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Net assets consist of:
Beneficial interest	$4,506,202	$68,275,429	$180,675,803
Distributable earnings (accumulated losses)	(1,415,204)	(46,743,365)	(8,840,235)
Net assets	$3,090,998	$21,532,064	$171,835,568
Class A
Net assets	$—	$13,483,670	$132,855,092
Shares outstanding	—	2,421,484	12,794,363
Net asset value and redemption proceeds per share	$—	$5.57	$10.38
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$5.89	$10.98
Class P
Net assets	$875,407	$8,048,394	$38,980,476
Shares outstanding	179,400	1,400,795	3,624,593
Net asset value, offering price and redemption value per share	$4.88	$5.75	$10.75
Class P2
Net assets	$2,215,591	$—	$—
Shares outstanding	453,914	—	—
Net asset value and offering price per share[2]	$4.88	$—	$—

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2023 (continued)

	UBS Emerging Markets Equity Opportunity Fund	UBS Engage For Impact Fund	UBS International Sustainable Equity Fund
Assets:
Investments, at cost
Unaffiliated issuers	$526,323,942	$50,425,557	$167,820,480
Foreign currency	6,047,347	419,180	324,742
Investments, at value
Unaffiliated issuers[1]	$441,587,863	$51,206,461	$161,623,524
Foreign currency	5,975,481	418,238	323,401
Cash	694,728	—	—
Receivable for investments sold	1,633,401	—	—
Receivable for fund shares sold	143,589	2,014	44,618
Receivable for interest and dividends	3,534,314	25,170	311,592
Receivable for foreign tax reclaims	37,812	57,688	692,055
Receivable from affiliate	—	13,664	—
Other assets	44,429	19,764	37,054
Total assets	453,651,617	51,742,999	163,032,244
Liabilities:
Payable for cash collateral from securities loaned	—	857,074	5,772,448
Payable for investments purchased	1,946,101	—	—
Payable for fund shares redeemed	163,930	23,303	190,141
Payable to affiliate	148,218	—	67,752
Payable to Trustees	23,883	7,172	11,479
Payable to custodian	172,957	5,185	29,878
Payable for foreign withholding taxes and foreign capital gains taxes	990,256	1,025	34,951
Accrued expenses and other liabilities	130,541	96,872	159,961
Total liabilities	3,575,886	990,631	6,266,610
Net assets	$450,075,731	$50,752,368	$156,765,634
Net assets consist of:
Beneficial interest	649,730,913	51,598,572	178,895,900
Distributable earnings (accumulated losses)	(199,655,182)	(846,204)	(22,130,266)
Net assets	$450,075,731	$50,752,368	$156,765,634

1  Includes $0; $3,274,215 and $10,703,574, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2023 (continued)

	UBS Emerging Markets Equity Opportunity Fund	UBS Engage For Impact Fund	UBS International Sustainable Equity Fund
Class A
Net assets	$—	$—	$4,103,011
Shares outstanding	—	—	441,938
Net asset value and redemption proceeds per share	$—	$—	$9.28
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$—	$9.82
Class P
Net assets	$103,167,780	$5,776,292	$107,863,009
Shares outstanding	13,973,668	517,960	11,609,892
Net asset value, offering price and redemption value per share	$7.38	$11.15	$9.29
Class P2
Net assets	$346,907,951	$44,976,076	$44,799,614
Shares outstanding	46,884,844	4,019,709	4,822,980
Net asset value and offering price per share[2]	$7.40	$11.19	$9.29

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2023 (continued)

	UBS US Dividend Ruler Fund	UBS US Quality Growth At Reasonable Price Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost
Unaffiliated issuers	$140,667,220	$171,921,131	$121,290,404
Investments, at value
Unaffiliated issuers[1]	$152,081,918	$186,487,653	$128,261,038
Receivable for investments sold	—	—	2,072,197
Receivable for fund shares sold	332,978	491,803	51,696
Receivable for interest and dividends	89,645	114,870	85,353
Receivable from affiliate	21,111	—	—
Other assets	41,780	25,228	21,077
Total assets	152,567,432	187,119,554	130,491,361
Liabilities:
Payable for cash collateral from securities loaned	—	—	1,345,048
Payable for investments purchased	—	—	1,508,260
Payable for fund shares redeemed	392,971	371,833	680,844
Payable to affiliate	—	73,619	74,006
Payable to Trustees	9,927	11,410	9,938
Payable to custodian	3,413	2,766	1,643,494
Accrued expenses and other liabilities	104,633	115,785	136,816
Total liabilities	510,944	575,413	5,398,406
Net assets	$152,056,488	$186,544,141	$125,092,955
Net assets consist of:
Beneficial interest	137,536,009	177,982,532	125,117,498
Distributable earnings (accumulated losses)	14,520,479	8,561,609	(24,543)
Net assets	$152,056,488	$186,544,141	$125,092,955
Class A
Net assets	$—	$—	$15,275,575
Shares outstanding	—	—	971,844
Net asset value and redemption proceeds per share	$—	$—	$15.72
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$—	$16.63
Class P
Net assets	$137,806,363	$186,544,141	$109,817,380
Shares outstanding	10,328,385	14,630,859	5,771,954
Net asset value, offering price and redemption value per share	$13.34	$12.75	$19.03
Class P2
Net assets	$14,250,125	$—	$—
Shares outstanding	1,067,195	—	—
Net asset value and offering price per share[2]	$13.35	$—	$—

1  Includes $0; $0 and $2,317,958, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2023 (continued)

	UBS Sustainable Development Bank Bond Fund	UBS Multi Income Bond Fund
Assets:
Investments, at cost
Unaffiliated issuers	$97,294,095	$25,391,559
Foreign currency	—	70,247
Investments, at value
Unaffiliated issuers[1]	$89,410,179	$23,911,440
Foreign currency	—	69,358
Cash collateral on futures	—	120,376
Cash collateral on swap agreements	—	116,449
Due from broker	—	11,191
Receivable for investments sold	1,337,797	—
Receivable for fund shares sold	3,364	—
Receivable for interest and dividends	498,213	280,012
Receivable from affiliate	14,569	—
Receivable for variation margin on futures contracts	—	5,673
Receivable for variation margin on centrally cleared swap agreements	—	7,150
OTC swap agreements, at value	—	54,722
Unrealized appreciation on forward foreign currency contracts	—	7,388
Other assets	17,820	36,556
Total assets	91,281,942	24,620,315
Liabilities:
Due to broker	—	3,100
Payable for cash collateral from securities loaned	3,415,400	508,813
Payable for investments purchased	1,631,416	—
Payable for fund shares redeemed	143,530	547
Payable to affiliate	—	60,378
Payable to Trustees	8,215	6,348
Payable to custodian	2,512	4,943
Unrealized depreciation on forward foreign currency contracts	—	184
Accrued expenses and other liabilities	85,058	97,894
Total liabilities	5,286,131	682,207
Net assets	$85,995,811	$23,938,108
Net assets consist of:
Beneficial interest	96,952,871	30,050,794
Distributable earnings (accumulated losses)	(10,957,060)	(6,112,686)
Net assets	$85,995,811	$23,938,108

1  Includes $3,345,113 and $500,775, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2023 (concluded)

	UBS Sustainable Development Bank Bond Fund	UBS Multi Income Bond Fund
Class A
Net assets	$—	$500,751
Shares outstanding	—	37,422
Net asset value and redemption proceeds per share	$—	$13.38
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$13.90
Class P
Net assets	$14,937,217	$23,437,357
Shares outstanding	1,609,179	1,750,508
Net asset value, offering price and redemption value per share	$9.28	$13.39
Class P2
Net assets	$71,058,594	$—
Shares outstanding	7,662,570	—
Net asset value and offering price per share[2]	$9.27	$—

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the year ended June 30, 2023

	UBS All China Equity Fund	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Investment income:
Unaffiliated dividends	$96,764	$44,844	$1,350,844
Affiliated dividends	—	—	1,474,182
Interest	3,679	517,588	2,268,247
Securities lending	759	9,475	8,010
Foreign tax withheld	(4,533)	—	(43,176)
Total income	96,669	571,907	5,058,107
Expenses:
Investment advisory and administration fees	30,609	224,275	1,571,829
Service fees—Class A	—	37,135	345,989
Transfer agency and related services fees—Class A	—	16,931	98,066
Transfer agency and related services fees—Class P	8,987	12,075	18,371
Transfer agency and related services fees—Class P2	20	—	—
Custody and fund accounting fees	10,516	54,935	72,421
Trustees fees	22,401	25,350	46,983
Professional services fees	168,290	200,375	194,939
Printing and shareholder report fees	5,534	23,421	61,527
Federal and state registration fees	22,164	31,475	35,169
Insurance expense	148	2,082	15,587
Interest expense	—	285	—
Other expenses	55,563	57,416	78,580
Total expenses	324,232	685,755	2,539,461
Fee waivers and/or expense reimbursements by Advisor*	(295,089)	(369,920)	(475,206)
Net expenses	29,143	315,835	2,064,255
Net investment income (loss)	67,526	256,072	2,993,852
Net realized gain (loss) on:
Investments in unaffiliated issuers	(138,040)	(323,876)	6,320,627
Investments in affiliated issuers	—	—	(3,709,886)
Options and swaptions written	—	(21,094)	—
Futures contracts	—	(184,287)	(8,143,118)
Swap agreements	—	109,788	(2,236,164)
Forward foreign currency contracts	—	172,317	481,767
Foreign currency transactions	(336)	(74,631)	(192,460)
Net realized gain (loss)	(138,376)	(321,783)	(7,479,234)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(788,706)	523,307	3,627,305
Investments in affiliated issuers	—	—	3,589,959
Futures contracts	—	184,256	1,525,968
Swap agreements	—	106,333	1,048,708
Forward foreign currency contracts	—	(28,296)	886,287
Translation of other assets and liabilities denominated in foreign currency	(42)	12,825	363,771
Net change in unrealized appreciation (depreciation)	(788,748)	798,425	11,041,998
Net realized and unrealized gain (loss) from investment activities	(927,124)	476,642	3,562,764
Net increase (decrease) in net assets resulting from operations	$(859,598)	$732,714	$6,556,616

*  Refer to note Investment advisory fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the year ended June 30, 2023 (continued)

	UBS Emerging Markets Equity Opportunity Fund	UBS Engage for Impact Fund	UBS International Sustainable Equity Fund
Investment income:
Unaffiliated dividends	$18,407,725	$894,526	$3,931,130
Interest	589,940	33,352	53,364
Securities lending	6,666	18,045	50,955
Foreign tax withheld	(1,692,558)	(62,593)	(460,636)
Total income	17,311,773	883,330	3,574,813
Expenses:
Investment advisory and administration fees	4,917,996	410,741	1,548,625
Service fees—Class A	—	—	10,289
Transfer agency and related services fees—Class A	—	—	3,804
Transfer agency and related services fees—Class P	22,393	3,300	160,586
Transfer agency and related services fees—Class P2	36,259	27,014	28,694
Custody and fund accounting fees	448,906	16,532	67,742
Trustees fees	95,676	28,768	45,315
Professional services fees	180,981	165,777	167,588
Printing and shareholder report fees	40,701	21,087	31,590
Federal and state registration fees	43,139	37,308	55,145
Insurance expense	49,455	3,779	19,701
Interest expense	68,027	761	4,977
Other expenses	85,689	60,788	88,840
Total expenses	5,989,222	775,855	2,232,896
Fee waivers and/or expense reimbursements by Advisor*	(4,021,181)	(595,091)	(751,214)
Net expenses	1,968,041	180,764	1,481,682
Net investment income (loss)	15,343,732	702,566	2,093,131
Net realized gain (loss) on:
Investments in unaffiliated issuers (including foreign capital gain tax expense of $822,074; $0, and $0, respectively)	(106,298,321)	(2,024,573)	(12,503,642)
Forward foreign currency contracts	—	45	1,410
Foreign currency transactions	(847,151)	(22,722)	(59,204)
Net realized gain (loss)	(107,145,472)	(2,047,250)	(12,561,436)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of change in deferred foreign capital gain taxes of $443,376; $0 and $0, respectively)	82,557,590	7,571,108	36,286,797
Translation of other assets and liabilities denominated in foreign currency	(1,448)	2,525	61,784
Net change in unrealized appreciation (depreciation)	82,556,142	7,573,633	36,348,581
Net realized and unrealized gain (loss) from investment activities	(24,589,330)	5,526,383	23,787,145
Net increase (decrease) in net assets resulting from operations	$(9,245,598)	$6,228,949	$25,880,276

*  Refer to note Investment advisory fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the year ended June 30, 2023 (continued)

	UBS US Dividend Ruler Fund	UBS US Quality Growth At Reasonable Price Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Unaffiliated dividends	$3,172,883	$1,726,757	$897,028
Interest	102,372	124,783	173,270
Securities lending	338	79	10,536
Foreign tax withheld	—	—	—
Total income	3,275,593	1,851,619	1,080,834
Expenses:
Investment advisory and administration fees	759,187	1,013,356	1,207,910
Service fees—Class A	—	—	42,059
Transfer agency and related services fees—Class A	—	—	18,504
Transfer agency and related services fees—Class P	72,708	109,895	129,474
Transfer agency and related services fees—Class P2	2,337	—	—
Custody and fund accounting fees	19,351	22,111	17,950
Trustees fees	40,179	45,956	39,582
Professional services fees	205,874	146,607	142,219
Printing and shareholder report fees	62,792	53,334	60,171
Federal and state registration fees	31,409	28,913	32,998
Insurance expense	8,540	12,183	12,031
Interest expense	—	1,369	—
Other expenses	45,552	54,072	45,758
Total expenses	1,247,929	1,487,796	1,748,656
Fee waivers and/or expense reimbursements by Advisor*	(587,719)	(593,538)	(402,097)
Net expenses	660,210	894,258	1,346,559
Net investment income (loss)	2,615,383	957,361	(265,725)
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,093,427	(4,619,323)	(5,136,507)
Net realized gain (loss)	1,093,427	(4,619,323)	(5,136,507)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	15,813,243	37,202,941	22,510,208
Net change in unrealized appreciation (depreciation)	15,813,243	37,202,941	22,510,208
Net realized and unrealized gain (loss) from investment activities	16,906,670	32,583,618	17,373,701
Net increase (decrease) in net assets resulting from operations	$19,522,053	$33,540,979	$17,107,976

*  Refer to note Investment advisory fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the year ended June 30, 2023 (concluded)

	UBS Sustainable Development Bank Bond Fund	UBS Multi Income Bond Fund
Investment income:
Interest	$1,579,070	$1,280,676
Securities lending	12,420	1,844
Total income	1,591,490	1,282,520
Expenses:
Investment advisory and administration fees	178,665	147,921
Service fees—Class A	—	1,346
Transfer agency and related services fees—Class A	—	237
Transfer agency and related services fees—Class P	4,473	26,924
Transfer agency and related services fees—Class P2	28,767	—
Custody and fund accounting fees	13,660	15,581
Trustees fees	33,024	25,513
Professional services fees	151,560	161,822
Printing and shareholder report fees	25,203	51,601
Federal and state registration fees	34,301	47,082
Insurance expense	5,825	2,262
Other expenses	53,571	45,079
Total expenses	529,049	525,368
Fee waivers and/or expense reimbursements by Advisor*	(388,351)	(358,305)
Net expenses	140,698	167,063
Net investment income (loss)	1,450,792	1,115,457
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,528,138)	(552,095)
Options and swaptions written	—	65,776
Futures contracts	—	309,859
Swap agreements	—	(42,059)
Forward foreign currency contracts	—	(5,761)
Foreign currency transactions	—	(702)
Net realized gain (loss)	(1,528,138)	(224,982)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,285,627)	102,525
Futures contracts	—	103,123
Swap agreements	—	29,260
Forward foreign currency contracts	—	7,204
Translation of other assets and liabilities denominated in foreign currency	—	(1,000)
Net change in unrealized appreciation (depreciation)	(1,285,627)	241,112
Net realized and unrealized gain (loss) from investment activities	(2,813,765)	16,130
Net increase (decrease) in net assets resulting from operations	$(1,362,973)	$1,131,587

*  Refer to note Investment advisory fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets

	UBS All China Equity Fund		UBS Dynamic Alpha Fund
	For the years ended June 30,		For the years ended June 30,
	2023	2022	2023	2022
From operations:
Net investment income (loss)	$67,526	$27,051	$256,072	$37,139
Net realized gain (loss)	(138,376)	(85,034)	(321,783)	1,360,965
Net change in unrealized appreciation (depreciation)	(788,748)	(199,484)	798,425	(3,137,818)
Net increase (decrease) in net assets resulting from operations	(859,598)	(257,467)	732,714	(1,739,714)
Total distributions—Class A	—	—	(927,527)	(1,987,394)
Total distributions—Class P	(9,183)	(10,340)	(581,464)	(1,304,338)
Total distributions—Class P2	(45,620)	—	—	—
Total distributions	(54,803)	(10,340)	(1,508,991)	(3,291,732)
From beneficial interest transactions:
Proceeds from shares sold	—	4,255,000	1,267,719	1,925,223
Cost of shares redeemed	(370,000)	(1,430,000)	(7,708,554)	(6,532,257)
Shares issued on reinvestment of dividends and distributions	51,202	—	1,368,433	2,946,277
Net increase (decrease) in net assets from beneficial interest transactions	(318,798)	2,825,000	(5,072,402)	(1,660,757)
Net increase (decrease) in net assets	(1,233,199)	2,557,193	(5,848,679)	(6,692,203)
Net assets:
Beginning of year	4,324,197	1,767,004	27,380,743	34,072,946
End of year	$3,090,998	$4,324,197	$21,532,064	$27,380,743

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (continued)

	UBS Global Allocation Fund		UBS Emerging Markets Equity Opportunity Fund
	For the years ended June 30,		For the years ended June 30,
	2023	2022	2023	2022
From operations:
Net investment income (loss)	$2,993,852	$2,027,084	$15,343,732	$21,316,190
Net realized gain (loss)	(7,479,234)	8,068,873	(107,145,472)	8,271,828
Net change in unrealized appreciation (depreciation)	11,041,998	(41,564,505)	82,556,142	(321,943,724)
Net increase (decrease) in net assets resulting from operations	6,556,616	(31,468,548)	(9,245,598)	(292,355,706)
Total distributions—Class A	(6,280,248)	(30,550,894)	—	—
Total distributions—Class P	(1,825,896)	(8,853,140)	(2,089,531)	(21,255,044)
Total distributions—Class P2	—	—	(14,412,684)	(57,727,189)
Total distributions	(8,106,144)	(39,404,034)	(16,502,215)	(78,982,233)
From beneficial interest transactions:
Proceeds from shares sold	1,501,047	1,953,100	278,307,307	310,594,064
Cost of shares redeemed	(26,521,495)	(25,414,029)	(389,845,793)	(463,631,845)
Shares issued on reinvestment of dividends and distributions	7,496,051	36,087,640	9,740,921	65,976,764
Net increase (decrease) in net assets from beneficial interest transactions	(17,524,397)	12,626,711	(101,797,565)	(87,061,017)
Net increase (decrease) in net assets	(19,073,925)	(58,245,871)	(127,545,378)	(458,398,956)
Net assets:
Beginning of year	190,909,493	249,155,364	577,621,109	1,036,020,065
End of year	$171,835,568	$190,909,493	$450,075,731	$577,621,109

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (continued)

	UBS Engage For Impact Fund		UBS International Sustainable Equity Fund
	For the years ended June 30,		For the years ended June 30,
	2023	2022	2023	2022
From operations:
Net investment income (loss)	$702,566	$837,356	$2,093,131	$2,925,998
Net realized gain (loss)	(2,047,250)	1,072,502	(12,561,436)	36,260,509
Net change in unrealized appreciation (depreciation)	7,573,633	(14,331,491)	36,348,581	(98,820,788)
Net increase (decrease) in net assets resulting from operations	6,228,949	(12,421,633)	25,880,276	(59,634,281)
Total distributions—Class A	—	—	(478,922)	(730,948)
Total distributions—Class P	(73,680)	(942,904)	(17,852,715)	(30,035,006)
Total distributions—Class P2	(580,604)	(5,632,936)	(5,506,792)	(4,530,273)
Total distributions	(654,284)	(6,575,840)	(23,838,429)	(35,296,227)
From beneficial interest transactions:
Proceeds from shares sold	11,877,913	20,155,900	37,940,925	140,515,070
Cost of shares redeemed	(13,607,295)	(11,354,056)	(113,699,099)	(300,448,590)
Shares issued on reinvestment of dividends and distributions	588,987	6,005,611	21,042,606	32,668,089
Net increase (decrease) in net assets from beneficial interest transactions	(1,140,395)	14,807,455	(54,715,568)	(127,265,431)
Net increase (decrease) in net assets	4,434,270	(4,190,018)	(52,673,721)	(222,195,939)
Net assets:
Beginning of year	46,318,098	50,508,116	209,439,355	431,635,294
End of year	$50,752,368	$46,318,098	$156,765,634	$209,439,355
See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (continued)

	UBS US Dividend Ruler Fund		UBS US Quality Growth At Reasonable Price Fund
	For the years ended June 30,		For the years ended June 30,
	2023	2022	2023	2022
From operations:
Net investment income (loss)	$2,615,383	$1,963,818	$957,361	$461,267
Net realized gain (loss)	1,093,427	2,252,143	(4,619,323)	1,074,362
Net change in unrealized appreciation (depreciation)	15,813,243	(12,377,406)	37,202,941	(37,564,158)
Net increase (decrease) in net assets resulting from operations	19,522,053	(8,161,445)	33,540,979	(36,028,529)
Total distributions—Class A	—	—	—	—
Total distributions—Class P	(3,137,305)	(3,293,706)	(1,657,283)	(4,820,744)
Total distributions—Class P2	—	—	—	—
Total distributions	(3,137,305)	(3,293,706)	(1,657,283)	(4,820,744)
From beneficial interest transactions:
Proceeds from shares sold	53,593,182	71,850,798	64,709,673	138,717,101
Cost of shares redeemed	(39,594,074)	(26,430,377)	(78,567,798)	(51,795,876)
Shares issued on reinvestment of dividends and distributions	2,843,290	2,883,002	1,539,152	4,369,581
Net increase (decrease) in net assets from beneficial interest transactions	16,842,398	48,303,423	(12,318,973)	91,290,806
Net increase (decrease) in net assets	33,227,146	36,848,272	19,564,723	50,441,533
Net assets:
Beginning of year	118,829,342	81,981,070	166,979,418	116,537,885
End of year	$152,056,488	$118,829,342	$186,544,141	$166,979,418

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (continued)

	UBS U.S. Small Cap Growth Fund		UBS Sustainable Development Bank Bond Fund
	For the years ended June 30,		For the years ended June 30,
	2023	2022	2023	2022
From operations:
Net investment income (loss)	$(265,725)	$(618,055)	$1,450,792	$956,017
Net realized gain (loss)	(5,136,507)	20,275,446	(1,528,138)	(1,498,327)
Net change in unrealized appreciation (depreciation)	22,510,208	(84,066,582)	(1,285,627)	(7,101,603)
Net increase (decrease) in net assets resulting from operations	17,107,976	(64,409,191)	(1,362,973)	(7,643,913)
Total distributions—Class A	(988,042)	(6,291,832)	—	—
Total distributions—Class P	(5,504,921)	(29,326,529)	(173,546)	(178,495)
Total distributions—Class P2	—	—	(1,275,743)	(894,069)
Return of capital—Class A	—	—	—	—
Return of capital—Class P	—	—	(12,438)	—
Return of capital—Class P2	—	—	(91,434)	—
Total distributions	(6,492,963)	(35,618,361)	(1,553,161)	(1,072,564)
From beneficial interest transactions:
Proceeds from shares sold	14,504,448	26,374,812	30,385,330	47,284,643
Cost of shares redeemed	(34,554,999)	(46,610,413)	(19,862,973)	(45,692,038)
Shares issued on reinvestment of dividends and distributions	6,261,965	34,291,276	1,420,433	924,285
Net increase (decrease) in net assets from beneficial interest transactions	(13,788,586)	14,055,675	11,942,790	2,516,890
Net increase (decrease) in net assets	(3,173,573)	(85,971,877)	9,026,656	(6,199,587)
Net assets:
Beginning of year	128,266,528	214,238,405	76,969,155	83,168,742
End of year	$125,092,955	$128,266,528	$85,995,811	$76,969,155

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (concluded)

	UBS Multi Income Bond Fund
	For the years ended June 30,
	2023	2022
From operations:
Net investment income (loss)	$1,115,457	$670,375
Net realized gain (loss)	(224,982)	(2,291,236)
Net change in unrealized appreciation (depreciation)	241,112	(2,858,175)
Net increase (decrease) in net assets resulting from operations	1,131,587	(4,479,036)
Total distributions—Class A	(17,716)	(10,938)
Total distributions—Class P	(898,418)	(578,263)
Total distributions—Class P2	—	—
Total distributions	(916,134)	(589,201)
From beneficial interest transactions:
Proceeds from shares sold	83,048	244,295
Cost of shares redeemed	(4,328,840)	(3,661,135)
Shares issued on reinvestment of dividends and distributions	697,316	446,620
Net increase (decrease) in net assets from beneficial interest transactions	(3,548,476)	(2,970,220)
Net increase (decrease) in net assets	(3,333,023)	(8,038,457)
Net assets:
Beginning of year	27,271,131	35,309,588
End of year	$23,938,108	$27,271,131

See accompanying notes to financial statements

UBS All China Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Years ended June 30,		Period ended
	2023	2022	June 30, 2021[1]
Net asset value, beginning of period	$6.33	$8.84	$10.00
Net investment income (loss)[3]	0.08	0.03	0.03
Net realized and unrealized gains (loss)	(1.48)	(2.49)	(1.19)
Net increase (decrease) from operations	(1.40)	(2.46)	(1.16)
Dividends from net investment income	(0.05)	(0.05)	—
Net asset value, end of period	$4.88	$6.33	$8.84
Total investment return[4]	(22.14)%	(27.86)%	(11.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	10.49%	19.95%	20.92%[5]
Expenses after fee waivers and/or expense reimbursements	1.45%	1.10%	1.10%[5]
Net investment income (loss)	1.43%	0.46%	1.06%[5]
Supplemental data:
Net assets, end of period (000's)	$875	$1,128	$1,767
Portfolio turnover	1%	13%	6%

Class P2

	Years ended June 30, 2023	Period ended June 30, 2022[2]
Net asset value, beginning of period	$6.34	$5.86
Net investment income (loss)[3]	0.12	0.05
Net realized and unrealized gains (losses)	(1.48)	0.43
Net increase (decrease) from operations	(1.36)	0.48
Dividends from net investment income	(0.10)	—
Net asset value, end of period	$4.88	$6.34
Total investment return[4]	(21.50)%	8.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	9.52%	7.65%[5]
Expenses after fee waivers and/or expense reimbursements	0.65%	0.30%[5]
Net investment income (loss)	2.28%	4.50%[5]
Supplemental data:
Net assets, end of period (000's)	$2,216	$3,196
Portfolio turnover	1%	13%

1  For the period February 24, 2021 (commencement of operations) through June 30, 2021.

2  For the period from April 21, 2022 (commencement of operations) through June 30, 2022.

3  Calculated using the average share method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

See accompanying notes to financial statements

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$5.76	$6.83	$5.98	$6.36	$6.38
Net investment income (loss)[1]	0.05	—	(0.02)	0.07	0.08
Net realized and unrealized gain (loss)	0.11	(0.37)	0.87	(0.15)	(0.04)
Net increase (decrease) from operations	0.16	(0.37)	0.85	(0.08)	0.04
Dividends from net investment income	(0.35)	(0.70)	—	(0.30)	(0.06)
Net asset value, end of year	$5.57	$5.76	$6.83	$5.98	$6.36
Total investment return[2]	3.06%	(5.92)%	14.21%	(1.45)%	0.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.92%	2.31%	2.29%[3]	2.00%[3]	2.02%[3]
Expenses after fee waivers and/or expense reimbursements	1.40%	1.35%	1.35%[3]	1.35%[3]	1.35%[3]
Net investment income (loss)	0.97%	0.02%	(0.36)%	1.06%	1.29%
Supplemental data:
Net assets, end of year (000's)	$13,484	$16,570	$20,671	$21,273	$30,025
Portfolio turnover	26%	9%	27%	62%	32%

Class P

	Years ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$5.93	$7.02	$6.13	$6.52	$6.53
Net investment income (loss)[1]	0.07	0.02	(0.01)	0.08	0.10
Net realized and unrealized gains (losses)	0.12	(0.39)	0.90	(0.15)	(0.04)
Net increase (decrease) from operations	0.19	(0.37)	0.89	(0.07)	0.06
Dividends from net investment income	(0.37)	(0.72)	—	(0.32)	(0.07)
Net asset value, end of year	$5.75	$5.93	$7.02	$6.13	$6.52
Total investment return[2]	3.42%	(5.78)%	14.52%	(1.28)%	0.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.68%	2.09%[3]	2.06%[3]	1.75%[3]	1.70%[3]
Expenses after fee waivers and/or expense reimbursements	1.15%	1.10%[3]	1.10%[3]	1.10%[3]	1.10%[3]
Net investment income (loss)	1.20%	0.27%[3]	(0.11)%[3]	1.31%[3]	1.52%[3]
Supplemental data:
Net assets, end of year (000's)	$8,048	$10,811	$13,402	$14,283	$19,357
Portfolio turnover	26%	9%	27%	62%	32%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.48	$14.61	$11.82	$12.56	$12.08
Net investment income (loss)[1]	0.17	0.11	0.12	0.12	0.12
Net realized and unrealized gain (loss)	0.21	(1.83)	2.89	0.02	0.36
Net increase (decrease) from operations	0.38	(1.72)	3.01	0.14	0.48
Dividends from net investment income	—	(0.16)	(0.07)	(0.35)	—
Distributions from net realized gain	(0.48)	(2.25)	(0.15)	(0.53)	—
Total dividends and distributions	(0.48)	(2.41)	(0.22)	(0.88)	—
Net asset value, end of year	$10.38	$10.48	$14.61	$11.82	$12.56
Total investment return[2]	3.82%	(14.05)%	25.58%	0.79%	3.97%[3]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.48%	1.39%	1.41%	1.42%[4]	1.40%[4]
Expenses after fee waivers and/or expense reimbursements	1.21%	1.20%	1.20%	1.20%[4]	1.20%[4]
Net investment income (loss)	1.61%	0.82%	0.85%	1.01%	1.04%
Supplemental data:
Net assets, end of year (000's)	$132,855	$146,850	$192,772	$174,159	$209,407
Portfolio turnover	148%	125%	128%	120%	35%

Class P

	Years ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.82	$15.00	$12.13	$12.87	$12.34
Net investment income (loss)[1]	0.20	0.14	0.15	0.16	0.16
Net realized and unrealized gains (loss)	0.21	(1.87)	2.97	0.02	0.37
Net increase (decrease) from operations	0.41	(1.73)	3.12	0.18	0.53
Dividends from net investment income	—	(0.20)	(0.10)	(0.39)	—
Distributions from net realized gains	(0.48)	(2.25)	(0.15)	(0.53)	—
Total dividends and distributions	(0.48)	(2.45)	(0.25)	(0.92)	—
Net asset value, end of year	$10.75	$10.82	$15.00	$12.13	$12.87
Total investment return[2]	3.99%	(13.78)%	25.88%	1.02%	4.21%[3]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.20%	1.11%	1.14%	1.14%[4]	1.13%[4]
Expenses after fee waivers and/or expense reimbursements	0.96%	0.95%	0.95%	0.95%[4]	0.95%[4]
Net investment income (loss)	1.86%	1.07%	1.10%	1.27%	1.27%
Supplemental data:
Net assets, end of year (000's)	$38,980	$44,059	$56,383	$51,311	$57,803
Portfolio turnover	148%	125%	128%	120%	35%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  During the year, the Fund recorded a gain of $263,116 from affiliated funds that were previously liquidated. If this gain had been excluded, the total return of Class A and Class P would have been 3.89% and 4.13%, respectively.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Emerging Markets Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Years ended June 30,				Period ended
	2023	2022	2021	2020	June 30, 2019[1]
Net asset value, beginning of period	$7.61	$12.39	$9.23	$9.28	$8.92
Net investment income (loss)[2]	0.18	0.20	0.09	0.19	0.21
Net realized and unrealized gains (loss)	(0.24)	(3.92)	3.18	0.00[3]	0.15
Net increase (decrease) from operations	(0.06)	(3.72)	3.27	0.19	0.36
Dividends from net investment income	(0.17)	(0.12)	(0.11)	(0.24)	—
Distributions from net realized gains	—	(0.94)	—	—	—
Total dividends and distributions	(0.17)	(1.06)	(0.11)	(0.24)	—
Net asset value, end of period	$7.38	$7.61	$12.39	$9.23	$9.28
Total investment return[5]	(0.80)%	(31.71)%	35.51%	1.84%	4.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.18%	1.15%[6]	1.08%	1.19%	1.22%[7]
Expenses after fee waivers and/or expense reimbursements	1.02%	1.00%[6]	1.00%	1.04%	1.15%[7]
Net investment income (loss)	2.47%	1.98%	0.73%	2.14%	5.73%[7]
Supplemental data:
Net assets, end of period (000's)	$103,168	$132,423	$274,359	$100,543	$38,465
Portfolio turnover	65%	57%	41%	50%	52%

Class P2

	Years ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.68	$12.52	$9.30	$9.31	$9.40
Net investment income (loss)[2]	0.23	0.30	0.18	0.26	0.19
Net realized and unrealized gains (losses)	(0.24)	(3.96)	3.22	0.00[3]	(0.23)[4]
Net increase (decrease) from operations	(0.01)	(3.66)	3.40	0.26	(0.04)
Dividends from net investment income	(0.27)	(0.24)	(0.18)	(0.27)	(0.05)
Distributions from net realized gains	—	(0.94)	—	—	—
Total dividends and distributions	(0.27)	(1.18)	(0.18)	(0.27)	(0.05)
Net asset value, end of year	$7.40	$7.68	$12.52	$9.30	$9.31
Total investment return[5]	0.02%	(31.10)%	36.66%	2.66%	(0.46)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.17%	1.13%[6]	1.06%	1.17%	1.42%[7]
Expenses after fee waivers and/or expense reimbursements	0.22%	0.19%[6]	0.12%	0.22%	0.40%[7]
Net investment income (loss)	3.14%	2.90%	1.56%	2.88%	2.16%[7]
Supplemental data:
Net assets, end of year (000's)	$346,908	$445,198	$761,661	$375,791	$186,941
Portfolio turnover	65%	57%	41%	50%	52%

1  For the period January 31, 2019 (commencement of operations) through June 30, 2019.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

6  Includes interest expense representing less than 0.005%.

7  Annualized.

See accompanying notes to financial statements

UBS Engage For Impact Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Years ended June 30,				Period ended
	2023	2022	2021	2020	June 30, 2019[1]
Net asset value, beginning of period	$9.97	$14.26	$10.14	$10.81	$10.00
Net investment income (loss)[3]	0.09	0.14	0.03	0.08	0.15
Net realized and unrealized gains (loss)	1.19	(2.82)	4.19	(0.45)	0.67
Net increase (decrease) from operations	1.28	(2.68)	4.22	(0.37)	0.82
Dividends from net investment income	—	(0.08)	(0.02)	(0.11)	(0.01)
Distributions from net realized gains	(0.10)	(1.53)	(0.08)	(0.19)	—
Total dividends and distributions	(0.10)	(1.61)	(0.10)	(0.30)	(0.01)
Net asset value, end of period	$11.15	$9.97	$14.26	$10.14	$10.81
Total investment return[4]	12.90%	(21.28)%	41.70%	(3.77)%	8.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.53%	1.44%	1.69%	2.27%	3.87%[5]
Expenses after fee waivers and/or expense reimbursements	0.87%	0.85%	0.85%	0.85%	0.85%[5]
Net investment income (loss)	0.86%	1.04%	0.27%	0.75%	2.13%[5]
Supplemental data:
Net assets, end of period (000's)	$5,776	$6,312	$7,816	$26,241	$15,918
Portfolio turnover	21%	39%	78%	43%	67%

Class P2

	Years ended June 30,		Period ended
	2023	2022	June 30, 2021[2]
Net asset value, beginning of period	$9.99	$14.29	$13.64
Net investment income (loss)[3]	0.16	0.22	0.09
Net realized and unrealized gains (loss)	1.19	(2.82)	0.56
Net increase (decrease) from operations	1.35	(2.60)	0.65
Dividends from net investment income	(0.05)	(0.17)	—
Distributions from net realized gains	(0.10)	(1.53)	—
Total dividends and distributions	(0.15)	(1.70)	—
Net asset value, end of period	$11.19	$9.99	$14.29
Total investment return[4]	13.62%	(20.77)%	4.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.56%	1.42%	2.24%[5]
Expenses after fee waivers and/or expense reimbursements	0.28%	0.25%	0.25%[5]
Net investment income (loss)	1.51%	1.64%	1.80%[5]
Supplemental data:
Net assets, end of period (000's)	$44,976	$40,006	$42,692
Portfolio turnover	21%	39%	78%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019.

2  For the period February 23, 2021 (commencement of operations) through June 30, 2021.

3  Calculated using the average share method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable redemption or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

See accompanying notes to financial statements

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.12	$12.48	$9.62	$10.01	$10.20
Net investment income (loss)[2]	0.07	0.08	0.05	0.16	0.13
Net realized and unrealized gain (loss)	1.23	(2.38)	2.93	(0.42)	(0.16)[3]
Net increase (decrease) from operations	1.30	(2.30)	2.98	(0.26)	(0.03)
Dividends from net investment income	(0.01)	(0.12)	(0.12)	(0.13)	(0.06)
Distributions from net realized gain	(1.13)	(0.94)	—	—	(0.10)
Total dividends and distributions	(1.14)	(1.06)	(0.12)	(0.13)	(0.16)
Net asset value, end of year	$9.28	$9.12	$12.48	$9.62	$10.01
Total investment return[4]	15.68%	(19.68)%	31.09%	(2.73)%	(0.14)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.49%[5]	1.37%[5]	1.33%	1.41%[5]	1.53%
Expenses after fee waivers and/or expense reimbursements	1.26%[5]	1.25%[5]	1.25%	1.25%[5]	1.25%
Net investment income (loss)	0.82%	0.70%	0.45%	1.60%	1.38%
Supplemental data:
Net assets, end of year (000's)	$4,103	$4,754	$9,081	$7,442	$9,769
Portfolio turnover	7%	53%	52%	41%	57%

Class P

	Years ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.15	$12.53	$9.66	$10.04	$10.23
Net investment income (loss)[2]	0.09	0.09	0.09	0.18	0.17
Net realized and unrealized gains (losses)	1.23	(2.37)	2.93	(0.41)	(0.18)[3]
Net increase (decrease) from operations	1.32	(2.28)	3.02	(0.23)	(0.01)
Dividends from net investment income	(0.05)	(0.16)	(0.15)	(0.15)	(0.08)
Distributions from net realized gains	(1.13)	(0.94)	—	—	(0.10)
Total dividends and distributions	(1.18)	(1.10)	(0.15)	(0.15)	(0.18)
Net asset value, end of year	$9.29	$9.15	$12.53	$9.66	$10.04
Total investment return[4]	16.00%	(19.50)%	31.40%	(2.40)%	0.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.27%[5]	1.11%[5]	1.05%	1.12%[5]	1.26%
Expenses after fee waivers and/or expense reimbursements	1.01%[5]	1.00%[5]	0.99%	1.00%[5]	1.00%
Net investment income (loss)	0.97%	0.74%	0.79%	1.82%	1.80%
Supplemental data:
Net assets, end of year (000's)	$107,863	$164,377	$380,983	$203,078	$146,616
Portfolio turnover	7%	53%	52%	41%	57%

1  For the period October 30, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Includes interest expense representing less than 0.005%.

6  Annualized.

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P2

	Years ended June 30,		Period ended
	2023	2022	June 30, 2021[1]
Net asset value, beginning of period	$9.18	$12.59	$10.05
Net investment income (loss)[2]	0.17	0.20	0.14
Net realized and unrealized gains (losses)	1.23	(2.41)	2.55
Net increase (decrease) from operations	1.40	(2.21)	2.69
Dividends from net investment income	(0.16)	(0.26)	(0.15)
Distributions from net realized gains	(1.13)	(0.94)	—
Total dividends and distributions	(1.29)	(1.20)	(0.15)
Net asset value, end of period	$9.29	$9.18	$12.59
Total investment return[4]	16.83%	(18.84)%	26.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.22%[5]	1.12%[5]	1.08%[6]
Expenses after fee waivers and/or expense reimbursements	0.26%[5]	0.25%[5]	0.22%[6]
Net investment income (loss)	1.88%	1.76%	1.78%[6]
Supplemental data:
Net assets, end of period (000's)	$44,800	$40,308	$41,571
Portfolio turnover	7%	53%	52%

1  For the period October 30, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Includes interest expense representing less than 0.005%.

6  Annualized.

See accompanying notes to financial statements

UBS US Dividend Ruler Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Years ended June 30,		Period ended
	2023	2022	June 30, 2021[1]
Net asset value, beginning of period	$11.83	$12.82	$10.00
Net investment income (loss)[2]	0.25	0.23	0.20
Net realized and unrealized gains (loss)	1.57	(0.84)	2.72
Net increase (decrease) from operations	1.82	(0.61)	2.92
Dividends from net investment income	(0.16)	(0.16)	(0.05)
Distributions from net realized gains	(0.15)	(0.22)	(0.05)
Total dividends and distributions	(0.31)	(0.38)	(0.10)
Net asset value, end of period	$13.34	$11.83	$12.82
Total investment return[3]	15.60%	(5.01)%	29.37%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.94%[4]	0.83%	1.57%[4]
Expenses after fee waivers and/or expense reimbursements	0.51%[4]	0.50%	0.50%[4]
Net investment income (loss)	1.98%[4]	1.76%	1.72%[4]
Supplemental data:
Net assets, end of period (000's)	$137,806	$118,829	$81,981
Portfolio turnover	34%	29%	24%

Class P2

Period ended June 30, 2023[5]
Net asset value, beginning of period	$12.10
Net investment income (loss)[2]	0.08
Net realized and unrealized gains (loss)	1.17
Net increase (decrease) from operations	1.25
Net asset value, end of period	$13.35
Total investment return[3]	10.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.18%[4]
Expenses after fee waivers and/or expense reimbursements	0.18%[4]
Net investment income (loss)	2.16%[4]
Supplemental data:
Net assets, end of period (000's)	$14,250
Portfolio turnover	34%

1  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  For the period March 15, 2023 (commencement of operations) through June 30, 2023.

See accompanying notes to financial statements

UBS US Quality Growth At Reasonable Price Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Years ended June 30,		Period ended
	2023	2022	June 30, 2021[1]
Net asset value, beginning of period	$10.68	$13.10	$10.00
Net investment income (loss)[2]	0.06	0.04	0.04
Net realized and unrealized gains (loss)	2.12	(2.05)	3.10
Net increase (decrease) from operations	2.18	(2.01)	3.14
Dividends from net investment income	—	(0.03)	(0.01)
Distributions from net realized gains	(0.11)	(0.38)	(0.03)
Total dividends and distributions	(0.11)	(0.41)	(0.04)
Net asset value, end of period	$12.75	$10.68	$13.10
Total investment return[3]	20.59%	(16.06)%	31.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.84%	0.79%	1.23%[4]
Expenses after fee waivers and/or expense reimbursements	0.51%	0.50%	0.50%[4]
Net investment income (loss)	0.54%	0.28%	0.32%[4]
Supplemental data:
Net assets, end of period (000's)	$186,544	$166,979	$116,538
Portfolio turnover	41%	30%	29%

1  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.62	$28.15	$19.74	$19.49	$20.74
Net investment income (loss)[1]	(0.07)	(0.13)	(0.25)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	2.05	(7.78)	11.88	1.79	0.80
Net increase (decrease) from operations	1.98	(7.91)	11.63	1.68	0.70
Distributions from net realized gain	(0.88)	(5.62)	(3.22)	(1.43)	(1.95)
Net asset value, end of year	$15.72	$14.62	$28.15	$19.74	$19.49
Total investment return[2]	14.23%	(33.31)%	59.94%	9.33%	5.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.55%	1.46%	1.43%	1.60%[3]	1.57%
Expenses after fee waivers and/or expense reimbursements	1.25%	1.24%	1.24%	1.24%[3]	1.24%
Net investment income (loss)	(0.43)%	(0.57)%	(0.98)%	(0.63)%[3]	(0.53)%
Supplemental data:
Net assets, end of year (000's)	$15,276	$17,387	$35,268	$22,909	$26,114
Portfolio turnover	35%	40%	63%	79%	54%

Class P

	Years ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$17.47	$32.44	$22.37	$21.84	$22.89
Net investment income (loss)[1]	(0.03)	(0.08)	(0.22)	(0.08)	(0.06)
Net realized and unrealized gains (losses)	2.47	(9.21)	13.51	2.04	0.96
Net increase (decrease) from operations	2.44	(9.29)	13.29	1.96	0.90
Dividends from net investment income	—	(0.06)	—	—	—
Distributions from net realized gains	(0.88)	(5.62)	(3.22)	(1.43)	(1.95)
Total dividends and distributions	(0.88)	(5.68)	(3.22)	(1.43)	(1.95)
Net asset value, end of year	$19.03	$17.47	$32.44	$22.37	$21.84
Total investment return[2]	14.48%	(33.13)%	60.29%	9.62%	6.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.31%	1.21%	1.16%	1.29%[3]	1.30%
Expenses after fee waivers and/or expense reimbursements	1.00%	0.99%	0.99%	0.99%[3]	0.99%
Net investment income (loss)	(0.17)%	(0.31)%	(0.74)%	(0.37)%	(0.27)%
Supplemental data:
Net assets, end of year (000's)	$109,817	$110,879	$178,971	$92,754	$96,485
Portfolio turnover	35%	40%	63%	79%	54%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Sustainable Development Bank Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Years ended June 30,				Period ended
	2023	2022	2021	2020	June 30, 2019[1]
Net asset value, beginning of period	$9.62	$10.60	$11.17	$10.58	$10.00
Net investment income (loss)[2]	0.17	0.10	0.13	0.21	0.19
Net realized and unrealized gains (losses)	(0.34)	(0.97)	(0.31)	0.63	0.58
Net increase (decrease) from operations	(0.17)	(0.87)	(0.18)	0.84	0.77
Dividends from net investment income	(0.16)	(0.10)	(0.12)	(0.21)	(0.19)
Distributions from net realized gains	—	(0.01)	(0.27)	(0.04)	—
Return of capital	(0.01)	—	—	—	—
Total dividends, distributions and return of capital	(0.17)	(0.11)	(0.39)	(0.25)	(0.19)
Net asset value, end of period	$9.28	$9.62	$10.60	$11.17	$10.58
Total investment return[3]	(1.75)%	(8.13)%	(1.70)%	8.03%	7.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.68%	0.56%	0.80%	1.07%[4]	2.19%[5]
Expenses after fee waivers and/or expense reimbursements	0.27%	0.25%	0.25%	0.25%[4]	0.25%[5]
Net investment income (loss)	1.78%	1.01%	1.18%	1.94%	2.67%[5]
Supplemental data:
Net assets, end of period (000's)	$14,937	$8,052	$17,510	$37,414	$25,235
Portfolio turnover	22%	47%	16%	80%	20%

Class P2

	Years ended June 30,		Period ended
	2023	2022	June 30, 2021[6]
Net asset value, beginning of period	$9.61	$10.59	$11.09
Net investment income (loss)[2]	0.17	0.12	0.08
Net realized and unrealized gains (losses)	(0.33)	(0.97)	(0.23)
Net increase (decrease) from operations	(0.16)	(0.85)	(0.15)
Dividends from net investment income	(0.17)	(0.12)	(0.08)
Distributions from net realized gains	—	(0.01)	(0.27)
Return of capital	(0.01)	—	—
Total dividends, distributions and return of capital	(0.18)	(0.13)	(0.35)
Net asset value, end of period	$9.27	$9.61	$10.59
Total investment return[3]	(1.62)%	(8.08)%	(1.34)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.66%	0.56%	0.68%[5]
Expenses after fee waivers and/or expense reimbursements	0.16%	0.15%	0.15%[5]
Net investment income (loss)	1.83%	1.15%	1.09%[5]
Supplemental data:
Net assets, end of period (000's)	$71,059	$68,917	$65,659
Portfolio turnover	22%	47%	16%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Includes interest expense representing less than 0.005%.

5  Annualized.

6  For the period October 30, 2020 (commencement of operations) through June 30, 2021.

See accompanying notes to financial statements

UBS Multi Income Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.27	$15.66	$15.64	$15.09	$14.40
Net investment income (loss)[1]	0.55	0.27	0.30	0.41	0.45
Net realized and unrealized gain (loss)	—	(2.42)	(0.02)	0.50	0.65
Net increase (decrease) from operations	0.55	(2.15)	0.28	0.91	1.10
Dividends from net investment income	(0.44)	(0.24)	(0.26)	(0.36)	(0.41)
Net asset value, end of year	$13.38	$13.27	$15.66	$15.64	$15.09
Total investment return[2]	4.25%	(13.91)%	1.83%	6.14%	7.63%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.22%	1.92%	1.73%	1.59%[3]	1.68%[3]
Expenses after fee waivers and/or expense reimbursements	0.89%	0.75%	0.75%	0.75%[3]	0.75%[3]
Net investment income (loss)	4.09%	1.80%	1.90%	2.66%	3.10%
Supplemental data:
Net assets, end of year (000's)	$501	$570	$681	$650	$488
Portfolio turnover	24%	248%	169%	209%	234%

Class P

	Years ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.28	$15.67	$15.65	$15.10	$14.41
Net investment income (loss)[1]	0.58	0.31	0.34	0.45	0.49
Net realized and unrealized gains (losses)	0.01	(2.43)	(0.02)	0.50	0.64
Net increase (decrease) from operations	0.59	(2.12)	0.32	0.95	1.13
Dividends from net investment income	(0.48)	(0.27)	(0.30)	(0.40)	(0.44)
Net asset value, end of year	$13.39	$13.28	$15.67	$15.65	$15.10
Total investment return[2]	4.51%	(13.68)%	2.07%	6.40%	7.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.04%	1.71%	1.52%	1.38%[3]	1.45%[3]
Expenses after fee waivers and/or expense reimbursements	0.64%	0.50%	0.50%	0.50%[3]	0.50%[3]
Net investment income (loss)	4.34%	2.06%	2.15%	2.92%	3.35%
Supplemental data:
Net assets, end of year (000's)	$23,437	$26,702	$34,629	$37,048	$38,949
Portfolio turnover	24%	248%	169%	209%	234%
1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

The UBS Funds

Notes to financial statements

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has eleven Funds available for investment, each having its own investment objectives and policies: UBS All China Equity Fund, UBS Dynamic Alpha Fund*, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund, UBS U.S. Small Cap Growth Fund, UBS Sustainable Development Bank Bond Fund, and UBS Multi Income Bond Fund, (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS Dynamic Alpha Fund, and UBS Sustainable Development Bank Bond Fund, which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A and Class P shares, with the exception of (1) UBS All China Equity Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund and UBS Sustainable Development Bank Bond Fund, which currently also offer Class P2 shares and (2) UBS US Quality Growth At Reasonable Price Fund, which currently only offers Class P shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges, fee waiver/expense cap/expense reimbursement arrangements and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P and Class P2 shares have no service or distribution plan.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

*  UBS Dynamic Alpha Fund closed to new investments effective July 10, 2023, and as noted elsewhere herein is liquidating.

The UBS Funds

Notes to financial statements

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2022-03 ("ASU 2022-03"), "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("Topic 820"). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain con-siderations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic devel-opments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government

The UBS Funds

Notes to financial statements

securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect a Fund's performance or NAV. Certain LIBOR tenors were discontinued by the end of 2021, while the discontinuation of others were extended to December 2024.

The conflict between Ukraine and the Russian Federation has resulted in significant volatility and uncertainty in financial markets. NATO, EU and G7 member countries have imposed severe and coordinated sanctions against Russia. Restrictive measures have also been imposed by Russia, and some securities traded in that country have materially declined in value and/or may no longer be tradable. These actions have resulted in significant disruptions to investing activities and businesses with operations in Russia. The longer-term impact to geopolitical norms, supply chains and investment valuations is uncertain.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading

The UBS Funds

Notes to financial statements

on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on U.S. and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by UBS AM as the valuation designee appointed by the Trust's Board of Trustees (the "Board") pursuant to Rule 2a-5 under the 1940 Act. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1, Level 2 and Level 3 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless UBS AM determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

The UBS Funds

Notes to financial statements

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has engaged the Equities, Fixed Income, and Multi-Asset Valuation Committee (the "VC") to assist with its designated responsibilities as valuation designee with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The UBS Funds

Notes to financial statements

Investments

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

The UBS Funds

Notes to financial statements

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales: UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Multi Income Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

For the period ended June 30, 2023, UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Multi Income Bond Fund did not engage in short sale transactions.

Treasury Inflation Protected Securities: The Funds may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases,

The UBS Funds

Notes to financial statements

which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Funds pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Written options, if any, are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in options and swaptions written, at value. At June 30, 2023, the Funds did not hold any written options.

The UBS Funds

Notes to financial statements

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss. Futures contracts, if any, are shown as fund holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Futures contracts, if any, are shown as fund holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the

The UBS Funds

Notes to financial statements

counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general

The UBS Funds

Notes to financial statements

market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2023.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such

The UBS Funds

Notes to financial statements

circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Fund's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2023 is reflected in the Statement of assets and liabilities.

At June 30, 2023, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Options and swaptions purchased	$—	$1,486	$—	$—	$1,486
Futures contracts	17,522	—	—	111,382	128,904
Swap agreements	—	—	36,418	—	36,418
Forward foreign currency contracts	—	122,267	—	—	122,267
Total value	$17,522	$123,753	$36,418	$111,382	$289,075
UBS Global Allocation Fund
Futures contracts	$49,150	$—	$—	$1,143,769	$1,192,919
Swap agreements	—	—	244,174	—	244,174
Forward foreign currency contracts	—	1,322,098	—	—	1,322,098
Total value	$49,150	$1,322,098	$244,174	$1,143,769	$2,759,191
UBS Multi Income Bond Fund
Futures contracts	$20,571	$—	$—	$—	$20,571
Swap agreements	—	—	—	54,722	54,722
Forward foreign currency contracts	—	7,388	—	—	7,388
Total value	$20,571	$7,388	$—	$54,722	$82,681

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures Contracts	$(14,381)	$—	$—	$(69,141)	$(83,522)
Swap Contracts	—	—	(61,872)	—	(61,872)
Forward Currency Contracts	—	(201,896)	—	—	(201,896)
Total	$(14,381)	$(201,896)	$(61,872)	$(69,141)	$(347,290)

The UBS Funds

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Global Allocation Fund
Futures Contracts	$(154,704)	$—	$—	$(186,795)	$(341,499)
Swap Contracts	—	—	—	(50,781)	(50,781)
Forward Currency Contracts	—	(868,886)	—	—	(868,886)
Total	$(154,704)	$(868,886)	$—	$(237,576)	$(1,261,166)
UBS Multi Income Bond Fund
Futures Contracts	$(14,959)	$—	$—	$—	$(14,959)
Swap Contracts	(6,046)	—	(38,031)	—	(44,077)
Forward Currency Contracts	—	(184)	—	—	(184)
Total	$(21,005)	$(184)	$(38,031)	$—	$(59,220)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

During the period ended June 30, 2023, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Options and swaptions purchased	$—	$34,949	$—	$—	$34,949
Options and swaptions written	—	(21,094)	—	—	(21,094)
Futures contracts	45,086	—	—	(229,373)	(184,287)
Swap agreements	—	—	109,788	—	109,788
Forward foreign currency contracts	—	172,317	—	—	172,317
Total net realized gains (loss)	$45,086	$186,172	$109,788	$(229,373)	$111,673
UBS Global Allocation Fund
Options and swaptions purchased	$—	$—	$—	$856,895	$856,895
Futures contracts	(1,965,307)	—	—	(6,177,811)	(8,143,118)
Swap agreements	—	—	125,231	(2,361,395)	(2,236,164)
Forward foreign currency contracts	—	481,767	—	—	481,767
Total net realized gains (loss)	$(1,965,307)	$481,767	$125,231	$(7,682,311)	$(9,040,620)
UBS Multi Income Bond Fund
Options and swaptions purchased	$(54,089)	$—	$—	$—	$(54,089)
Options and swaptions written	65,776	—	—	—	65,776
Futures contracts	309,859	—	—	—	309,859
Swap agreements	(31,283)	—	(3,374)	(7,402)	(42,059)
Forward foreign currency contracts	—	(5,761)	—	—	(5,761)
Total net realized gains (loss)	$290,263	$(5,761)	$(3,374)	$(7,402)	$273,726

The UBS Funds

Notes to financial statements

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

During the period ended June 30, 2023, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Options and swaptions purchased	$—	$3,233	$—	$—	$3,233
Futures contracts	(9,308)	—	—	193,564	184,256
Swap agreements	—	—	106,333	—	106,333
Forward foreign currency contracts	—	(28,296)	—	—	(28,296)
Total net realized gains (loss)	$(9,308)	$(25,063)	$106,333	$193,564	$265,526
UBS Global Allocation Fund
Options and swaptions purchased	$—	$—	$—	$84,600	$84,600
Futures contracts	283,859	—	—	1,242,109	1,525,968
Swap agreements	—	—	(103,167)	1,151,875	1,048,708
Forward foreign currency contracts	—	886,287	—	—	886,287
Total net realized gains (loss)	$283,859	$886,287	$(103,167)	$2,478,584	$3,545,563
UBS Multi Income Bond Fund
Futures contracts	$103,123	$—	$—	$—	$103,123
Swap agreements	(6,046)	—	(19,416)	54,722	29,260
Forward foreign currency contracts	—	7,204	—	—	7,204
Total net realized gains (loss)	$97,077	$7,204	$(19,416)	$54,722	$139,587

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce their credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At June 30, 2023, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Dynamic Alpha Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$289,075	$(347,290)
Derivatives not subject to a MNA or similar agreements	(165,322)	145,394
Total gross amount of assets and liabilities subject to MNA or similar agreements	$123,753	$(201,896)

The UBS Funds

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BOA	$64,217	$(64,217)	$—	$—
CIBC	37,442	—	—	37,442
GS	101	—	—	101
HSBC	14,515	—	—	14,515
JPMCB	3,321	(1,496)	—	1,825
MSCI	3,489	(3,489)	—	—
SSC	668	(668)	—	—
Total	$123,753	$(69,870)	$—	$53,883
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(1,290)	$—	$—	$(1,290)
BOA	(170,301)	64,217	—	(106,084)
CITI	(6,849)	—	—	(6,849)
JPMCB	(1,496)	1,496	—	—
MSCI	(19,952)	—	—	(19,952)
SSC	(2,008)	668	—	(1,340)
Total	$(201,896)	$66,381	$—	$(135,515)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$2,759,191	$(1,261,166)
Derivatives not subject to a MNA or similar agreements	(1,437,093)	341,499
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,322,098	$(919,667)

The UBS Funds

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$214,404	$(3,049)	$—	$211,355
CIBC	81,600	—	—	81,600
CITI	129,726	—	—	129,726
GS	84,839	(84,839)	—	—
HSBC	9,866	(3,113)	—	6,753
JPMCB	158,507	(158,507)	—	—
MSCI	520,602	(8,770)	—	511,832
SSC	122,554	(122,554)	—	—
Total	$1,322,098	$(380,832)	$—	$941,266
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(3,049)	$3,049	$—	$—
BOA	(6,130)	—	—	(6,130)
GS	(126,104)	84,839	—	(41,265)
HSBC	(3,113)	3,113	—	—
JPMCB	(539,301)	158,507	40,000	(340,794)
MSCI	(8,770)	8,770	—	—
SSC	(233,200)	122,554	—	(110,646)
Total	$(919,667)	$380,832	$40,000	$(498,835)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

UBS Multi Income Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$82,681	$(59,220)
Derivatives not subject to a MNA or similar agreements	(20,571)	59,036
Total gross amount of assets and liabilities subject to MNA or similar agreements	$62,110	$(184)

The UBS Funds

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$5,215	$(184)	$—	$5,031
BOA	9	—	—	9
CITI	2,164	—	—	2,164
GS	54,722	—	—	54,722
Total	$62,110	$(184)	$—	$61,926
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(184)	$184	$—	$—

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	Annual rate as a percentage of each Fund's average daily net assets
UBS All China Equity Fund	0.850% up to $250 million 0.825% above $250 million up to $500 million 0.800% above $500 million up to $750 million 0.775% above $750 million up to $1 billion 0.750 above $1 billion
UBS Dynamic Alpha Fund	0.850% up to $500 million
0.800% above $500 million up to $1 billion
0.750% above $1 billion up to $1.5 billion
0.725% above $1.5 billion up to $2 billion
0.700% above $2 billion up to $4 billion
0.680 above $4 billion
UBS Global Allocation Fund	0.800% up to $500 million
0.750% above $500 million up to $1 billion
0.700% above $1 billion up to $1.5 billion
0.675% above $1.5 billion up to $2 billion
0.650% above $2 billion up to $3 billion
0.630% above $3 billion up to $6 billion
0.610% above $6 billion

The UBS Funds

Notes to financial statements

Fund	Annual rate as a percentage of each Fund's average daily net assets
UBS Emerging Markets Equity Opportunity Fund	0.900% up to $250 million 0.875% above $250 million up to $500 million 0.850% above $500 million up to $750 million 0.825% above $750 million up to $1 billion 0.750% above $1 billion
UBS Engage For Impact Fund	0.750% up to $250 million 0.725% above $250 million
UBS International Sustainable Equity Fund	0.800% up to $250 million
0.775% above $250 million up to $500 million
0.750% above $500 million up to $750 million
0.725% above $750 million up to $1 billion
0.675% above $1 billion up to $2 billion
0.650% above $2 billion
UBS US Dividend Ruler Fund*	0.5000% up to $250 million
0.4875% above $250 million up to $500 million
0.4750% above $500 million up to $750 million
0.4625% above $750 million up to $1 billion
0.4500% above $1 billion up to $2 billion
0.4375% above $2 billion
UBS US Quality Growth At Reasonable Price Fund	0.500% all assets
UBS U.S. Small Cap Growth Fund	0.850% up to $250 million
0.825% above $250 million up to $500 million
0.800% above $500 million up to $750 million
0.775% above $750 million up to $1 billion
0.725% above $1 billion up to $2 billion
0.700% above $2 billion
UBS Sustainable Development Bank Bond Fund	0.150% up to $250 million 0.145% above $250 million up to $500 million 0.140% above $500 million up to $750 million 0.135% above $750 million up to $1 billion 0.130% above $1 billion
UBS Multi Income Bond Fund	0.500% up to $250 million 0.490% above $250 million up to $500 million 0.480% above $500 million up to $750 million 0.470% above $750 million

*  Prior to March 13, 2023, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was: 0.500% on all assets under management.

For UBS All China Equity Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Dynamic Alpha Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund, UBS U.S. Small Cap Growth Fund, UBS Sustainable Development Bank Bond Fund, and UBS Multi Income Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy related expenses) to the extent necessary so that the Funds' ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short and extraordinary expenses, such as proxy related expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS International Sustainable Equity Fund, the Advisor has agreed to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) so that the Fund's ordinary operating

The UBS Funds

Notes to financial statements

expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) do not exceed the limit of each class of shares as indicated in the following table. The contractual fee waiver and/or expense reimbursement agreement for each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending June 30, 2023. The fee waiver and/or expense reimbursement agreement for UBS International Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended June 30, 2023 were as follows:

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS All China Equity Fund	1.35%	1.10%	0.30%	$(11,334)	$28,127	$(295,089)
UBS Dynamic Alpha Fund	1.35	1.10	—	(6,482)	206,090	(369,920)
UBS Global Allocation Fund	1.20	0.95	—	47,838	1,437,101	(475,206)
UBS Emerging Markets Equity Opportunity Fund	1.25	1.00	0.40	131,823	4,534,109	(4,021,181)
UBS Engage For Impact Fund	1.10	0.85	0.25	(16,760)	373,401	(595,091)
UBS International Sustainable Equity Fund	1.25	1.00	0.25	60,396	1,415,886	(751,214)
UBS US Dividend Ruler Fund	N/A	0.50	0.15	(30,296)	660,163	(587,719)
UBS US Quality Growth At Reasonable Price Fund	N/A	0.50	—	61,931	881,179	(593,538)
UBS U.S. Small Cap Growth Fund	1.24	0.99	0.15	63,561	1,109,971	(402,097)
UBS Sustainable Development Bank Bond Fund	0.35	0.25	0.15	(19,594)	119,110	(388,351)
UBS Multi Income Bond Fund*	0.90	0.65	0.20	58,804	128,627	(358,305)

*  Prior to October 28, 2022, the expense cap was 0.75% and 0.50%, respectively for Class A and Class P.

For UBS All China Equity Fund Class P2, UBS Emerging Markets Equity Opportunity Fund Class P2, UBS Engage For Impact Fund Class P2, UBS International Sustainable Equity Fund Class P2, UBS US Dividend Ruler Fund Class P2 and UBS Sustainable Development Bank Bond Fund Class P2, the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive all or a portion of its retained management fees. For the period ended June 30, 2023, the advisory fees waived were $20,153, $3,581,564, $318,618, $336,161, $16,661 and $104,292 respectively. In addition these waivers are included within the fees waived/expenses reimbursed amount disclosed in the table above.

Each Fund, except for UBS International Sustainable Equity Fund and UBS Emerging Markets Equity Opportunity Fund Class P2, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended June 30, 2023 are subject to repayment through June 30, 2026.

At June 30, 2023, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2024	Expires June 30, 2025	Expires June 30, 2026
UBS All China Equity Fund—Class P	$464,716	$126,792[1]	$253,147	$84,777
UBS All China Equity Fund—Class P2	220,362	—	30,203[2]	190,159
UBS Dynamic Alpha Fund—Class A	608,226	200,016	182,227	225,983
UBS Dynamic Alpha Fund—Class P	398,208	131,326	122,945	143,937
UBS Global Allocation Fund—Class A	1,103,591	397,866	331,216	374,509

The UBS Funds

Notes to financial statements

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2024	Expires June 30, 2025	Expires June 30, 2026
UBS Global Allocation Fund—Class P	$291,177	$103,690	$86,790	$100,697
UBS Emerging Markets Equity Opportunity Fund—Class P	635,014	152,268	304,903	177,843
UBS Engage For Impact Fund—Class P	223,225	127,379	47,256	48,590
UBS Engage For Impact Fund—Class P2	541,088	121,244[3]	191,959	227,885
UBS US Dividend Ruler Fund—Class P	1,346,610	420,243[4]	371,750	554,617
UBS US Dividend Ruler Fund—Class P2	16,441	—	—	16,441[5]
UBS US Quality Growth At Reasonable Price Fund—Class P	1,522,538	457,635[4]	471,365	593,538
UBS U.S. Small Cap Growth Fund—Class A	170,154	59,658	59,364	51,132
UBS U.S. Small Cap Growth Fund—Class P	925,726	250,475	324,286	350,965
UBS Sustainable Development Bank Bond Fund—Class P	237,907	146,863	50,356	40,688
UBS Sustainable Development Bank Bond Fund—Class P2	532,485	111,841[6]	178,409	242,235
UBS Multi Income Bond Fund—Class A	21,828	6,484	8,184	7,160
UBS Multi Income Bond Fund—Class P	1,106,971	368,549	387,277	351,145

1  For the period from February 23, 2021 (commencement of operations) through June 30, 2021.

2  For the period from April 21, 2022 (commencement of operations) through June 30, 2022.

3  For the period from February 24, 2021 (commencement of operations) through June 30, 2021.

4  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

5  For the period from March 15, 2023 (commencement of operations) through June 30, 2023.

6  For the period from October 30, 2020 (commencement of operations) through June 30, 2021.

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended June 30, 2023, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS All China Equity Fund	$193	$2,482
UBS Dynamic Alpha Fund	1,340	18,185
UBS Global Allocation Fund	10,505	134,728
UBS Emerging Markets Equity Opportunity Fund	16,395	383,887
UBS Engage For Impact Fund	3,096	37,340
UBS International Sustainable Equity Fund	7,356	132,739
UBS US Dividend Ruler Fund	9,185	99,024
UBS US Quality Growth At Reasonable Price Fund	11,688	132,177
UBS U.S. Small Cap Growth Fund	7,524	97,939
UBS Sustainable Development Bank Bond Fund	5,025	59,555
UBS Multi Income Bond Fund	1,483	19,294

For UBS Emerging Markets Equity Opportunity Fund Class P2, UBS International Sustainable Equity Fund Class P2 and UBS Sustainable Development Bank Bond Fund Class P2, the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive its retained administration fees. For the period ended June 30, 2023, the administration fees waived were $261,774, $17,838 and $1,136, respectively, and such amounts are not subject to future recoupment.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2023 have been included near the end of each Fund's Portfolio of investments.

The UBS Funds

Notes to financial statements

During the period ended June 30, 2023, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	UBS Group AG
UBS Emerging Markets Equity Opportunity Fund	$36,199
UBS Engage For Impact Fund	236
UBS International Sustainable Equity Fund	1,079

During the period ended, June 30, 2023, some of the Funds engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated.

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans ("the Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A
UBS Dynamic Alpha Fund	0.25%
UBS Global Allocation Fund	0.25
UBS International Sustainable Equity Fund	0.25
UBS U.S. Small Cap Growth Fund	0.25
UBS Multi Income Bond Fund	0.25

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. At June 30, 2023, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended June 30, 2023, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned by distributor
UBS Dynamic Alpha Fund—Class A	$2,740	$—
UBS Global Allocation Fund—Class A	26,614	—
UBS U.S. Small Cap Growth Fund—Class A	2,921	—
UBS Multi Income Bond Fund—Class A	91	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

The UBS Funds

Notes to financial statements

For the period ended June 30, 2023, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated service fees earned
UBS All China Equity Fund	$1,828
UBS Dynamic Alpha Fund	12,771
UBS Global Allocation Fund	47,055
UBS Emerging Markets Equity Opportunity Fund	28,522
UBS Engage For Impact Fund	11,332
UBS International Sustainable Equity Fund	20,669
UBS US Dividend Ruler Fund	39,188
UBS US Quality Growth At Reasonable Price Fund	52,155
UBS U.S. Small Cap Growth Fund	6,473
UBS Sustainable Development Bank Bond Fund	12,466
UBS Multi Income Bond Fund	2,021

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At June 30, 2023, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Fund	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
UBS All China Equity Fund	$44,298	$—	$46,626	$46,626	U.S. Treasury Notes and U.S. Treasury Bills
UBS Dynamic Alpha Fund	13,396	13,685	—	13,685
UBS Global Allocation Fund	2,234,862	1,711,343	602,135	2,313,478	U.S. Treasury Notes and U.S. Treasury Bills
UBS Engage For Impact Fund	3,274,215	857,074	2,555,913	3,412,987	U.S. Treasury Notes and U.S. Treasury Bills
UBS International Sustainable Equity Fund	10,703,574	5,772,448	5,303,126	11,075,574	U.S. Treasury Notes and U.S. Treasury Bills
UBS U.S. Small Cap Growth Fund	2,317,958	1,345,048	997,279	2,342,327	U.S. Treasury Notes and U.S. Treasury Bills
UBS Sustainable Development Bank Bond Fund	3,345,113	3,415,400	—	3,415,400
UBS Multi Income Bond Fund	500,775	508,813	—	508,813

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

The UBS Funds

Notes to financial statements

The table below represents the disaggregation at June 30, 2023 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized
Fund	Equity securities	Corporate bonds	liabilities for securities lending transactions
UBS Dynamic Alpha Fund	$—	$13,685	$13,685
UBS Global Allocation Fund	1,711,343	—	1,711,343
UBS US Engage for Impact fund	857,074	—	857,074
UBS International Sustainable Equity Fund	5,772,448	—	5,772,448
UBS U.S. Small Cap Growth Fund	1,345,048	—	1,345,048
UBS Sustainable Development Bank Bond Fund	3,415,400	—	3,415,400
UBS Multi Income Bond Fund	—	508,813	508,813

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The funds covered by the Committed Credit Facility have agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended June 30, 2023, the following Funds had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS Dynamic Alpha Fund	$1,597,549	1	$285	6.430%
UBS Emerging Markets Equity Opportunity Fund	36,079,317	11	68,027	6.171
UBS Engage For Impact Fund	819,031	6	761	5.575
UBS International Sustainable Equity Fund	1,585,674	20	4,977	5.650
UBS US Quality Growth At Reasonable Price Fund	1,999,041	4	1,369	6.165

Commission recapture program

Certain Funds had participated in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2023, there were no

The UBS Funds

Notes to financial statements

recaptured commissions on the Funds. The commission recapture arrangement was terminated on August 10, 2022.

Purchases and sales of securities

For the period ended June 30, 2023, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
UBS All China Equity Fund	$38,480	$458,573
UBS Dynamic Alpha Fund	3,763,538	5,781,404
UBS Global Allocation Fund	106,253,326	117,120,602
UBS Emerging Markets Equity Opportunity Fund	317,063,138	416,236,253
UBS Engage For Impact Fund	10,183,718	10,289,921
UBS International Sustainable Equity Fund	12,555,432	86,087,177
UBS US Dividend Ruler Fund	58,072,647	43,661,314
UBS US Quality Growth At Reasonable Price Fund	70,978,451	83,748,778
UBS U.S. Small Cap Growth Fund	44,377,865	62,169,064
UBS Sustainable Development Bank Bond Fund	28,849,087	17,698,417
UBS Multi Income Bond Fund	6,016,724	8,141,152

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds were as follows:

UBS All China Equity Fund
For the year ended June 30, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares repurchased	—	—	(59,011)	(370,000)
Dividends reinvested	1,078	5,582	8,841	45,620
Net increase (decrease)	1,078	$5,582	(50,170)	$(324,380)

For the year ended June 30, 2022:

	Class P		Class P2[1]
	Shares	Amount	Shares	Amount
Shares sold	178,322	$1,275,000	504,084	$2,980,000
Shares repurchased	(200,000)	(1,430,000)	—	—
Net increase (decrease)	(21,678)	$(155,000)	504,084	$2,980,000

1  For the period from April 21, 2022 (commencement of operations) through June 30, 2022.

The UBS Funds

Notes to financial statements

UBS Dynamic Alpha Fund
For the year ended June 30, 2023:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	72,392	$413,163	147,560	$854,556
Shares repurchased	(681,174)	(3,840,956)	(668,330)	(3,867,598)
Dividends reinvested	152,111	819,878	98,661	548,555
Net increase (decrease)	(456,671)	$(2,607,915)	(422,109)	$(2,464,487)

For the year ended June 30, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,484	$152,596	271,541	$1,772,627
Shares repurchased	(455,607)	(2,900,779)	(555,499)	(3,631,478)
Dividends reinvested	282,505	1,714,805	197,351	1,231,472
Net increase (decrease)	(147,618)	$(1,033,378)	(86,607)	$(627,379)

UBS Global Allocation Fund
For the year ended June 30, 2023:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	22,638	$226,451	119,529	$1,274,596
Shares repurchased	(1,820,227)	(18,736,816)	(734,082)	(7,784,679)
Dividends reinvested	586,059	5,801,983	165,436	1,694,068
Net increase (decrease)	(1,211,530)	$(12,708,382)	(449,117)	$(4,816,015)

For the year ended June 30, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,173	$310,380	121,149	$1,642,720
Shares repurchased	(1,506,522)	(19,240,423)	(457,828)	(6,173,606)
Dividends reinvested	2,292,309	27,920,324	650,782	8,167,316
Net increase (decrease)	810,960	$8,990,281	314,103	$3,636,430

The UBS Funds

Notes to financial statements

UBS Emerging Markets Equity Opportunity Fund
For the year ended June 30, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	4,828,737	$35,768,862	32,657,395	$242,538,445
Shares repurchased	(8,506,483)	(62,314,712)	(44,885,703)	(327,531,081)
Dividends reinvested	243,790	1,760,164	1,108,438	7,980,757
Net increase (decrease)	(3,433,956)	$(24,785,686)	(11,119,870)	$(77,011,879)

For the year ended June 30, 2022:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	4,726,455	$46,248,143	27,267,167	$264,345,921
Shares repurchased	(11,409,617)	(107,816,815)	(35,026,698)	(355,815,030)
Dividends reinvested	1,943,668	18,562,033	4,939,035	47,414,731
Net increase (decrease)	(4,739,494)	$(43,006,639)	(2,820,496)	$(44,054,378)

UBS Engage For Impact Fund
For the year ended June 30, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	243,832	$2,534,030	889,835	$9,343,883
Shares repurchased	(360,030)	(3,839,252)	(931,436)	(9,768,043)
Dividends reinvested	1,104	11,327	56,357	577,660
Net increase (decrease)	(115,094)	$(1,293,895)	14,756	$153,500

For the year ended June 30, 2022:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	360,518	$4,551,757	1,197,563	$15,604,143
Shares repurchased	(305,970)	(3,636,503)	(620,152)	(7,717,553)
Dividends reinvested	30,309	387,354	440,302	5,618,257
Net increase (decrease)	84,857	$1,302,608	1,017,713	$13,504,847

The UBS Funds

Notes to financial statements

UBS International Sustainable Equity Fund
For the year ended June 30, 2023:

	Class A		Class P		Class P2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	17,976	$159,778	3,225,134	$28,484,587	1,039,920	$9,296,560
Shares repurchased	(150,344)	(1,340,222)	(11,406,068)	(100,961,200)	(1,269,525)	(11,397,677)
Dividends reinvested	53,124	440,395	1,826,515	15,123,541	664,081	5,478,670
Net increase (decrease)	(79,244)	$(740,049)	(6,354,419)	$(57,353,072)	434,476	$3,377,553

For the year ended June 30, 2022:

	Class A		Class P		Class P2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	38,267	$437,024	10,793,404	$124,410,780	1,375,046	$15,667,266
Shares repurchased	(307,592)	(3,041,390)	(25,816,229)	(289,810,243)	(711,334)	(7,596,957)
Dividends reinvested	62,958	671,131	2,573,269	27,482,511	422,701	4,514,447
Net increase (decrease)	(206,367)	$(1,933,235)	(12,449,556)	$(137,916,952)	1,086,413	$12,584,756

UBS US Dividend Ruler Fund
For the year ended June 30, 2023:

	Class P		Class P2[1]
	Shares	Amount	Shares	Amount
Shares sold	3,147,227	$39,071,372	1,139,721	$14,521,810
Shares repurchased	(3,092,731)	(38,662,552)	(72,526)	(931,522)
Dividends reinvested	230,974	2,843,290	—	—
Net increase (decrease)	285,470	$3,252,110	1,067,195	$13,590,288

1  For the period from March 15, 2023 (commencement of operations) through June 30, 2023.

For the year ended June 30, 2022:

	Class P
	Shares	Amount
Shares sold	5,501,344	$71,850,798
Shares repurchased	(2,070,716)	(26,430,377)
Dividends reinvested	219,574	2,883,002
Net increase (decrease)	3,650,202	$48,303,423

The UBS Funds

Notes to financial statements

UBS US Quality Growth At Reasonable Price Fund
For the year ended June 30, 2023:

	Class P
	Shares	Amount
Shares sold	5,748,065	$64,709,673
Shares repurchased	(6,894,527)	(78,567,798)
Dividends reinvested	146,866	1,539,152
Net increase (decrease)	(999,596)	$(12,318,973)

For the year ended June 30, 2022:

	Class P
	Shares	Amount
Shares sold	10,682,864	$138,717,101
Shares repurchased	(4,268,432)	(51,795,876)
Dividends reinvested	317,326	4,369,581
Net increase (decrease)	6,731,758	$91,290,806

UBS U.S. Small Cap Growth Fund
For the year ended June 30, 2023:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	58,600	$902,775	737,787	$13,601,673
Shares repurchased	(336,553)	(5,129,740)	(1,626,545)	(29,425,259)
Dividends reinvested	60,544	857,906	315,473	5,404,059
Net increase (decrease)	(217,409)	$(3,369,059)	(573,285)	$(10,419,527)

For the year ended June 30, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	81,350	$1,691,411	1,061,835	$24,683,401
Shares repurchased	(418,020)	(9,272,176)	(1,434,370)	(37,338,237)
Dividends reinvested	272,963	5,486,549	1,200,697	28,804,727
Net increase (decrease)	(63,707)	$(2,094,216)	828,162	$16,149,891

The UBS Funds

Notes to financial statements

UBS Sustainable Development Bank Bond Fund
For the year ended June 30, 2023:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	1,144,928	$10,798,107	2,092,649	$19,587,223
Shares repurchased	(378,732)	(3,581,831)	(1,745,151)	(16,281,142)
Dividends reinvested	5,939	55,563	146,047	1,364,870
Net increase (decrease)	772,135	$7,271,839	493,545	$4,670,951

For the year ended June 30, 2022:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	588,463	$6,151,254	4,009,512	$41,133,389
Shares repurchased	(1,407,212)	(14,065,763)	(3,126,652)	(31,626,275)
Dividends reinvested	3,173	32,486	87,553	891,799
Net increase (decrease)	(815,576)	$(7,882,023)	970,413	$10,398,913

UBS Multi Income Bond Fund
For the year ended June 30, 2023:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,690	$76,022	524	$7,026
Shares repurchased	(12,299)	(163,846)	(312,016)	(4,164,994)
Dividends reinvested	1,116	14,864	51,216	682,452
Net increase (decrease)	(5,493)	$(72,960)	(260,276)	$(3,475,516)

For the year ended June 30, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,201	$143,666	6,595	$100,629
Shares repurchased	(10,326)	(155,121)	(235,785)	(3,506,014)
Dividends reinvested	573	8,521	29,410	438,099
Net increase (decrease)	(552)	$(2,934)	(199,780)	$(2,967,286)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds

Notes to financial statements

The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from long term realized capital gains	Return of capital	Total distributions paid
UBS All China Equity Fund	$—	$54,803	$—	$—	$54,803
UBS Dynamic Alpha Fund	—	1,508,991	—	—	1,508,991
UBS Global Allocation Fund	—	2,501	8,103,643	—	8,106,144
UBS Emerging Markets Equity Opportunity Fund	—	16,502,215	—	—	16,502,215
UBS Engage For Impact Fund	—	204,616	449,668	—	654,284
UBS International Sustainable Equity Fund	—	1,451,391	22,387,038	—	23,838,429
UBS US Dividend Ruler Fund	—	1,627,541	1,509,764	—	3,137,305
UBS US Quality Growth At Reasonable Price Fund	—	2,657	1,654,626	—	1,657,283
UBS U.S. Small Cap Growth Fund	—	—	6,492,963	—	6,492,963
UBS Sustainable Development Bank Bond Fund	—	1,449,289	—	103,872	1,553,161
UBS Multi Income Bond Fund	—	916,134	—	—	916,134

	2022
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from long term realized capital gains	Total distributions paid
UBS All China Equity Fund	$—	$10,340	$—	$10,340
UBS Dynamic Alpha Fund	—	3,291,732	—	3,291,732
UBS Global Allocation Fund	—	16,691,643	22,712,391	39,404,034
UBS Emerging Markets Equity Opportunity Fund	—	22,612,292	56,369,941	78,982,233
UBS Engage For Impact Fund	—	3,471,448	3,104,392	6,575,840
UBS International Sustainable Equity Fund	—	6,376,593	28,919,634	35,296,227
UBS US Dividend Ruler Fund	—	2,912,679	381,027	3,293,706
UBS US Quality Growth At Reasonable Price Fund	—	4,282,213	538,531	4,820,744
UBS U.S. Small Cap Growth Fund	—	14,968,009	20,650,352	35,618,361
UBS Sustainable Development Bank Bond Fund	—	955,117	117,447	1,072,564
UBS Multi Income Bond Fund	—	589,201	—	589,201

The UBS Funds

Notes to financial statements

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at June 30, 2023 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS All China Equity Fund	$4,286,824	$39,045	$(1,188,417)	$(1,149,372)
UBS Dynamic Alpha Fund	33,118,053	203,885	(13,523,837)	(13,319,952)
UBS Global Allocation Fund	170,804,418	9,221,917	(10,224,279)	(1,002,362)
UBS Emerging Markets Equity Opportunity Fund	556,942,138	6,213,743	(121,568,017)	(115,354,274)
UBS Engage For Impact Fund	50,558,331	5,170,978	(4,522,848)	648,130
UBS International Sustainable Equity Fund	172,098,833	11,897,719	(22,373,028)	(10,475,309)
UBS US Dividend Ruler Fund	140,882,405	13,643,021	(2,443,508)	11,199,513
UBS US Quality Growth At Reasonable Price Fund	173,791,729	19,530,826	(6,834,902)	12,695,924
UBS U.S. Small Cap Growth Fund	121,497,782	23,486,714	(16,723,458)	6,763,256
UBS Sustainable Development Bank Bond Fund	97,746,375	271	(8,336,467)	(8,336,196)
UBS Multi Income Bond Fund	25,408,252	145,119	(1,651,450)	(1,506,331)

The difference between book and tax basis appreciation (depreciation) on investment is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives and mark-to-market of passive foreign investment companies.

At June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
UBS All China Equity Fund	$—	$40,250	$—	$(303,187)	$(1,149,412)	$(2,855)	$(1,415,204)
UBS Dynamic Alpha Fund	—	—	—	(32,722,075)	(14,019,120)	(2,170)	(46,743,365)
UBS Global Allocation Fund	—	3,516,583	—	(11,618,989)	(737,829)	—	(8,840,235)
UBS Emerging Markets Equity Opportunity Fund	—	11,278,177	—	(94,927,680)	(115,988,237)	(17,442)	(199,655,182)
UBS Engage For Impact Fund	—	468,907	—	(1,936,021)	645,573	(24,663)	(846,204)
UBS International Sustainable Equity Fund	—	1,676,379	—	(13,331,756)	(10,474,889)	—	(22,130,266)
UBS US Dividend Ruler Fund	—	2,139,532	1,205,139	—	11,199,513	(23,705)	14,520,479
UBS US Quality Growth At Reasonable Price Fund	—	950,749	—	(5,052,887)	12,695,924	(32,177)	8,561,609
UBS U.S. Small Cap Growth Fund	—	—	—	(6,787,800)	6,763,257	—	(24,543)
UB Sustainable Development Bank Bond Fund	—	—	—	(2,605,360)	(8,336,196)	(15,504)	(10,957,060)
UBS Multi Income Bond Fund	—	557,343	—	(5,161,869)	(1,508,160)	—	(6,112,686)

Net capital losses recognized by the Funds, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

The UBS Funds

Notes to financial statements

At June 30, 2023, the following Funds had net capital losses that will be carried forward indefinitely (or until Fund liquidation in the case of UBS Dynamic Alpha Fund, which is expected to occur in October 2023), as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS All China Equity Fund	$191,376	$111,811	$303,187
UBS Dynamic Alpha Fund	18,330,173	13,458,245	31,788,418
UBS Global Allocation Fund	11,618,989	—	11,618,989
UBS Emerging Markets Equity Opportunity Fund	31,866,590	63,061,090	94,927,680
UBS Engage For Impact Fund	865,286	1,070,735	1,936,021
UBS International Sustainable Equity Fund	1,065,366	12,266,390	13,331,756
UBS US Quality Growth At Reasonable Price Fund	3,920,165	1,132,722	5,052,887
UBS U.S. Small Cap Growth Fund	987,475	5,800,325	6,787,800
UBS Sustainable Development Bank Bond Fund	353,843	2,251,517	2,605,360
UBS Multi Income Bond Fund	3,083,885	2,077,984	5,161,869

During the fiscal year ended, the following Funds utilized capital loss carryforwards to offset current year realized gains:

Capital loss carryforwards utilized
UBS Dynamic Alpha Fund	$289,178

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the fiscal year ended June 30, 2023, UBS Dynamic Alpha Fund incurred and elected to defer qualified late year ordinary losses of $933,657.

At June 30, 2023, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds' net assets as follows:

Fund	Distributable earnings (losses)	Beneficial Interest
UBS U.S. Small Cap Growth Fund	$540,173	$(540,173)

These differences are primarily due to net operating losses.

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of June 30, 2023, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2023, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended June 30, 2023 or since inception in the case of UBS All China Equity Fund, UBS US Dividend Ruler Fund and UBS US Quality Growth At Reasonable Price Fund remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of The UBS Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The UBS Funds (the "Trust"), (comprising UBS All China Equity Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund, UBS U.S. Small Cap Growth Fund, UBS Sustainable Development Bank Bond Fund and UBS Multi Income Bond Fund (collectively referred to as the "Funds")), including the portfolios of investments, as of June 30, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising The UBS Funds at June 30, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising The UBS Funds	Statement of operations	Statement of changes in net assets	Financial highlights
UBS Dynamic Alpha Fund UBS Global Allocation Fund UBS International Sustainable Equity Fund UBS U.S. Small Cap Growth Fund UBS Multi Income Bond Fund UBS Emerging Markets Equity Opportunity Fund	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the five years in the period ended June 30, 2023
UBS Engage for Impact Fund UBS Sustainable Development Bank Bond Fund	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the four years in the period ended June 30, 2023 and the period from October 24, 2018 (commencement of operations) through June 30, 2019
UBS All China Equity Fund	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the two years in the period ended June 30, 2023 and the period from February 24, 2021 (commencement of operations) through June 30, 2021
UBS US Dividend Ruler Fund UBS US Quality Growth At Reasonable Price Fund	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the two years in the period ended June 30, 2023 and the period from July 9, 2020 (commencement of operations) through June 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be

The UBS Funds

Report of independent registered public accounting firm (concluded)

independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
August 29, 2023

The UBS Funds

Federal tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Fund	Dividends received deduction	Long-term capital gain	Foreign tax credit
UBS All China Equity Fund	$—	$—	$4,533
UBS Dynamic Alpha Fund	13,338	—	—
UBS Global Allocation Fund	367	8,103,643	—
UBS Emerging Markets Equity Opportunity Fund	—	—	2,482,871
UBS Engage For Impact Fund	43,005	449,668	—
UBS International Sustainable Equity Fund	—	22,387,038	272,537
UBS US Dividend Ruler Fund	1,560,008	1,509,764	—
UBS US Quality Growth At Reasonable Price Fund	2,657	1,654,626	—
UBS U.S. Small Cap Growth Fund	—	6,492,963	—

Also, for the fiscal year ended June 30, 2023, the foreign source income for information reporting purposes for UBS All China Equity Fund, UBS Emerging Markets Equity Opportunity Fund, and UBS International Sustainable Equity Fund were $96,765, $16,439,684 and $3,939,600, respectively.

For the taxable period ended June 30, 2023, the Funds designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Fund	Maximum amount considered qualified dividend income
UBS All China Equity Fund	$38,770
UBS Dynamic Alpha Fund	13,687
UBS Global Allocation Fund	790
UBS Emerging Markets Equity Opportunity Fund	10,502,062
UBS Engage For Impact Fund	204,615
UBS International Sustainable Equity Fund	1,723,929
UBS US Dividend Ruler Fund	1,627,541
UBS US Quality Growth At Reasonable Price Fund	2,657

Shareholders should not use the above information to prepare their tax returns. Since the Funds' fiscal year end is not the calendar year end, another notification will be sent with respect to calendar year 2023. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2024. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

The UBS Funds

General information (unaudited)

Quarterly portfolio schedule

Each Fund filed its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, The UBS Funds (the "Trust") has adopted a liquidity risk management program (the "program") with respect to each of its series (each, a "Fund"). UBS Asset Management (Americas) Inc. ("UBS AM") has been designated by the Trust's Board to administer the program, and UBS AM has delegated the responsibility to carry out certain functions described in the program to an internal group which is comprised of representatives of various investment and non-investment areas of the firm. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining shareholders' interests in that Fund. The program is intended to provide a framework for the assessment, management and periodic review of each Fund's liquidity risks, taking into consideration, as applicable, the Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The provisions of the program shall be administered for each Fund in a manner that is appropriately tailored to reflect the Fund's particular liquidity risks. UBS AM's process of determining the degree of liquidity of a Fund's investments is supported by a third-party liquidity assessment vendor. In June 2023, UBS AM provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation (the "report"). The report covered the period from May 2, 2022 through May 1, 2023.

UBS AM's report concluded that the program was reasonably designed to assess and manage each Fund's liquidity risk, including during periods of market volatility and net redemptions. UBS AM reported that the program, including any applicable highly liquid investment minimum ("HLIM"), operated adequately and that the implementation of the program, including any applicable HLIM, was effective to manage each Fund's liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to a Fund's prospectus for more information regarding a Fund's exposure to liquidity risk and other risks to which an investment in a Fund may be subject.

The UBS Funds

Board approval of investment advisory agreements

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 8 and 9, 2023 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS All China Equity Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Sustainable Development Bank Bond Fund, UBS Multi Income Bond Fund, UBS US Dividend Ruler Fund and UBS US Quality Growth At Reasonable Price Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process on June 1 and June 8, 2023, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Independent Trustees also reviewed information provided in response to their request for additional information from the Advisor in connection with the Advisory Agreements. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities.

The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided

The UBS Funds

Board approval of investment advisory agreements (continued)

by UBS Asset Management (US) Inc. ("UBS AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The Board noted management's continuing endeavors and expenditures to address areas of heightened concern in the mutual fund industry, including geopolitical concerns, and comply with new regulations applicable to the Fund. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Broadridge Reports, the Board noted that for the one-year period ended February 28, 2023, the UBS Dynamic Alpha Fund, UBS International Sustainable Equity Fund, UBS Sustainable Development Bank Bond Fund and UBS US Quality Growth At Reasonable Price Fund had appeared in the second performance quintile of their respective performance universe; and the UBS US Dividend Ruler Fund appeared in the third performance quintile of its respective performance universe. The Board further noted that for the one-year period ended February 28, 2023, the UBS All China Equity Fund, UBS Global Allocation Fund, UBS Multi Income Bond Fund and UBS U.S. Small Cap Growth Fund appeared in the fourth performance quintile of their respective performance universe; and the UBS Emerging Markets Equity Opportunity Fund and UBS Engage For Impact Fund appeared in the fifth performance quintile of their respective performance universe, with each such Fund's annualized total return below the median of its respective performance universe during such period. In evaluating the performance of the Funds following a sustainable investing focused strategy, the Board also considered how the Advisor evaluates whether a sustainable investing Fund is achieving its sustainable investing mandate.

At the Board's request, the Advisor further addressed the performance data for the UBS All China Equity Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Multi Income Bond Fund, and UBS U.S. Small Cap Growth Fund, each of which had Class P shares' performance ranking below the 50th percentile within its performance universe for the one-year period ended February 28, 2023.

In explaining the performance of the UBS All China Equity Fund for the one-year period ended February 28, 2023, the Advisor reported that stock selection within real estate and financials contributed to the Fund's underperformance and asset allocation contributed positively given Fund's underweight in information technology and allocation to cash. The Advisor highlighted that the Fund's peer universe is a broad and heterogenous category that includes various China strategies that may differ from the Fund's strategy.

In explaining the performance of the UBS Global Allocation Fund for the one-year period ended February 28, 2023, the Advisor reported that tactical asset allocation decisions and security selection decisions negatively impacted the Fund's relative performance. Within asset allocation, the Advisor noted that given that the stock-bond correlation turned more positive over the time period and both asset classes suffered from negative performance, it was a very difficult environment for active managers including the Advisor. As such, the Advisor further noted that Fund's equity and fixed income relative value positions detracted from performance as a whole over the period. The Advisor then reviewed the impact of various overweights and underweights to Fund performance.

The UBS Funds

Board approval of investment advisory agreements (continued)

In explaining the performance of the UBS Emerging Markets Equity Opportunity Fund for the one-year period ended February 28, 2023, the Advisor reported that underperformance was mainly driven by the fallout of Russia's invasion of Ukraine, concerns over the China real estate sector and correction of the broader semiconductor market. The Advisor noted that concerns over intensifying competition in the Chinese e-commerce sector were a drag on performance recovery in the first quarter of 2023. The Advisor also noted prior enhancements to its investment process, resulting in an improvement in performance through flat relative returns in the second quarter of 2022 and positive relative returns in the third quarter of 2022.

In explaining the performance of the UBS Engage For Impact Fund for the one-year period ended February 28, 2023, the Advisor explained that performance was driven primarily by stock selection in financials, followed by overall positioning in communication services, and that stock selection in health care and consumer staples detracted slightly from performance. The Advisor noted the concentrated nature of the Fund's portfolio and the Fund's impact investing strategy, which may differ from other funds within the Fund's peer universe.

In explaining the performance of the UBS Multi Income Bond Fund for the one-year period ended February 28, 2023, the Advisor reported that one of the key contributors to excess return such period was the strategy's duration management as it has taken a flexible approach to duration following the Fund's conversion to a multi income bond strategy in June 2022. The Advisor further reported that active currency trades and non-US dollar duration allocations have detracted from Fund performance over the period. Within credit sectors, the allocation to non-agency mortgage-backed securities has detracted from Fund performance. The Advisor reminded the Board that the Fund was converted from a core plus strategy to a multi income bond in June 2022, and the Fund was recategorized to the Multi Sector Bond Lipper universe, and explained how this impacted relative performance during periods prior to its recategorization.

In explaining the performance of the UBS U.S. Small Cap Growth Fund for the one-year period ended February 28, 2023, the Advisor noted that both sector allocation and stock selection detracted from relative performance. From a sector allocation perspective, the Advisor reported that the Fund benefitted in part from an underweight to communication services and a small cash position, which was offset by the negative impact from underweights to energy, materials, and consumer staples, as well as an overweight to financials. The Advisor explained that despite the challenges over the near-term, long-term performance remains competitive as both stock selection and sector allocation have contributed to relative outperformance versus the benchmark over the past three- and five-year periods ending February 28, 2023. It also noted that the Fund appeared in the first quintile of its performance universe in the Broadridge Reports for the three-, five-, and ten-year performance periods. The Advisor reported that the portfolio managers of the Fund remain constructive on their ability to deliver value across a full market cycle (3-5 years) and recognize that periods of underperformance may occur as they seek to deliver on their value proposition.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Fund fees and expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Broadridge Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund).

The UBS Funds

Board approval of investment advisory agreements (continued)

In examining the Broadridge Reports, and in reviewing comparative costs, it was noted that the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS All China Equity Fund, UBS Sustainable Development Bank Bond Fund, UBS US Dividend Ruler Fund and UBS US Quality Growth At Reasonable Price Fund had a contractual management fee rate lower than or equal to the Broadridge median of its respective expense group.

The Board noted that the UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund and UBS Multi Income Bond Fund had a contractual management fee rate higher than the Broadridge median in its respective Broadridge expense group. The Advisor noted, however, that while UBS Engage For Impact Fund's contractual fee rate was higher than its respective peer expense group median, the Fund appeared in the third quintile of its Broadridge expense group and its contractual management fee rate was less than one basis point (i.e., 0.01%) higher than the median.

The Advisor also noted, however, that the results of such expense comparisons showed that the actual management fee rate for each Fund was equal to or lower than the Broadridge median of the Fund's respective Broadridge expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund had total expenses that were comparable to or lower than the Broadridge median in its respective Broadridge expense group, except for the UBS International Sustainable Equity Fund and UBS U.S. Small Cap Growth Fund. After reviewing the fee and expense information, the Board asked the Advisor to further discuss the fees and expenses of the UBS Emerging Markets Equity Opportunity Fund, UBS International Sustainable Equity Fund, UBS Multi Income Bond Fund and UBS U.S. Small Cap Growth Fund.

The Advisor first addressed the UBS International Sustainable Equity Fund, which reported contractual management fees and total expenses that were higher than its Broadridge peer group median. The Advisor highlighted that the Fund's total expense ratio is five basis points (i.e., 0.05%) higher than the peer group median. The Advisor further highlighted its belief that the Fund's actual management fee remains competitive with the current expense cap in place, as illustrated by the Fund's Class P shares' ranking in the 27th percentile of the peer group. As such, the Advisor reported that it did not view the Fund as an outlier with respect to expenses.

The Advisor then addressed the UBS Emerging Markets Equity Opportunity Fund, which reported contractual management fees higher than its Broadridge peer group median. The Advisor highlighted that the Fund's actual management fee and total expense ratio ranked in the 39th and 28th percentiles, respectively. As such, the Advisor did not consider the Fund to be an expense outlier.

The Advisor then addressed the UBS Multi Income Bond Fund, which reported contractual management fees higher than its Broadridge peer group median. The Advisor noted that the difference between the Fund's contractual management fee and the expense group median is 0.025%. The Advisor further noted that the combination of the Fund's asset level and the current expense limitation agreement results in the Fund waiving the actual advisory and actual administration fees (both comprising the actual management fee) in their entirety. With the expense limitation agreement currently in place, the Fund's Class P shares' actual management fee ranks in the 1st percentile within its expense peer group, and the actual total expenses for the Fund's Class P shares rank in the 10th percentile in the expense peer group, and are nine basis points (i.e., 0.09%) below the expense peer group median. As such, the Advisor does not view the Fund as an outlier.

The Advisor next addressed the UBS U.S. Small Cap Growth Fund, which reported contractual management fees and total expenses higher than its Broadridge peer group median. The Advisor highlighted that the Fund's total expense ratio is three basis points (i.e., 0.03%) higher than the peer group median. The Advisor further noted that due to the waiver associated with the Fund's expense cap, the Fund's actual management fees are ranked in the

The UBS Funds

Board approval of investment advisory agreements (continued)

13th percentile of the peer group. Thus, the Advisor reported that it did not view the Fund as an outlier with respect to expenses.

The Board also considered the extent to which the Advisor currently waives management fees and/or reimburses expenses for a Fund and its share classes, including the basis for the Advisor's determination that any such waivers and/or reimbursements do not and will not result in cross-subsidization by one share class of another share class of a Fund.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor, including the Advisor's explanations of differences among such funds and accounts where relevant. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its expense group.

Costs and profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis, including changes to such methodology from the prior year. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for any changes in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS Group AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except the UBS US Dividend Ruler Fund and UBS US

The UBS Funds

Board approval of investment advisory agreements (concluded)

Quality Growth At Reasonable Price Fund had a breakpoint schedule that provided for continuing breakpoint(s) past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the interests of the Fund and its shareholders.

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the trustee or officer and other directorships held by such trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 65 c/o Keith A. Weller, Fund Secretary, UBS AM One North Wacker Drive Chicago, IL 60606	Chairperson and Trustee	Since 2021 and 2004, respectively	Ms. Cepeda was a managing director at PFM Financial Advisors LLC (from 2016 to 2019). From 1995 to 2016, Ms. Cepeda was the founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of two investment companies (consisting of 12 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (US holding company for the BMO Harris Bank N.A.) as well as a member of the audit, trust and capital committees, director of the Mercer Funds (9 portfolios) (since 2005) as well as a member of the nominations and governance and audit committees, and trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008) as well as a member of the nominations and governance and audit committees.

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (concluded)

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Muhammad Gigani; 45 c/o Keith A. Weller, Fund Secretary, UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2021

Mr. Gigani is a Vice President—Tax of Reyes Holdings, L.L.C. (global food and beverage company) (since 2018). Formerly, Mr. Gigani held various positions at Deloitte Tax, LLP (from 2002 to 2018, most recently serving as a partner (from 2014 to 2018)). Mr. Gigani was a board member of Junior Achievement of Chicago (non-profit) (from 2016 to 2018). Mr. Gigani was also finance chair of Latin United Community Housing Association (non-profit) (from 2016 to 2018). Mr. Gigani is a Certified Public Accountant (CPA).

				Mr. Gigani is a trustee of two investment companies (consisting of 12 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Gigani is a trustee (since 2021) for The Adler Planetarium (non profit).
Abbie J. Smith; 70 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and director of research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of two investment companies (consisting of 12 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (office furniture) and formerly lead director (from 2014-2017) and audit committee member and chair and a member of the human resources and compensation committee. Ms. Smith is also a director (since 2003 and was chair of the audit committee (until 2015)) and is currently the chair of the finance committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a chair of the audit and nominating committees of the Dimensional Mutual Funds complex (a total of 153 funds in 5 investment companies) and of Dimensional ETF Trust.

The UBS Funds

Trustee and officer information (unaudited)

Officers

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski*** 55	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of fund accounting—US (previously named product control and investment support) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*** 45	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of fund accounting—US of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper** 65	Vice President and Assistant Secretary	Since 2002 and 2019, respectively

Mr. Kemper is a managing director (since 2006), and Senior Legal Advisor (since January 2023) of UBS AM—Americas region. Most recently, Mr. Kemper has held senior Legal and Compliance positions at UBS AM—Americas region, including general counsel (2004 through 2019 and 2021 to January 2023), Interim Head of Compliance and Operational Risk Control (2019) and had also been Interim Head of Asia Pacific Legal (2020 through 2021). He has been assistant secretary of UBS AM—Americas region (since 2022) (prior to which he was secretary from 2004 until 2022)) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*** 55	Vice President, Treasurer and Principal Accounting Officer	Since 2006 and 2017, respectively

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)). Previously, she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017). Ms. Kilkeary is a vice president and treasurer and principal accounting officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun* 44	President	Since 2018

Mr. Lasun is a managing director (since 2021) (prior to which he was an executive director (from 2018 through 2021)) and head of product development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees fund development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Leesa Merrill** 44	Chief Compliance Officer	Since 2022

Ms. Merrill is an executive director (since March 2023) (prior to which she was a director (from 2014 until March 2023)) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020)) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (concluded)

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Eric Sanders* 57	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey** 38	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is a managing director (since March 2023, prior to which he was an executive director) and Head of Legal UBS AM—Americas Region (since January 2023, prior to which he was Head of Derivatives and Trading Legal from 2017 through December 2022) with UBS Business Solutions US LLC and also with UBS AM Solutions US LLC and also with UBS AM—Americas region (since 2015). Mr. Stacey is a vice-president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller** 62	Vice President and Secretary	Since 2004 and 2019, respectively

Mr. Weller is an executive director, deputy general counsel (since 2019, prior to which he was senior associate general counsel) and Head of Registered Funds Legal (since 2022) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

1  Each Trustee holds office for an indefinite term.

†  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*  This person's business address is 787 Seventh Avenue, New York, NY 10019.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

***  This person's business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019-6028

S1197

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Muhammad Gigani. Mr. Gigani is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended June 30, 2023 and June 30, 2022, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $643,193 and $645,211, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended June 30, 2023 and June 30, 2022, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $30,992 and $0, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2022 and 2021 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended June 30, 2023 and June 30, 2022, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $155,224 and $139,908, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended June 30, 2023 and June 30, 2022, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)            To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to The UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and The UBS Funds, as well as with The UBS Funds' investment advisor or any control affiliate of the investment advisor that provides ongoing services to The UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)            To pre-approve all non-audit services to be provided to The UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of The UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)            To pre-approve all non-audit services to be provided by The UBS Funds’ independent auditors to The UBS Funds’ investment advisor or to any entity, that controls, is controlled by or is under common control with The UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to The UBS Funds when, without such pre-approval by the Committee, the auditors would not be independent of The UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)            To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)            To consider whether the non-audit services provided by The UBS Funds’ independent auditor to The UBS Funds investment advisor or any advisor affiliate that provides on-going services to The UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

Pursuant to Section (d), the Committee has delegated its responsibility to pre-approve the audit and permissible non-audit services required by paragraphs (a), (b) and (c) of Section 4, not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be subject to subsequent Committee review or oversight, including being reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee, or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with U.S. Securities and Exchange Commission rules on auditor independence.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2023 and June 30, 2022 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2022 and June 30, 2021 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2023 and June 30, 2022 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2023 and June 30, 2022 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2023 and June 30, 2022 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2023 and June 30, 2022 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended June 30, 2023, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%, therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended June 30, 2023 and June 30, 2022, the aggregate fees billed by E&Y of $2,196,986 and $670,848, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services (or provided during the relevant fiscal period) to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2023	2022
Covered Services	$186,216	$139,908
Non-Covered Services	$2,010,770	$530,940

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith A. Weller, the Secretary of The UBS Funds at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant – Not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 8, 2023

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2023